UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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the Securities Exchange Act of 1934 (Amendment No.      )
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JOHNSON CONTROLS INTERNATIONAL PUBLIC LIMITED COMPANY

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2025

Notice of Annual General Meeting & Proxy Statement

Smart, healthy and sustainable buildings

Johnson Controls

Leading the Evolution of Smart, Healthy & Sustainable Buildings

Cautionary Statements For Forward-Looking Information
We have made statements in this Proxy Statement that are forward-looking and therefore are subject to risks and uncertainties. All statements in this document other than statements of historical fact are, or could be, “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may appear throughout this Proxy Statement, including the Proxy Summary, Compensation Discussion & Analysis and Governance of the Company — Sustainability. Words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “forecast,” “project” or “plan” and terms of similar meaning are also generally intended to identify forward-looking statements. However, the absence of these words does not mean that a statement is not forward-looking. We caution that these statements are subject to numerous important risks, uncertainties, assumptions and other factors, some of which are beyond our control, that could cause our actual results to differ materially from those expressed or implied by such forward-looking statements. A detailed discussion of risks related to our business is included in the section entitled “Risk Factors” in our Annual Report on Form 10-K for the 2024 fiscal year filed with the SEC on November 19, 2024, as supplemented by any subsequently filed Quarterly Report on Form 10-Q. Shareholders, potential investors and others should consider these factors in evaluating the forward-looking statements and should not place undue reliance on such statements. The forward-looking statements included in this Proxy Statement are made only as of the date of this document, unless otherwise specified, and, except as required by law, we assume no obligation, and disclaim any obligation, to update such statements to reflect events or circumstances occurring after the date of this Proxy Statement.
Website Information
This Proxy Statement includes several website addresses and references to additional materials found on those websites. These websites and materials are not incorporated by reference herein.

Shaping the Next Generation of Smart, Healthy, and Sustainable Buildings

Letter to our Shareholders:
Dear Shareholders,
The Board and I are proud of the major milestones the Company achieved in 2024, paving the way for continued growth and shareholder value creation. Our dedicated teams have built momentum through the substantial progress of our portfolio transformation into a pure-play provider of comprehensive commercial buildings solutions. A year of strong operational and financial results positioned us well to capitalize on growing end markets. I am excited about the tremendous opportunities ahead, knowing we are better positioned to provide advanced engineered solutions that meet our customers’ evolving needs.
Delivered on Portfolio Transformation
We are committed to transforming Johnson Controls into a faster growing, more profitable and less complex company. This year, we took large strides toward that goal by announcing the divestiture of our Residential and Light Commercial HVAC business and our Air Distribution Technologies business, representing approximately 20% of our sales. These divestitures position Johnson Controls with a simplified, more efficient business model focused on delivering commercial business solutions. These strategic moves underscore our dedication to enhancing our focus on core commercial building solutions, setting the stage for sustained growth and profitability.
Bringing Value Across the Building Lifecycle While Leading the Way in Sustainability
The substantial progress in our transformation is allowing us to benefit from more consistent, predictable performance as our efforts translate into results — demonstrated by a growing record backlog and increased profitability. We are driving results based on our unique value proposition, with an ability to serve our customers over the lifecycle of the building.
Sustainability will remain at the heart of what we do at Johnson Controls. We are committed to delivering safe, healthy and efficient buildings through climate control systems, clean electrification technologies and systematic digitalization for both old and new buildings. Our solutions drive customer outcomes by improving productivity and maximizing outcomes in buildings, which drives business results and helps our customers achieve their sustainability goals.
Continued Board Refreshment and Succession Planning
As part of our commitment to ongoing Board refreshment and ensuring we have the right mix of skills and experience to support Johnson Controls’ evolving business profile, we welcomed Patrick Decker to the Board this year. Patrick is a world-class executive with extensive experience identifying and unlocking growth opportunities in the technology sector and has already contributed valuable insights to our transformation efforts.
Recently, Simone Menne informed us she would not be standing for re-election. We thank Simone for her contributions to the Johnson Controls board through the years.
As Johnson Controls prepares to move to the next phase of growth, we are also preparing for the next leader of the new Johnson Controls as the Board executes our CEO succession process. On a personal note, I am honored to have served as Johnson Controls’ Chief Executive Officer and Chairman of the Board since 2017 and oversee our transformation following the Johnson Controls-Tyco merger. I look forward to the naming of my successor and working to ensure a smooth transition as I continue in my role as Chair of the Board.
Looking ahead to 2025
We are energized by our continued progress as we look to achieve our financial and operational goals, building on the momentum we created in 2024. It is clear that our transformation efforts have taken hold, and our team has reached important milestones this year, creating strong momentum entering fiscal 2025. We are excited for the incredible opportunity ahead of us creating value for our shareholders, serving our customers, and caring for our communities.
Thank you,
George R. Oliver
Chairman and Chief Executive Officer

Notice of Annual General Meeting of Shareholders

Date and Time 3:00 pm, local time March 12, 2025	Place The Merrion Hotel 24 Upper Merrion Street Dublin 2, Ireland	Record Date January 7, 2025
NOTICE IS HEREBY GIVEN that the 2025 Annual General Meeting of Shareholders of Johnson Controls International plc will be held on March 12, 2025 at The Merrion Hotel, 24 Upper Merrion Street, Dublin 2, Ireland at 3:00 pm, local time for the following purposes:
Ordinary Business
1.
By separate resolutions, to elect each of the following individuals as Directors for a period of one year, expiring at the end of the Company’s Annual General Meeting of Shareholders in 2026:

(a) Timothy M. Archer	(b) Jean Blackwell	(c) Pierre Cohade
(d) Patrick K. Decker	(e) W. Roy Dunbar	(f) Gretchen R. Haggerty
(g) Ayesha Khanna	(h) Seetarama (Swamy) Kotagiri	(i) George R. Oliver
(j) Jürgen Tinggren	(k) Mark Vergnano	(l) John D. Young

2.
To ratify the appointment of PricewaterhouseCoopers LLP as the independent auditors of the Company and to authorize the Audit Committee of the Board of Directors to set the auditors’ remuneration.

Special Business
3.
To authorize the Company and/or any subsidiary of the Company to make market purchases of Company shares.

4.
To determine the price range at which the Company can re-allot shares that it holds as treasury shares (special resolution).

5.
To approve, in a non-binding advisory vote, the compensation of the named executive officers.

6.
To approve the Directors’ authority to allot shares up to approximately 20% of issued share capital.

7.
To approve the waiver of statutory pre-emption rights with respect to up to 20% of issued share capital (special resolution).

8.
To act on such other business as may properly come before the meeting or any adjournment thereof.

This notice of Annual General Meeting and Proxy Statement and the enclosed proxy card are first being sent on or about January 21, 2025 to each holder of record of the Company’s ordinary shares at the close of business on January 7, 2025. The record date for the entitlement to vote at the Annual General Meeting is January 7, 2025 and only registered shareholders of record on such date are entitled to notice of, and to attend and vote at, the Annual General Meeting and any adjournment or postponement thereof. During the meeting, management will also present the Company’s Irish Statutory Accounts for the fiscal year ended September 30, 2024. Whether or not you plan to attend the meeting, please complete, sign, date and return the enclosed proxy card to ensure that your shares are represented at the meeting. Shareholders of record who attend the meeting may vote their shares personally, even though they have sent in proxies. In addition to the above resolutions, the business of the Annual General Meeting shall include, prior to the proposal of the above resolutions, the consideration of the Company’s statutory financial statements and the report of the Directors and of the statutory auditors and a review by the shareholders of the Company’s affairs.

Your vote is important and we encourage you to submit your proxy as soon as possible so that your shares will be represented at the meeting. This can be done in advance of the Annual General Meeting by availing of one of the voting options detailed in the accompanying Proxy Statement. In addition, details of the business to be presented at the meeting can also be found in the accompanying Proxy Statement.
This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended September 30, 2024 are available to shareholders at www.proxyvote.com and are also available in the Investor Relations section of our website at http://investors.johnsoncontrols.com. The Company’s Irish Statutory Accounts will also be available at those locations at least 21 days before the date of the Annual General Meeting.
By Order of the Board of Directors,
John Donofrio
Executive Vice President and General Counsel
January 21, 2025
PLEASE PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD. THE PROXY IS REVOCABLE AND IT WILL NOT BE USED IF YOU: GIVE WRITTEN NOTICE OF REVOCATION TO THE PROXY PRIOR TO THE VOTE TO BE TAKEN AT THE MEETING; SUBMIT A LATER-DATED PROXY; OR ATTEND AND VOTE PERSONALLY AT THE MEETING.
ANY SHAREHOLDER ENTITLED TO ATTEND AND VOTE AT THE MEETING MAY APPOINT ONE OR MORE PROXIES USING THE ENCLOSED PROXY CARD (OR THE FORM IN SECTION 184 OF THE COMPANIES ACT 2014) TO ATTEND, SPEAK AND VOTE ON THAT SHAREHOLDER’S BEHALF. THE PROXY NEED NOT BE A SHAREHOLDER. PROXIES MAY BE APPOINTED VIA THE INTERNET OR PHONE IN THE MANNER SET OUT IN THE ENCLOSED PROXY CARD. ALTERNATIVELY, THEY MAY BE APPOINTED BY DEPOSITING THE ENCLOSED PROXY CARD (OR OTHER VALID SIGNED INSTRUMENT OF PROXY) WITH JOHNSON CONTROLS INTERNATIONAL PLC, C/O BROADRIDGE, 51 MERCEDES WAY, EDGEWOOD, NY 11717 BY 5:00 P.M., EASTERN STANDARD TIME, ON MARCH 11, 2025 (WHICH WILL THEN BE FORWARDED TO JOHNSON CONTROLS INTERNATIONAL PLC’S REGISTERED ADDRESS ELECTRONICALLY) OR WITH JOHNSON CONTROLS INTERNATIONAL PLC, ONE ALBERT QUAY, CORK, IRELAND BY 5:00 P.M. LOCAL TIME ON MARCH 11, 2025. IF YOU WISH TO APPOINT A PERSON OTHER THAN THE INDIVIDUAL SPECIFIED IN THE ENCLOSED PROXY CARD, PLEASE CONTACT OUR COMPANY SECRETARY AND ALSO NOTE THAT YOUR NOMINATED PROXY MUST ATTEND THE MEETING IN PERSON IN ORDER FOR YOUR VOTES TO BE CAST.

Unless we have indicated otherwise in this Proxy Statement, references to the “Company,” “Johnson Controls,” “we,” “us,” “our” and similar terms refer to Johnson Controls International plc and its consolidated subsidiaries.
2025 Notice and Proxy Statement      i

Proxy Summary
This proxy summary is intended to provide a broad overview of our 2024 performance, corporate governance and compensation highlights. As this is only a summary, we encourage you to read the entire Proxy Statement for more information prior to voting.
Annual General Meeting of Shareholders

Date and Time 3:00 pm, local time March 12, 2025	Place The Merrion Hotel 24 Upper Merrion Street Dublin 2, Ireland	Record Date January 7, 2025
Admission. All shareholders are invited to attend. Registration will occur on day of meeting. Your vote is important and we encourage you to submit your proxy as soon as possible so that your shares will be represented at the meeting. This can be done in advance of the Annual General Meeting by availing of one of the voting options detailed in this Proxy Statement. In addition, details of the business to be presented at the meeting can also be found in this Proxy Statement.
Meeting Agenda and Voting Matters

Proposal		Board’s Voting Recommendation	Page Reference
No. 1	Election of Directors	✓ FOR (each nominee)	p. 9
No. 2	Ratify appointment of independent auditors and authorize audit committee to set auditors’ remuneration	✓ FOR (both 2(a) and 2(b))	p. 15
No. 3	Authorize market purchases of Company shares by the Company and/or any subsidiary	✓ FOR	p. 18
No. 4	Determine the price range to re-allot treasury shares	✓ FOR	p. 19
No. 5	Advisory vote to approve executive compensation	✓ FOR	p. 20
No. 6	Approve the allotment of up to 20% of issued share capital	✓ FOR	p. 21
No. 7	Approve the waiver of statutory pre-emption rights	✓ FOR	p. 22
2025 Notice and Proxy Statement      1

Proxy Summary › Fiscal Year 2024 In Review
Fiscal Year 2024 In Review
Business Performance Highlights
•
We refocused our portfolio with our decision to divest nearly 20% of our non-core assets, including the sale of our Air Distribution Technologies business and entering into an agreement to sell our Residential & Light Commercial HVAC business. This marks a pivotal step in our journey towards becoming a dedicated provider of comprehensive solutions for commercial buildings. Focusing our resources and expertise on our core strengths better positions us to innovate, deliver superior value to our clients, and drive sustainable growth. This strategic realignment enhances our operational efficiency while also reinforcing our commitment to excellence in commercial buildings.

•
We extended our leading position in cooling for data centers with orders for the full year more than doubling the sales we delivered.

•
Backlog increased 7% to a record $13.1 billion as demand for our solutions grows with our customers around the globe.

•
Our Digital Portfolio, which includes OpenBlue and FM:Systems, collectively serves users managing over 3 billion square feet of real estate. These solutions provide more than 10,000 facility professionals with enhanced visibility into workplace operations, improved performance and operation of building equipment, and support in achieving their decarbonization goals.

•
By leveraging our connected assets, we utilized over 50 terabytes of data to predict equipment failures and identify proactive service opportunities, enhancing our global approach to lifecycle solutions.

•
We were named to the 2023 CDP Climate Change “A List,” joining fewer than 400 companies recognized for global climate leadership. Additionally, we were featured on the 2024 Corporate Knights “Clean 200” list, marking our 9th consecutive year on this prestigious list.

* See Annex A to this Proxy Statement for a reconciliation of adjusted EPS from continuing operations and organic revenue to our results for the most directly comparable financial measure as reported under GAAP in the United States.
2      Johnson Controls International plc

Proxy Summary › Sustainability Leadership
Sustainability Leadership
At Johnson Controls, we pride ourselves on building smarter, healthier and more sustainable tomorrows. This unwavering focus on sustainability is at the core of our purpose as a company and informs every aspect of our work, from our strategy and our customer service to our corporate citizenship. We approach our decarbonization goals as an opportunity to lead by example, while our 140-year heritage of technologies and services in the built environment provides solutions that enable our customers to achieve their sustainability commitments.
Buildings are responsible for nearly 40 percent of global carbon emissions. With the trifecta of low carbon, energy efficient products, electrification, and the digitalization of buildings, we can reduce both carbon and operating costs. Since 2020, we transformed our business to focus on sustainability and committed to invest at least 75 percent of new product research and development annually in climate-related innovation to develop sustainable products and services.

Our 2024 highlights include:
•
We delivered energy-efficiency and cost savings for customers resulting in over 39 million metric tons of CO2e and $8.4 billion saved since 2000. In 2024, we entered a 20-year energy savings performance contract with Cobb County, Georgia. The infrastructure project utilizes Johnson Controls equipment and digital technology to improve indoor air quality, reduce utility costs, and tackle deferred maintenance in nearly a dozen facilities. The project is expected to reduce carbon dioxide emissions by more than 8,700 metric tons and over $2 million in guaranteed utility bill savings.

•
We were named as one of the US Department of Energy’s manufacturing partners by passing all the requirements of the Cold Climate Heat Pump Technology (CCHP) Challenge. The CCHP Challenge represents a best-in-class heat pump product that provides high-efficiency heating performance in cold climates, employs environmentally friendly low-Global Warming Potential (GWP) refrigerants, and is designed to be grid interactive.

•
We doubled the training capacity at The Johnson Controls Academy, an industry-leading national workforce development initiative to tackle the shortage of skilled building systems technicians. This expansion, developed in partnership with Lincoln Tech (parent company Lincoln Educational Services), is designed to address the growing demand for skilled technicians in the installation, service and maintenance of building systems. Graduates of the program will be placed into service technician roles throughout the U.S.

•
We were named a finalist in the Empire Technology Prize, a $10 million competition to advance building technologies for low-carbon heating system retrofits in tall commercial and multifamily buildings in New York State. We proposed an innovative heat pump solution that delivers cooling and heating for buildings, consisting of a heat pump that runs on ultra-low GWP refrigerant, in combination with zero-GWP mechanical vapor recompression technology, which met the competition’s criteria for sustainability and performance.

•
Through global volunteerism and philanthropy, Johnson Controls helps build smart, healthy and sustainable communities our employees call home. The Johnson Controls Community College Partnership Program is on track to donate up to $15 million by the end of 2026 to expand access to educational programs in the HVAC, fire, security, and digital disciplines.

•
We are honored to be recognized for our ongoing innovation and leadership:

•
2023 CDP Climate Change ‘A List’, one of less than 400 companies recognized for global climate leadership

•
2024 Corporate Knights Clean 200, marking our 9th consecutive year on the list

•
2024 TIME World’s Best Companies List

•
2024 Forbes Net Zero Leaders list

•
2024 EcoVadis Gold, top 5% percent of companies assessed

•
2024 Ethisphere World’s Most Ethical Companies list, for the 17th time

2025 Notice and Proxy Statement      3

Proxy Summary › Zero Harm Vision
Zero Harm Vision
Since bringing our Zero Harm to People and the Environment vison to life in 2017, Johnson Controls has demonstrated step change improvement in safety performance and has improved its Total Recordable Incident Rate (TRIR) by nearly 40%.
Within each Zero Harm pillar, “Safety”, “Health & Wellness” and “Environment”, corporate and business stakeholders collaborate to define and implement new initiatives to achieve our vision. This includes collaboration with leaders across business operations, environmental health and safety, human resources, and sustainability. The Board of Directors and the Governance and Sustainability Committee provide oversight over our Zero Harm Vision, with the Governance and Sustainability Committee receiving regular updates on Zero Harm initiatives and progress and the full Board regularly reviewing enterprise-wide health and safety data.
During fiscal year 2024, the company continued to deliver improvement in safety performance achieving a record low Total Recordable Incident Rate (per 200,000 workhours) of 0.34.

4      Johnson Controls International plc

Proxy Summary › Our Director Nominees
Our Director Nominees
Our Board has a diversity of experiences and backgrounds. Our Board believes that having a diverse mix of directors with a variety of skills, experience and backgrounds is essential to meeting its oversight responsibility.

Core Skills & Experiences

Skill / Experience	Directors
Executive Leadership Experience	12
Experience Leading Global Teams	12
Financial & Accounting Expertise	8
Public Policy Experience	8
Cybersecurity, Technology & Innovation	8
Manufacturing and Industry Experience	11
Corporate Governance Experience	12
Corporate Responsibility/Sustainability	10
M&A Experience	10

33% *of Board was refreshed over the last 2 years with 4 new director appointments*

Director Diversity

25% female (3 / 9)

33% Racial/ Ethnic/ LGBTQ+ (4 / 8)

42% Non-US citizens (5 / 7)

67% Total diversity (8 / 4)

4 Nominees have tenure of < 5 years

5 Nominees have tenure of 6-7 years

3 Nominees have tenure of > 7 years

2025 Notice and Proxy Statement      5

Proxy Summary › Our Director Nominees
We are asking you to vote FOR all the Director nominees listed below. All current Directors attended at least 75% of the Board and committee meetings on which he or she sits during fiscal year 2024. Detailed information regarding these individuals is set forth in this Proxy Summary and under Proposal Number One. The Governance and Sustainability Committee and the Board believe that the qualifications, skills, experience and attributes set forth in this Proxy Statement for all individuals nominated for election support the conclusion that these individuals are qualified to serve as Directors and collectively possess a variety of skills, professional experience, and diversity of backgrounds that align with our needs and allow our Board to effectively oversee our business. As previously disclosed, Simone Menne will retire from the Board at the 2025 Annual General Meeting.
Summary information on our Director nominees is set forth below.
					Current Committee Membership
Nominee	Age	Director Since	Principal Occupation	Independent	AC	CC	EC	GC
Timothy M. Archer	57	2024	President and Chief Executive Officer of Lam Research Corporation	✓		✓
Jean Blackwell	70	2018	Retired Executive Vice President & Chief Financial Officer of Cummins Inc.	✓			✓	Chair
Pierre Cohade	63	2018	Former Chief Executive Officer of Triangle Tyre Co. Ltd.	✓	✓
Patrick K. Decker	60	2024	Retired President and Chief Executive Officer of Xylem Inc.	✓		✓
W. Roy Dunbar	63	2017	Retired Chief Executive Officer and Chairman of Network Solutions	✓				✓
Gretchen R. Haggerty	69	2018	Retired Executive Vice President & Chief Financial Officer of United States Steel Corporation	✓	Chair		✓
Ayesha Khanna	51	2023	Co-Founder and Chief Executive Officer of Addo	✓				✓
Seetarama (Swamy) Kotagiri	56	2024	Chief Executive Officer of Magna International Inc.	✓	✓
George R. Oliver	64	2012	Chairman and Chief Executive Officer of Johnson Controls				Chair
Jürgen Tinggren(*)	66	2014	Retired Chief Executive Officer and Director of Schindler Group	✓			✓	✓
Mark Vergnano	66	2016	Retired Chief Executive Officer and Chairman of The Chemours Company	✓		Chair	✓
John D. Young	60	2017	Retired Chief Business Officer, Pfizer Inc.	✓		✓
AC = Audit Committee	EC = Executive Committee
CC = Compensation and Talent Development Committee	GC = Governance and Sustainability Committee

(*)
Independent Lead Director

6      Johnson Controls International plc

Proxy Summary › Corporate Governance Snapshot
Corporate Governance Snapshot
We are committed to maintaining robust governance practices and a strong ethical culture that benefit the long-term interests of our shareholders. We, with the oversight of our Board, regularly review, update and enhance our corporate governance practices and compliance and training programs, as appropriate, in light of shareholder interests, changes in applicable laws, regulations and stock exchange requirements, and the evolving needs of our business. Our corporate governance and compliance practices include:
Director Independence & Board Leadership
•
11 of 12 Director nominees are independent

•
3 fully independent Board committees

•
Strong, independent Lead Director with significant governance duties, including chairing regular executive sessions of independent Directors and hosting regular Board update calls

•
Independent Directors regularly meet in executive session

Board and Committee Self Evaluations	• Annual Board and committee self-assessments • Lead Director and the Chair of the Governance and Sustainability Committee consult with each Director supplementing formal evaluations
Tenure
•
Balance of new and experienced Directors. 33% of Director nominees have tenures of less than 5 years and average tenure is ~6 yrs

•
Director retirement policy states that Directors may not stand for reelection after age 75 and does not permit waivers or exceptions

Best Practices
•
Absolute majority voting for Directors in uncontested elections

•
A comprehensive anti-hedging and anti-pledging policy is in place under our Insider Trading Policy

•
Clawback policy providing for the mandatory recoupment of incentive compensation for financial restatements, discretionary recoupment of incentive based and equity compensation for misconduct that has the potential to cause material reputational harm and discretionary recoupment of certain compensation from culpable individuals in certain circumstances

•
Maintain an equity award grant policy establishing standard, predetermined equity grant practices to avoid any actual or perceived market timing of equity awards

Risk Oversight
•
Risk oversight by the Board and its committees

•
Board and committee oversight of sustainability and other environmental, social and governance matters

•
Board and committee oversight of cybersecurity

Share Ownership Requirements	• Robust executive share ownership requirements (6x of base salary for the CEO, 3x base salary for all other NEOs) • Robust Director share ownership requirements (5x of annual retainer)
Our Board adopted our Corporate Governance Guidelines, Code of Ethics, and charters for our Governance and Sustainability Committee, Audit Committee, Compensation and Talent Development Committee and Executive Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our current committee charters, our Corporate Governance Guidelines and our Code of Ethics in the “Corporate Governance” section of the “Investor Relations” page of our website.
2025 Notice and Proxy Statement      7

Proxy Summary › Non-Binding Advisory Vote on Executive Compensation
Non-Binding Advisory Vote on Executive Compensation
Proposal Number Five is our annual advisory vote on the Company’s executive compensation philosophy and program. Detailed information regarding these matters is included under the heading “Compensation Discussion & Analysis,” and we urge you to read it in its entirety. Our compensation philosophy and structure for executive officers remains dedicated to the concept of paying for performance and continues to be heavily weighted with performance-based awards.
Pay-for-performance
•
Set majority of compensation as variable and at-risk

•
Tie incentives to performance against financial, operational, strategic and individual goals

•
Use quantifiable and measurable performance metrics and goals that are clearly disclosed

•
Provide significant upside and downside potential for superior and low performance

Target pay appropriately	• Conduct competitive market based total compensation benchmark analysis against similarly sized industrial companies for comparable positions
Align interests with our stakeholders
•
Design programs that discourage unnecessary or excessive risk-taking

•
Cap payout opportunities under the incentive plans

•
Require minimum vesting periods for equity awards

•
Reward long-term financial results that drive value creation through a balanced equity mix

•
Operate meaningful share ownership guidelines

•
Maintain a pay recoupment (i.e., clawback) policy that exceeds regulatory requirements

•
Maintain an equity award grant policy establishing standard, predetermined equity grant practices

•
Prohibit insider trading, hedging and pledging of Company stock

•
Engage with shareholders on executive compensation matters

•
Engage an independent compensation consultant to provide analysis and advice

•
Conduct an annual say-on-pay vote

Avoid poor governance practices
•
No tax gross-ups on any change-in-control benefits

•
No single-trigger accelerated vesting on a change-in-control (double-trigger provisions)

•
No discounting, reloading or re-pricing of share options without shareholder approval

•
No guaranteed compensation or guaranteed increases

•
No excessive perquisites

•
No employment agreements with executive officers, except where legally required, in which case they follow market norms

•
No dividends paid on unvested restricted share units or performance share units until such awards vest

8      Johnson Controls International plc

Agenda Items
PROPOSAL NUMBER ONE
Election of Directors
Upon the recommendation of the Governance and Sustainability Committee, the Board has nominated for election at the Annual General Meeting a slate of 12 nominees. Biographical information regarding each of the nominees is set forth below. We are not aware of any reason why any of the nominees will not be able to serve if elected. The term of office for members of the Board of Directors commences upon election and terminates upon completion of the first Annual General Meeting of Shareholders following election.
Timothy M. Archer, Age 57 Director Since: March 2024 Independent: Yes Committee: Compensation Other Public Directorships: • Lam Research Corporation

Mr. Archer is the President and Chief Executive Officer of Lam Research Corporation, a global supplier of innovative wafer fabrication equipment and services to the semiconductor industry, a position he has held since December 2018. Mr. Archer previously served as President and Chief Operating Officer from January 2018 until December 2018 and Executive Vice President, Chief Operating Officer from 2012 until 2018. Prior to joining Lam Research Corporation, Mr. Archer spent 18 years at Novellus Systems, Inc., a manufacturer of equipment used in the fabrication of integrated circuits, in various technology development and business leadership roles, including most recently as Chief Operating Officer from 2011 to 2012; Executive Vice President of Worldwide Sales, Marketing, and Customer Satisfaction from 2009 to 2011; and Executive Vice President of the PECVD and Electrofill business units from 2008 to 2009. Mr. Archer began his career in 1989 at Tektronix, where he was responsible for process development for high-speed bipolar integrated circuits. Mr. Archer currently serves on the International Board of Directors for SEMI, the global industry association representing the electronics manufacturing and design supply chain.
Value Delivered to our Board:
•
Extensive experience in the technology industry throughout his career, including in his current role as CEO of Lam Research.

•
Experience leveraging digital technology to enable and drive service growth through a mix of equipment and software.

•
Experience in driving growth in an evolving and increasingly complex industry driven by technology and innovation.

•
Experience in leading a global manufacturing, service and technology company.

•
Experience in establishing and driving Lam’s sustainability initiatives, including setting renewable energy and net zero targets.

•
Experience in leading complex transactions, including mergers and acquisitions.

Jean Blackwell, Age 70 Director Since: June 2018 Independent: Yes Committees: Governance, Executive Other Public Directorships: • Ingevity Corporation

Ms. Blackwell served as Chief Executive Officer of Cummins Foundation and Executive Vice President, Corporate Responsibility, of Cummins Inc., a global power leader that designs, manufactures, distributes and services diesel and natural gas engines and engine-related component products, from March 2008 until her retirement in March 2013. She previously served as Executive Vice President and Chief Financial Officer from 2003 to 2008, Vice President, Cummins Business Services from 2001 to 2003, Vice President, Human Resources from 1998 to 2001, and Vice President and General Counsel from 1997 to 1998. Prior thereto, Ms. Blackwell was a partner at the Indianapolis law firm of Bose McKinney & Evans LLP from 1984 to 1991. She has also served in state government, including as Executive Director of the Indiana State Lottery Commission and State of Indiana Budget Director. Ms. Blackwell serves as a Director of Ingevity Corporation, a leading global manufacturer of specialty chemicals and high-performance carbon materials. Ms. Blackwell previously served as a Director of Celanese Corporation, a global technology and specialty materials company, from 2014 until 2024, Essendant Inc., a leading national wholesale distributor of business products, from 2007 to 2018 and Phoenix Companies Inc., a life insurance company, from 2004 to 2009.
Value Delivered to our Board:
•
Extensive experience as a global business leader, including serving as the Chief Financial Officer of Cummins Inc.

•
Significant board leadership experience through her service as board chair and chair of multiple committees at other public companies.

•
Extensive experience with public policy and ESG topics through service as CEO of the Cummins Foundation and Executive Vice President of Corporate Responsibility for Cummins Inc.

•
Deep financial acumen as CFO and a senior finance leader in the industrial sector.

•
Experience serving on the board of directors of multiple international companies.

•
Significant knowledge of the global marketplace gained from her business experience and background.

2025 Notice and Proxy Statement      9

Agenda Items › Proposal Number One
Pierre Cohade, Age 63 Director Since: December 2018 Independent: Yes Committee: Audit Other Public Directorships: • CEAT Ltd.

Mr. Cohade served as the Chief Executive Officer of Triangle Tyre, China’s largest private tire manufacturer from 2015 to 2016. From 2013 to 2015, Mr. Cohade was a Senior Advisor at ChinaVest, Wells Fargo’s investment banking affiliate in China. During 2012, he served as an independent consultant for various private equity concerns. Prior thereto he served as the President, Asia Pacific, of The Goodyear Tire & Rubber Company from 2004 to 2011. From 2003 to 2004, Mr. Cohade served as the Division Executive Vice President of the Global Water and Beverage division of Danone SA. From 1985 to 2002, Mr. Cohade served in roles of increasing responsibility at Eastman Kodak Co., ultimately serving as the Chairman of Kodak’s Europe, Africa, Middle East and Russia Region. Mr. Cohade serves as a director of CEAT Ltd., one of India’s leading tire manufacturers and Eurofor Group, a manufacturer and distributor of drilling machines and equipment. Mr. Cohade previously served as a director of Acorn International Inc., a leading marketing and branding company in China focused on content creation, distribution, and product sales through digital media, from 2017 to 2021. Mr. Cohade also served as a director of Deutsche Bank China from 2017 to 2023. Mr. Cohade is currently the Chairman of IMA in China, a leading peer group forum for CEOs and senior executives located in China, and is an independent advisor to companies on China, strategy and operations.
Value Delivered to our Board:
•
Significant experience in a number of senior global positions, with extensive experience and expertise in China.

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Experience in overseeing manufacturing and operations in China at The Goodyear Tire & Rubber Company and Triangle Tyre.

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Experience engaging with regulators and governments on public policy issues in Asia.

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Experience leading corporate responsibility initiatives at Goodyear Tire & Rubber Company and Triangle Tyre.

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Experience leading large business units at The Goodyear Tire & Rubber Company, Danone SA, and Eastman Kodak Co.

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Deep experience in the consumer products industry.

Patrick K. Decker, Age 60 Director Since: July 2024 Independent: Yes Committee: Compensation Other Public Directorships: None

Mr. Decker served as President and CEO of Xylem Inc., a leading water technology provider, from March 2014 until his retirement in December 2023. Prior to leading Xylem, Mr. Decker served as president and CEO of Harsco Corporation, a global industrial products company, from 2012 until 2014. Prior to Harsco, he served in various leadership roles at Tyco International from 2003 until 2012, including as president, Tyco Flow Control, a global provider of industrial solutions to the energy and water sectors. Prior to Tyco, Mr. Decker served with Bristol-Myers Squibb for twelve years in financial and operational roles, predominantly in its Latin America and Asia divisions. He started his career at Price Waterhouse LLP. Mr. Decker Serves on the advisory council for the Dean of the Kelley School of Business at Indiana University and was a founding member of the Bipartisan Council on Infrastructure.
Value Delivered to our Board:
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Global leadership experience transforming Xylem from an industrial products company to an advanced technology, services and solutions enterprise.

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Extensive knowledge of emerging markets and relevant industries.

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Experience leading corporate sustainability initiatives, including driving and expanding Xylem’s initiatives to address water scarcity and support resilient water infrastructure.

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Expertise in strategy, business operations, sustainability, finance and risk management through his roles as CEO of Xylem and Harsco.

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Deep experience leading and integrating transformative acquisitions and executing strategic transactions.

10      Johnson Controls International plc

Agenda Items › Proposal Number One
W. Roy Dunbar, Age 63 Director Since: June 2017 Independent: Yes Committee: Governance Other Public Directorships: • Duke Energy Corporation • McKesson Corporation • SiteOne Landscape Supplies

Mr. Dunbar was Chairman of the Board of Network Solutions, a technology company and web service provider, and was the Chief Executive Officer from January 2008 until October 2009. Mr. Dunbar served as the President of Global Technology and Operations for MasterCard Incorporated from September 2004 until January 2008. Prior to MasterCard, Mr. Dunbar worked at Eli Lilly and Company for 14 years, serving as President of Intercontinental Operations, and earlier as Chief Information Officer. He currently serves as a director of Duke Energy Corporation, one of America’s largest energy holding companies, McKesson Corporation, a national wholesale distributor of pharmaceuticals and SiteOne Landscape Supply, Inc., a national wholesale distributor of landscape supplies. Mr. Dunbar previously served as a Director of Humana, Inc., Lexmark International and iGate.
Value Delivered to our Board:
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Career-spanning depth of experience across numerous disciplines including healthcare, information technology, payments, insurance and renewable energy.

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Experience in global leadership and service as a director of companies across multiple sectors.

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Experience in leading innovation through information technology at MasterCard and Eli Lilly, including managing cybersecurity risk.

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Significant experience as a leader and director across US and international markets.

Gretchen R. Haggerty, Age 69 Director Since: March 2018 Independent: Yes Committees: Audit, Executive Other Public Directorships: • Teleflex Corporation • Atmus Filtration Technologies, Inc.

Ms. Haggerty retired in August 2013 after a 37-year career with United States Steel Corporation, an integrated global steel producer, and its predecessor, USX Corporation, which, in addition to its steel production, also managed and supervised energy operations, principally through Marathon Oil Corporation. From March 2003 until her retirement, Ms. Haggerty served as Executive Vice President & Chief Financial Officer and also served as Chairman of the U. S. Steel & Carnegie Pension Fund and its Investment Committee. Earlier, she served in various financial executive positions at U.S. Steel and USX, beginning in November 1991 when she became Vice President & Treasurer. Ms. Haggerty is currently a Director of Teleflex Corporation, a global provider of medical technology products and Atmus Filtration Technologies, a leading provider of filtration products for on-highway commercial vehicles and off-highway agriculture, construction, mining and power generation vehicles and equipment. Ms. Haggerty is a former Director of USG Corporation, a leading manufacturer of building materials.
Value Delivered to our Board:
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Deep financial acumen as CFO and senior finance leader in steel and energy industries.

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Financial oversight experience as a director on the audit committee of multiple companies.

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Experience serving on the board of directors of multiple international companies.

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Significant knowledge of the global marketplace gained from her business experience and background.

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Experience leading global teams.

2025 Notice and Proxy Statement      11

Agenda Items › Proposal Number One
Dr. Ayesha Khanna, Age 51 Director Since: March 2023 Independent: Yes Committee: Governance Other Public Directorships: None

Dr. Khanna is the co-founder and CEO of Addo, a privately held artificial intelligence firm with a focus on smart cities, a position she has held since 2017. From 2015-2016, prior to founding Addo, Dr. Khanna served as the Chief Executive Officer of The Keys Global, an education hub for students in coding, robotics, 3D printing and other new technologies. She previously served as Co-Founder and Director of Hybrid Reality Institute, a research and advisory group established to analyze the social impact of accelerating technologies, from 2010-2014. In addition, Dr. Khanna spent more than a decade on Wall Street developing large scale trading, risk management and data analytics systems. Dr. Khanna was previously a director of Aveva, a publicly-traded multinational engineering and industrial software solutions provider. She is also a director of Neom Tonomous, a subsidiary of Neom, responsible for the delivery of the cognitive infrastructure for the $500 billion smart city under development in Saudi Arabia. Dr. Khanna has a PhD of Information Systems and Innovation from the London School of Economics and Political Science and has been a strategic advisor on artificial intelligence, smart cities and fintech to corporations and governments. She was the founder and Chair of 21st Century Girls (21C Girls) a charity delivering free coding, artificial intelligence and web3 classes for girls in Singapore.
Value Delivered to our Board:
•
Extensive experience in enterprise information technology, data and artificial intelligence strategy, implementation and risk, including deep, focused expertise on artificial intelligence and smart cities.

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Deep understanding of risk management related to the emerging impacts of accelerating technologies, including cybersecurity, data privacy, artificial intelligence and compliance.

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Public policy experience advising governments on artificial intelligence and smart cities and through membership in organizations such as the World Economic Forum’s Global Future Councils and the Singapore Infocomm Media Authority.

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Executive leadership experience founding and leading Addo.

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Experience leading global teams.

Seetarama (Swamy) Kotagiri, Age 56 Director Since: March 2024 Independent: Yes Committee: Compensation Other Public Directorships: • Magna International Inc.

Mr. Kotagiri is the CEO of Magna International, one of the largest suppliers in the automotive space, a position he has held since 2021. From 1999 until his appointment as Chief Executive Officer, Mr. Kotagiri served in a variety of roles of increasing responsibility at Magna International, including President, Magna International, President, Magna Power and Vision, and Executive Vice President and Chief Technology Officer. Mr. Kotagiri additionally oversaw several of Magna’s segments and businesses including serving as President, Magna Powertrain and President, Magna Electronics. Mr. Kotagiri holds over 12 patents in automotive product and process design.
Value Delivered to our Board:
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Deep understanding of technological transformation and innovation from his experience in leading Magna.

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Significant knowledge of an industry characterized by technological and product transformation driven by digital and other emerging technologies.

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Significant operational knowledge and experience gained through service as CEO of Magna and leading multiple segments and businesses.

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Decades of experience leading global teams and adapting to macro-economic trends.

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Significant experience driving Magna’s sustainability initiatives, including recently establishing emissions reduction targets and a net zero commitment.

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Experience in leading large acquisitions and driving organic growth.

12      Johnson Controls International plc

Agenda Items › Proposal Number One
George R. Oliver, Age 64 Director Since: September 2012 Independent: No Committee: Executive Other Public Directorships: • RTX Corporation

Mr. Oliver became our Chairman and Chief Executive Officer in September 2017. He previously served as our President and Chief Operating Officer following the completion of the merger with Tyco International. Prior to that, Mr. Oliver was Tyco’s Chief Executive Officer, a position he held since September 2012. He joined Tyco in July 2006 and served as President of a number of operating segments from 2007 through 2011. Before joining Tyco, Mr. Oliver had a more than 20-year career with General Electric (GE), where he served in operational roles of increasing responsibility in several divisions, including as president and Chief Executive Officer of GE Water and Process Technologies and President and Chief Executive Officer of GE Engine Services, as well as previous leadership roles in GE’s Aircraft Engines and Appliances divisions. Mr. Oliver also serves as a director on the board of RTX Corporation, an aerospace and defense company. Mr. Oliver serves as Chairman of the Energy & Environment Committee of the Business Roundtable, an association of chief executive officers of America’s leading companies and as the Chairman of the Sustainable Buildings Task Force for The Sustainable Markets Initiative.
Value Delivered to our Board:
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Extensive leadership experience over several decades as an executive at Johnson Controls, Tyco and GE.

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Brings valuable insights and perspective on the day to day management of the Company’s affairs.

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Experience as a director, CEO and a senior manager of global organizations.

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Experience leading sustainability initiatives at Johnson Controls and across industries through the Business Roundtable and Sustainable Markets Initiative.

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Public policy experience through participation in nongovernmental organizations including the Business Roundtable and World Economic Forum, as well as engaging with state and national lawmakers on public policy issues.

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Experience leading global teams at Johnson Controls, Tyco and GE.

Jürgen Tinggren, Age 66 Director Since: March 2014 Independent: Yes Committees: Governance, Executive Other Public Directorships: • N.V. Bekaert S.A.

Mr. Tinggren served as the Chief Executive Officer of the Schindler Group, a global provider of elevators, escalators and related services, through December 2013 and was a member of the Board of Directors of Schindler from March 2014 to 2016. He joined the Group Executive Committee of Schindler in April 1997, initially responsible for Europe and thereafter for the Asia/Pacific region followed by Technology and Strategic Procurement. In 2007, he was appointed Chief Executive Officer and President of the Group Executive Committee of the Schindler Group. Mr. Tinggren also serves as Chairman and head of the Nomination and Governance Committee of N.V. Bekaert S.A., a Belgian based supplier of steel cord products for tire reinforcement and other specialty steel wire products. From 2014 to 2018 he was a Director of the Sika AG Group and from 2017 to 2020 he was a director and Audit Committee member of OpenText Corporation.
Value Delivered to our Board:
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Extensive business experience as CEO and board member of leading global companies.

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Deep understanding of building services, industrial products and installation and service businesses.

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Experience as senior executive of European, U.S. and Asia-based organizations, deep understanding of international markets.

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Understanding of digital businesses from his tenure as a director of OpenText.

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Significant experience with mergers and acquisitions.

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Experience leading global teams as CEO of Schindler.

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Deep financial understanding as CEO of Schindler.

2025 Notice and Proxy Statement      13

Agenda Items › Proposal Number One
Mark Vergnano, Age 66 Director Since: September 2016 Independent: Yes Committee: Compensation Other Public Directorships: • Waters Corporation

Mr. Vergnano served as the Chairman of the Board of The Chemours Company, a titanium technologies, fluoroproducts, and chemical solutions producer, from July 2021 until his retirement in April 2022. Previously, Mr. Vergnano served as the President and Chief Executive Officer of Chemours from July 2015 to July 2021. He served as Executive Vice President, E. I. du Pont de Nemours and Company from 2009 to June 2015. While at DuPont, he served as Group Vice President — Safety & Protection from 2006 to 2009, Vice President and General Manager — DuPont Surfaces and Building Innovations from 2005 to 2006 and Vice President and General Manager — DuPont Nonwovens from 2003 to 2005. Mr. Vergnano joined DuPont in 1980 as a process engineer and held a variety of manufacturing, technical and management assignments throughout multiple global locations in DuPont’s organization. Mr. Vergnano is currently a director of Waters Corporation, a specialty measurement company. Mr. Vergnano is a former Chairman of the Board of Directors for the National Safety Council, and the American Chemistry Council and the Future of Stem Scholars Initiative. He is the founding chair of the Vergnano Institute for Inclusion at the University of Connecticut.
Value Delivered to our Board:
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Extensive global business experience as an executive and CEO of Chemours and DuPont.

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Deep understanding of the operations, global sales and marketing in both the chemical and industrial sectors.

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Experience leading global teams as CEO of Chemours and in managing a variety of functions and business units at DuPont.

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Experience developing and driving DuPont’s government affairs, public policy and corporate social responsibility strategies.

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Deep financial understanding as CEO of Chemours.

John D. Young, Age 60 Director Since: December 2017 Independent: Yes Committee: Compensation Other Public Directorships: • Arvinas, Inc. • Novartis AG

Mr. Young served as the Chief Business Officer of Pfizer Inc. from January 2019 until December 2021 and Special Advisor to the CEO from January 2022 until his retirement in July 2022. From January 2018 to December 2018, he served as Group President of Pfizer Innovative Health, and from June 2016 to January 2018 he served as Group President, Pfizer Essential Health. He was Group President, Global Established Pharma Business for Pfizer from January 2014 until June 2016 and President and General Manager, Pfizer Primary Care from June 2012 until December 2013. He also served as Pfizer’s Primary Care Business Unit’s Regional President for Europe and Canada from 2009 until June 2012 and U.K. Country Manager from 2007 until 2009. Mr. Young is currently a director of Arvinas, Inc., a clinical-stage biopharmaceutical company and Novartis AG, a multinational company specializing in the research, development, manufacturing and marketing of innovative pharmaceuticals and generic medicines.
Value Delivered to our Board:
•
Extensive experience as a business leader with 30 years’ experience with Pfizer.

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Specialized expertise in developing healthcare solutions in a variety of medical disciplines utilizing technology and innovation.

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Experience in corporate social responsibility as a member of the Board of the Pfizer Foundation and his role in overseeing Pfizer’s ESG strategy and commitments.

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Experience leading large business units at Pfizer.

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Significant experience in a number of senior global positions at Pfizer.

Election of each Director requires the affirmative vote of a majority of the votes properly cast by the holders of ordinary shares represented at the Annual General Meeting in person or by proxy. Each Director’s election is the subject of a separate resolution and shareholders are entitled to one vote per share for each separate Director election resolution.
The Board unanimously recommends that shareholders vote FOR the election of each nominee for Director to serve until the completion of the next Annual General Meeting.
14      Johnson Controls International plc

Agenda Items › Proposal Number Two
PROPOSAL NUMBER TWO
Appointment of Auditors and Authority to Set Remuneration
PricewaterhouseCoopers LLP (“PwC”) served as our independent auditors for the fiscal year ended September 30, 2024. The Audit Committee has selected and appointed PwC to audit our financial statements for the fiscal year ending September 30, 2025. The Board, upon the recommendation of the Audit Committee, is asking our shareholders to ratify the appointment of PwC as our independent auditors for the fiscal year ending September 30, 2025, and to authorize the Audit Committee of the Board of Directors to set the independent auditors’ remuneration. Although approval is not required by our Memorandum and Articles of Association or otherwise, the Board is submitting the selection of PwC to our shareholders for ratification because we value our shareholders’ views on the Company’s independent auditors. If the appointment of PwC is not approved by shareholders, it will be considered as notice to the Board and the Audit Committee to consider the selection of a different firm. Even if the appointment is approved, the Audit Committee, in its discretion, may select a different independent auditor at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.
How We Select Our Auditor. The Audit Committee considers many factors when appointing our independent auditor, including the reasonableness of audit fees, cultural fit and business acumen, the potential for disruption in our business due to the loss of cumulative institutional knowledge possessed by our current auditor, and the quality of the independent audit firm and overall audit process. When the mandated rotation of PwC’s lead engagement partner occurs, the Audit Committee is directly involved in the selection of PwC’s new lead engagement partner. The members of the Audit Committee and the Board believe that the continued retention of PwC to serve as our independent auditor is in our and our shareholders’ best interests.
Representatives of PwC will attend the Annual General Meeting and will have an opportunity to make a statement if they wish. They will also be available to answer appropriate questions at the meeting.
For independent auditor fee information, information on our pre-approval policy of audit and non-audit services, and the Audit Committee Report, please see below.
The ratification of the appointment of the independent auditors and the authorization for the Audit Committee to set the remuneration for the independent auditors requires the affirmative vote of a majority of the votes properly cast by the holders of ordinary shares represented at the Annual General Meeting in person or by proxy.
The Audit Committee and the Board unanimously recommend a vote FOR these proposals.
Audit and Non-Audit Fees
Aggregate fees for professional services rendered to the Company by its independent auditors as of and for the two most recent fiscal years are set forth below. The aggregate fees include fees billed or reasonably expected to be billed for the applicable fiscal year. All Audit, Audit-Related, Tax and All Other services described below were pre-approved by the Audit Committee.
	Fiscal Year 2024	Fiscal Year 2023
	(in millions)	(in millions)
Audit Fees	$22.7	$23.1
Audit-Related Fees	0.4	0.0
Tax Fees	2.7	2.6
All Other Fees	0.0	0.0
Total	$25.8	$25.7
Audit Fees for the fiscal year ended September 30, 2024 were for professional services rendered by PwC and include fees for services performed to comply with auditing standards of the Public Company Accounting Oversight Board (“PCAOB”) (United States), including the annual audit of our consolidated financial statements including reviews of the interim financial statements contained in our Quarterly Reports on Form 10-Q, issuance of consents, the issuance of comfort letters associated with debt offerings and the audit of our internal control over financial reporting. This category also includes fees for audits provided in connection with statutory filings or services that generally only the principal auditor reasonably can provide to a client, such as assistance with and review of documents filed with the U.S. Securities and Exchange Commission (“SEC”).
2025 Notice and Proxy Statement      15

Agenda Items › Proposal Number Two
Audit-Related Fees for the fiscal year ended September 30, 2024, were for services rendered by PwC and include fees associated with assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. This category includes fees related to assistance in financial due diligence related to mergers, acquisitions and divestitures, carve-outs associated with divestitures and spin-off transactions, consultations concerning financial accounting and reporting standards and regulatory requirements, pre-implementation reviews of certain information technology systems, audits of pension and other employee benefit plans and audit services not required by statute or regulation.
Tax Fees for the fiscal year ended September 30, 2024, were for services rendered by PwC and primarily include fees associated with tax audits, tax compliance, tax consulting, transfer pricing and tax planning. This category also includes tax planning on mergers and acquisitions and restructurings, as well as other services related to tax disclosure and filing requirements.
All Other Fees for the fiscal year ended September 30, 2024, were for services rendered by PwC and primarily include fees associated with training seminars related to accounting, finance and tax matters, technology tools related to accounting and reporting research, and other permissible advisory services.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors
The Audit Committee has a pre-approval policy that provides guidelines for the audit, audit-related, tax and other permissible non-audit services that may be provided by the independent auditors. The policy identifies the guiding principles that must be considered by the Audit Committee in approving services to ensure that the auditors’ independence is not impaired. The policy provides that the Chief Accounting Officer will support the Audit Committee by providing a list of proposed services to the Committee, monitoring the services and fees pre-approved by the Committee, providing periodic reports to the Audit Committee with respect to pre-approved services and ensuring compliance with the policy.
Under the policy, the Audit Committee annually pre-approves the audit fee and terms of the engagement, as set forth in the engagement letter. This annual pre-approval also includes a specified list of audit, audit-related and tax services with pre-approved amounts specified in each service category. Any service not included in the specified list of services must be submitted to the Audit Committee for pre-approval. No service may extend for more than 12 months, unless the Audit Committee specifically provides for a different period. The independent auditor may not begin work on any engagement without confirmation of Audit Committee pre-approval from the Chief Accounting Officer or his or her delegate.
In accordance with the policy, the chair of the Audit Committee has been delegated the authority by the Committee to pre-approve the engagement of the independent auditors for a specific service when the entire Committee is unable to do so. All such pre-approvals must be reported to the Audit Committee at the next Committee meeting.
Audit Committee Report
The Audit Committee of the Board is composed of four Directors, each of whom the Board has determined meets the independence and experience requirements of the New York Stock Exchange (“NYSE”) and the SEC. The Audit Committee operates under a charter approved by the Board, which is posted on our website. As more fully described in its charter, the Audit Committee oversees Johnson Controls’ financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process. Management assures that the Company develops and maintains adequate financial controls and procedures, and monitors compliance with these processes. Johnson Controls’ independent auditors are responsible for performing an audit in accordance with auditing standards generally accepted in the United States to obtain reasonable assurance that Johnson Controls’ consolidated financial statements are free from material misstatement and expressing an opinion on the conformity of the financial statements with accounting principles generally accepted in the United States. The internal auditors are responsible to the Audit Committee and the Board for testing the integrity of the financial accounting and reporting control systems and such other matters as the Audit Committee and Board determine.
In this context, the Audit Committee has reviewed the U.S. GAAP consolidated financial statements for the fiscal year ended September 30, 2024, and has met and held discussions with management, the internal auditors and the independent auditors concerning these financial statements, as well as the report of management and the report of the independent registered public accounting firm regarding the Company’s internal control over financial reporting required by Section 404 of the Sarbanes-Oxley Act. Management represented to the Committee that Johnson Controls’ U.S. GAAP consolidated financial statements were prepared in accordance with U.S. GAAP. In addition, the Committee has discussed with the independent auditors the auditors’ independence from Johnson Controls and its management as required under Public Company Accounting Oversight Board Rule 3526, Communication with Audit Committees Concerning Independence, and the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard AU Section 380 (Communication with Audit Committees) and Rule 2-07 of SEC Regulation S-X.
In addition, the Audit Committee has received the written disclosures and the letter from the independent auditor required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning
16      Johnson Controls International plc

Agenda Items › Proposal Number Two
independence. Based upon the Committee’s review and discussions referred to above, the Committee recommended that the Board include Johnson Controls’ audited consolidated financial statements in Johnson Controls’ Annual Report on Form 10-K for the fiscal year ended September 30, 2024 filed with the Securities and Exchange Commission and that such report be included in Johnson Controls’ annual report to shareholders for the fiscal year ended September 30, 2024.
Submitted by the Audit Committee,
Gretchen R. Haggerty, Chair
Pierre Cohade
Seetarama Kotagiri
Simone Menne
2025 Notice and Proxy Statement      17

Agenda Items › Proposal Number Three
PROPOSAL NUMBER THREE
Authorization to Make Market Purchases of Company Shares
We have historically used open-market share purchases as a means of returning cash to shareholders and managing the size of our base of outstanding shares. These are longstanding objectives that management believes are important to continue.
Under Irish law, neither the Company nor any subsidiary of the Company may make market purchases or overseas market purchases of the Company’s shares without shareholder approval. Accordingly, shareholders are being asked to authorize the Company, or any of its subsidiaries, to make market purchases and overseas market purchases of up to 10% of the Company’s issued shares. This authorization expires after eighteen months unless renewed; accordingly, we expect to propose renewal of this authorization at subsequent Annual General Meetings.
Such purchases would be made only at price levels which the Directors considered to be in the best interests of the shareholders generally, after taking into account the Company’s overall financial position. The Company currently expects to effect repurchases under our existing share repurchase authorization as redemptions pursuant to Article 3(d) of our Articles of Association. Whether or not this proposed resolution is passed, the Company will retain its ability to effect repurchases as redemptions pursuant to its Articles of Association, although subsidiaries of the Company will not be able to make market purchases or overseas market purchases of the Company’s shares unless the resolution is adopted.
In order for the Company or any of its subsidiaries to make overseas market purchases of the Company’s ordinary shares, such shares must be purchased on a market recognized for the purposes of the Companies Act 2014. The NYSE, on which the Company’s ordinary shares are listed, is specified as a recognized stock exchange for this purpose by Irish law. The general authority, if approved by our shareholders, will become effective from the date of passing of the authorizing resolution.
Ordinary Resolution
The text of the resolution in respect of Proposal 3 (which is proposed as an ordinary resolution) is as follows:
RESOLVED, that the Company and any subsidiary of the Company is hereby generally authorized to make market purchases and overseas market purchases of ordinary shares in the Company (“shares”) on such terms and conditions and in such manner as the Board of Directors of the Company may determine from time to time but subject to the provisions of the Companies Act 2014 and to the following provisions:
(a) The maximum number of shares authorized to be acquired by the Company and/or any subsidiary of the Company pursuant to this resolution shall not exceed, in the aggregate, 69,000,000 ordinary shares of US $0.01 each (which represents slightly less than 10% of the Company’s issued ordinary shares).
(b) The maximum price to be paid for any ordinary share shall be an amount equal to 110% of the closing price on the New York Stock Exchange for the ordinary shares on the trading day preceding the day on which the relevant share is purchased by the Company or the relevant subsidiary of the Company, and the minimum price to be paid for any ordinary share shall be the nominal value of such share.
(c) This general authority will be effective from the date of passing of this resolution and will expire on the earlier of the date of the Annual General Meeting in 2026 or eighteen months from the date of the passing of this resolution, unless previously varied, revoked or renewed by ordinary resolution in accordance with the provisions of section 1074 of the Companies Act 2014. The Company or any such subsidiary may, before such expiry, enter into a contract for the purchase of shares which would or might be executed wholly or partly after such expiry and may complete any such contract as if the authority conferred hereby had not expired.
The authorization for the Company and/or any of its subsidiaries to make market purchases and overseas market purchases of Company shares requires the affirmative vote of a majority of the votes properly cast (in person or by proxy) at the Annual General Meeting.
The Board unanimously recommends that shareholders vote FOR this proposal.
18      Johnson Controls International plc

Agenda Items › Proposal Number Four
PROPOSAL NUMBER FOUR
Determine the Price Range at which the Company can Re-Allot Treasury Shares
Our historical open-market share repurchases and other share buyback activities result in ordinary shares being acquired and held by the Company as treasury shares. We may re-allot treasury shares that we acquire through our various share buyback activities in connection with our executive compensation program and our other compensation programs.
Under Irish law, our shareholders must authorize the price range at which we may re-allot any shares held in treasury (including by way of re-allotment off-market). In this proposal, that price range is expressed as a minimum and maximum percentage of the prevailing market price (as defined below). Under Irish law, this authorization expires after eighteen months unless renewed; accordingly, we expect to propose the renewal of this authorization at subsequent Annual General Meetings.
The authority being sought from shareholders provides that the minimum and maximum prices at which an ordinary share held in treasury may be re-allotted are 95% and 120%, respectively, of the average closing price per ordinary share of the Company, as reported by the NYSE, for the thirty (30) trading days immediately preceding the proposed date of re-allotment, save that the minimum price for a re-allotment to satisfy an obligation under an employee share plan is the par value of a share. Any re-allotment of treasury shares will be at price levels that the Board considers in the best interests of our shareholders.
Special Resolution
The text of the resolution in respect of Proposal 4 (which is proposed as a special resolution) is as follows:
RESOLVED, that the re-allotment price range at which any treasury shares held by the Company may be re-allotted shall be as follows:
(a) the maximum price at which such treasury share may be re-allotted shall be an amount equal to 120% of the “market price,” and
(b) the minimum price at which a treasury share may be re-allotted shall be the nominal value of the share where such a share is required to satisfy an obligation under an employee share plan operated by the Company or, in all other cases, an amount equal to 95% of the “market price,” and
(c) for the purposes of this resolution, the “market price” shall mean the average closing price per ordinary share of the Company, as reported by the New York Stock Exchange, for the thirty (30) trading days immediately preceding the proposed date of re-allotment.
FURTHER RESOLVED, that this authority to re-allot treasury shares shall expire on the earlier of the date of the Annual General Meeting of the Company held in 2026 or eighteen months after the date of the passing of this resolution unless previously varied or renewed in accordance with the provisions of section 109 and/or 1078 (as applicable) of the Companies Act 2014 (and/or any corresponding provision of any amended or replacement legislation) and is without prejudice or limitation to any other authority of the Company to re-allot treasury shares on-market.
The authorization of the price range at which the Company may re-allot any shares held in treasury requires the affirmative vote of at least 75% of the votes properly cast (in person or by proxy) at the Annual General Meeting.
The Board unanimously recommends that shareholders vote FOR this proposal.
2025 Notice and Proxy Statement      19

Agenda Items › Proposal Number Five
PROPOSAL NUMBER FIVE
Advisory Vote on Executive Compensation
The Board recognizes that providing shareholders with an advisory vote on executive compensation can produce useful information on investor sentiment with regard to the Company’s executive compensation programs. As a result, this proposal provides shareholders with the opportunity to cast an advisory vote on the compensation of our executive management team, as described in the section of this Proxy Statement entitled “Compensation Discussion & Analysis,” and endorse or not endorse our fiscal year 2024 executive compensation philosophy, programs and policies and the compensation paid to the Named Executive Officers.
The advisory vote on executive compensation is non-binding, meaning that our Board will not be obligated to take any compensation actions or to adjust our executive compensation programs or policies, as a result of the vote. Notwithstanding the advisory nature of the vote, the resolution will be considered passed with the affirmative vote of a majority of the votes properly cast by the holders of ordinary shares represented at the Annual General Meeting in person or by proxy.
Although the vote is non-binding, our Board and the Compensation and Talent Development Committee will review the voting results. To the extent there is a significant negative vote, we would communicate directly with shareholders to better understand the concerns that influenced the vote. The Board and the Compensation and Talent Development Committee would consider constructive feedback obtained through this process in making future decisions about executive compensation programs. We currently hold the advisory vote on executive compensation on an annual basis and intend to hold the next such vote at the 2026 Annual General Meeting.
Advisory Non-Binding Resolution
The text of the resolution, which if thought fit, will be passed as an advisory non-binding resolution at the Annual General Meeting, is as follows:
RESOLVED, that shareholders approve, on an advisory basis, the compensation of the Company’s Named Executive Officers, as disclosed in the Compensation Discussion & Analysis section of this Proxy Statement pursuant to Item 402 of Regulation S-K.
The Board unanimously recommends that shareholders vote FOR this proposal.
20      Johnson Controls International plc

Agenda Items › Proposal Number Six
PROPOSAL NUMBER SIX
Authorization for Directors to Allot Company Shares
Under Irish law, directors of an Irish public limited company must have authority from its shareholders to issue any shares, including shares which are part of the company’s authorized but unissued share capital. The Company’s current authorization, approved by shareholders at our 2024 Annual General Meeting, will expire on March 12, 2025 — the date of the 2025 Annual General Meeting. We are presenting this proposal to renew the Board’s authority to issue authorized but unissued shares on the terms set forth below. If this proposal is not passed, the Company will have a limited ability to issue new ordinary shares.
We understand it is customary practice for Irish companies listed in the U.S. to seek shareholder authority to issue shares up to an aggregate nominal value of 20% of the company’s issued share capital and for such authority to be renewed each year. Therefore, in accordance with customary practice in Ireland and the rules and standards applicable to companies listed in the U.S., we are seeking approval to issue up to a maximum of 20% of our issued ordinary share capital for a period expiring on the earlier of the date of the Company’s Annual General Meeting in 2026 or September 12, 2026, unless otherwise renewed, varied or revoked. We expect to propose renewal of this authorization at subsequent Annual General Meetings.
Granting the Board this authority is a routine matter for public companies incorporated in Ireland and is consistent with Irish market practice. This authority is fundamental to our business and enables us to issue shares, including, if applicable, in connection with funding acquisitions and raising capital. We are not asking you to approve an increase in our authorized share capital or to approve a specific issuance of shares. Instead, approval of this proposal will only grant the Board the authority to issue shares that are already authorized under our Articles of Association upon the terms below. In addition, because we are a NYSE-listed company, our shareholders continue to benefit from the protections afforded to them under the rules and regulations of the NYSE and SEC, including those rules that limit our ability to issue shares in specified circumstances. This authorization is required as a matter of Irish law and is not otherwise required for other companies listed on the NYSE with whom we compete. Accordingly, approval of this resolution would merely place us on par with other NYSE-listed companies.
Ordinary Resolution
The text of the resolution in respect of Proposal 6 (which is proposed as an ordinary resolution) is as follows:
“RESOLVED that the directors be and are hereby generally and unconditionally authorized to exercise all powers to allot and issue relevant securities (within the meaning of section 1021 of the Companies Act 2014) up to an aggregate nominal value of US $1,381,000 (being equivalent to approximately 20% of the aggregate nominal value of the issued share capital of the Company as at the last practicable date prior to the issue of the notice of this meeting) and the authority conferred by this resolution shall expire on the earlier of the date of the Company’s Annual General Meeting in 2026 or September 12, 2026, unless previously renewed, varied or revoked; provided that the Company may make an offer or agreement before the expiry of this authority, which would or might require any such securities to be allotted after this authority has expired, and in that case, the directors may allot relevant securities in pursuance of any such offer or agreement as if the authority conferred hereby had not expired.”
As required under Irish law, the resolution in respect of this proposal is an ordinary resolution that requires the affirmative vote of a majority of the votes properly cast (in person or by proxy) at the Annual General Meeting.
The Board unanimously recommends that shareholders vote FOR this proposal.
2025 Notice and Proxy Statement      21

Agenda Items › Proposal Number Seven
PROPOSAL NUMBER SEVEN
Waiver of Statutory Pre-Emption Rights
Under Irish law, unless otherwise authorized, when an Irish public limited company issues shares for cash to new shareholders, it is required first to offer those shares on the same or more favorable terms to existing shareholders of the company on a pro-rata basis (commonly referred to as the pre-emption right). Our current authorization, approved by shareholders at our 2024 Annual General Meeting, will expire on March 12, 2025 — the date of the 2025 Annual General Meeting. We are therefore proposing to renew the Board’s authority to opt-out of the pre-emption right on the terms set forth below.
We understand it is customary practice for Irish companies listed in the U.S. to seek shareholder authority to opt-out of the pre-emption rights provision in the event of the issuance of shares for cash, if the issuance is limited to up to 20% of a company’s issued ordinary share capital. It is also customary practice for such authority to be renewed on an annual basis. Therefore, in accordance with customary practice in Ireland and the rules and standards applicable to companies listed in the U.S., we are seeking this authority, pursuant to a special resolution, to authorize the directors to issue shares for cash up to a maximum of approximately 20% of the Company’s issued share capital without applying statutory pre-emption rights for a period expiring on the earlier of the Annual General Meeting in 2026 or September 12, 2026, unless otherwise varied, renewed or revoked. We expect to propose renewal of this authorization at subsequent Annual General Meetings.
Granting the Board this authority is a routine matter for public companies incorporated in Ireland and is consistent with Irish customary practice. Similar to the authorization sought for Proposal 6, this authority is fundamental to our business and, if applicable, will facilitate our ability to fund acquisitions and otherwise raise capital. We are not asking you to approve an increase in our authorized share capital. Instead, approval of this proposal will only grant the Board the authority to issue shares in the manner already permitted under our Articles of Association upon the terms below. Without this authorization, in each case where we issue shares for cash, we would first have to offer those shares on the same or more favorable terms to all of our existing shareholders. This requirement could cause delays in the completion of acquisitions and capital raising for our business. This authorization is required as a matter of Irish law and is not otherwise required for other companies listed on the NYSE with whom we compete. Renewal of the authorization as described above is fully consistent with NYSE rules and listing standards and with U.S. capital markets practice and governance standards. Accordingly, approval of this resolution would merely place us closer to par with other NYSE-listed companies.
Special Resolution
The text of the resolution in respect of Proposal 7 (which is proposed as a special resolution) is as follows:
“RESOLVED that the directors be and are hereby empowered pursuant to section 1023 of the Companies Act 2014 to allot equity securities (as defined in section 1023 of that Act) for cash, pursuant to the authority conferred by proposal 6 of the notice of this meeting as if sub-section (1) of section 1022 of that Act did not apply to any such allotment, provided that this power shall be limited to the allotment of equity securities up to an aggregate nominal value of US $1,381,000 (being equivalent to approximately 20% of the aggregate nominal value of the issued share capital of the Company as at the last practicable date prior to the issue of the notice of this meeting) and the authority conferred by this resolution shall expire on the earlier of the Company’s Annual General Meeting in 2026 or September 12, 2026, unless previously renewed, varied or revoked; provided that the Company may make an offer or agreement before the expiry of this authority, which would or might require any such securities to be allotted after this authority has expired, and in that case, the directors may allot equity securities in pursuance of any such offer or agreement as if the authority conferred hereby had not expired.”
As required under Irish law, the resolution in respect of Proposal 7 is a special resolution that requires the affirmative vote of at least 75% of the votes cast. In addition, under Irish law, the Board may only be authorized to opt-out of pre-emption rights if it is authorized to issue shares, which authority is being sought in Proposal 6.
The Board unanimously recommends that shareholders vote FOR this proposal.
22      Johnson Controls International plc

Governance of the Company
Vision and Values of Our Board
Our vision is a safe, comfortable and sustainable world. In addition to achieving financial performance objectives, our Board and management believe that we must assume a leadership position in the area of corporate governance to fulfill our vision. Our Board believes that good governance requires not only an effective set of specific practices but also a culture of responsibility throughout the company. We believe that good governance ultimately depends on the quality of leadership and are committed to recruiting and retaining Directors and officers of proven leadership ability and personal integrity. Our Board has adopted Corporate Governance Guidelines which provide a framework for our governance practices and philosophy.
Johnson Controls’ Values: How We Seek to Conduct Ourselves
Integrity First	Purpose Led	Customer Driven	Future Focused	One Team
We promise honesty and transparency. We uphold the highest standards of integrity and honor the commitments we make.
We believe in doing well by doing good and hold ourselves accountable to make the world a better place through the solutions we provide, our engagement in society, the way we do business, and our commitment to protect people and the environment.
		We win when our customers win. Our long-term strategic relationships provide unique insights and the ability to deliver exceptional customer experiences and solutions.	Our culture of innovation and continuous improvement drives us to solve today’s challenges while constantly asking ‘what’s next.’	We are one team, dedicated to working collaboratively together to create the purposeful solutions that propel the world forward.
Purpose Led Board Engagement

The Board recognizes the importance of sustainability in the Company’s vision, values and strategy. During fiscal year 2024, the Governance and Sustainability Committee provided oversight and guidance to management in connection with the Company’s continued progress toward its sustainability goals, the planning and execution of the Company’s sustainability strategy and the Company’s readiness for complying with new sustainability reporting regulations.

The full Board was frequently engaged with management on the intersection of sustainability and the Company’s business strategy, reviewing and discussing the Company’s strategy to be a world leader in smart commercial building solutions creating safe, healthy and sustainable spaces. Throughout the year, the Board engaged with leaders of the Company’s businesses and functions to understand how the Company’s strategy was being deployed across the enterprise.

Future Focused and Customer Driven Board Engagement

The Board frequently engages with management on the Company’s ongoing product and service innovation. At every regularly scheduled Board meeting, the Board received updates from management on how the Company was developing and executing its strategy to build and expand its technological capabilities to deliver new and differentiated products and services grounded in deep understandings of how the Company’s customers operate, including lifecycle-based solutions that address customers’ needs to improve energy efficiency, enhance security and reduce greenhouse gas emissions.

During fiscal year 2024, the Board toured the fabrication facility of one of the Company’s hyperscale HVAC customers, where it engaged directly with the customer to understand how the Company is developing and deploying cooling solutions at some of the most sophisticated hyperscale facilities around the globe.

The Board deepened its understanding of the Company’s product and technology innovation with a visit to the Johnson Controls Advanced Development and Engineering Center, where the Board observed in-person technological demonstrations and engaged with manufacturing and engineering leaders. These engagements gave the Board a deeper understanding of how the Company is developing, testing and deploying new technologies and solutions designed to address customers’ needs and create competitive differentiation for the Company’s products and services.

2025 Notice and Proxy Statement      23

Governance of the Company › Board Mission/Responsibilities
Board Mission/Responsibilities
The mission of the Board is to promote the long-term value and health of Johnson Controls in the interests of shareholders and set an ethical “tone at the top.” All corporate authority is exercised by the Board except for those matters reserved to the shareholders. The Board retains oversight authority — defining and overseeing the implementation of and compliance with standards of accountability and monitoring the effectiveness of management policies and decisions in an effort to ensure that the Company is managed in such a way to achieve its objectives. The Board delegates its authority to management, who is responsible for managing the everyday affairs of the Company. Management regularly reviews major actions and initiatives with the Board prior to implementation. The Board regularly engages with management on significant strategic matters, evaluating risk, strategic rationale, long-term value and other criteria to support its review and approval of management’s operational plan and other significant strategic matters.
Areas of Focus for the Board

STRATEGY AND OPERATIONS
•
Ensuring that processes are in place designed to maintain the integrity and ethical conduct of the Company; reviewing and approving the strategic plans and profit plans; reviewing corporate performance and staying apprised of relations with shareholders

GOVERNANCE & RISK MANAGEMENT
•
Overseeing and evaluating management’s systems and processes for the identification, assessment, management, mitigation and reporting of major risks; establishing corporate governance standards

TALENT AND SUCCESSION PLANNING
•
Overseeing and evaluating management’s systems and senior management performance and compensation; providing advice and counsel to senior management; planning for effective succession

BOARD COMPOSITION & EFFECTIVENESS
•
Recommending candidates to the shareholders for election to the Board; setting standards for Director qualification, orientation and continuing education; reviewing and assessing the Board’s leadership structure; and undertaking an annual performance evaluation regarding the effectiveness of the Board

24      Johnson Controls International plc

Governance of the Company › Board Expertise
Board Expertise
The Director nominees as a whole are strong in their diversity, vision, strategy and business judgment. They possess a robust collective knowledge of management and leadership, business operations, crisis management, risk assessment, industry knowledge, accounting and finance, technology and innovation, public policy, sustainability and corporate social responsibility, corporate governance and global markets.
Skills and Expertise
	Archer	Blackwell	Cohade	Decker	Dunbar	Haggerty	Khanna	Kotagiri	Oliver	Tinggren	Vergnano	Young

Executive Leadership Experience
Directors with significant leadership experience over an extended period, including as chief executive officer or chief financial officer, provide the Company with special insight into how large organizations operate, including strategy, productivity, regulatory concerns, talent development and risk management.
	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Experience Leading Global Teams
Directors who have worked in global companies have experience in markets outside of the United States and bring valuable knowledge to the Company, including exposure to different cultural perspectives and practices, and provide critical insight in light of the Company’s global operations.
	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Financial and Accounting Expertise Directors with an understanding of accounting and financial reporting processes, particularly in large global businesses, provide an important oversight role.		✓	✓	✓		✓			✓	✓	✓	✓
Public Policy Experience Directors with public policy and government experience have key insight into the role of regulatory issues and government affairs affecting the Company.	✓	✓	✓	✓			✓		✓		✓	✓

Cybersecurity, Technology and Innovation Experience
Directors who have expertise in cybersecurity, IT, technology fields and/or driving technological innovation are important as we continue to transform and evolve our business through digital solutions and services.
	✓			✓	✓		✓	✓	✓	✓		✓
Manufacturing and Industry Experience Directors who have experience in the industry and markets served by the Company offer valuable perspective for operations.	✓	✓	✓	✓	✓	✓		✓	✓	✓	✓	✓

Corporate Governance Experience
Directors with experience in corporate governance, such as service on boards and board committees, or as governance executives of other large, public companies, are familiar with the dynamics and operation of a board of directors and the impact that governance policies have on the Company.
	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Corporate Responsibility/Sustainability Experience
Directors with experience in corporate responsibility initiatives, including sustainability, help drive our mission to create smart and sustainable buildings for the communities in which we live, work, learn and play.
	✓	✓	✓	✓	✓		✓	✓	✓		✓	✓
M&A Experience Directors with experience in M&A provide key insights relevant to our business portfolio and our long-term strategic planning.	✓	✓	✓	✓		✓		✓	✓	✓	✓	✓
2025 Notice and Proxy Statement      25

Governance of the Company › Board Composition, Tenure and Refreshment
Board Composition, Tenure and Refreshment

Nominee	Tenure (years)	Age	Gender	Diversity	Committee Chair	Other Public Boards
Timothy M. Archer	0	57	M			1
Jean Blackwell	6	70	F	✓	✓	1
Pierre Cohade	6	63	M	✓		1
Patrick K. Decker	0	60	M
W. Roy Dunbar	7	63	M	✓		3
Gretchen R. Haggerty	6	69	F	✓	✓	2
Ayesha Khanna	1	51	F	✓
Seetarama (Swamy) Kotagiri	0	56	M	✓		1
George R. Oliver	12	64	M			1
Jürgen Tinggren	10	66	M	✓		1
Mark Vergnano	8	66	M		✓	1
John D. Young	7	60	M	✓		2
(*) Diversity includes Female / Racial / Ethnic / LGBTQ+ / Geographically Diverse.
The Governance and Sustainability Committee, in accordance with the Board’s Corporate Governance Guidelines, seeks to create a Board that is strong in its collective knowledge and has a diversity of skills and experience with respect to vision and strategy, management and leadership, business operations, business judgment, crisis management, risk assessment, industry knowledge, accounting and finance, corporate governance and global markets. Although the Johnson Controls Board does not have a specific policy or requirement regarding diversity, the Board regards diversity as an important factor in evaluating the overall composition of the Board and when selecting Director nominees. The Board takes into account the current composition and diversity of the Board (including diversity with respect to race, gender, national origin and ethnicity) and the extent to which a candidate’s particular expertise and experience will complement the expertise and experience of other Directors. The Governance and Sustainability Committee also considers whether the Board has an appropriate combination of professional experience, background, skills, worldwide market exposure and subject matter expertise in light of Johnson Controls’ current and expected future needs. The Governance and Sustainability Committee believes that it is desirable for Directors to contribute to a variety of viewpoints on the Board, which may be enhanced by a mix of different professional and personal backgrounds and experiences. As previously disclosed, Simone Menne will retire from the Board at the 2025 Annual General Meeting. Including Ms. Menne, women currently comprise 30.7% of the Board and have composed at least 30% of the Board since 2023. The Governance and Sustainability Committee has engaged an outside director search firm and intends to appoint or nominate a new independent director prior to the 2026 Annual General Meeting and will take into account the Board’s historical composition and diversity when selecting a new director.
26      Johnson Controls International plc

Governance of the Company › Board Leadership
Board Leadership
The Board’s leadership structure generally includes a combined Chairman and CEO role with a strong, independent non-executive Lead Director. The Board believes our overall corporate governance measures help ensure that strong, independent Directors continue to effectively oversee our management and key issues related to strategy, risk and integrity; executive compensation; CEO evaluation; and succession planning.
Why we combine the roles of Chairman and CEO. In choosing to combine the roles of Chairman and CEO, the Board takes into consideration the importance of in-depth, industry-specific knowledge and a thorough understanding of our business environment and risk management practices in setting agendas and leading the Board’s discussions. Combining the roles also provides a clear leadership structure for the management team and serves as a vital link between management and the Board.
Mr. Oliver’s extensive leadership experience and understanding of the history, strategy and progression of the Company, first as CEO of Tyco beginning in 2012 and then as CEO of the Company since 2017, provides a deep, unique perspective that enables him to ensure that the Board’s agendas, presentations and discussions are thorough and thoughtfully constructed based on the key issues and risks impacting the Company. This allows Mr. Oliver to drive strategy and agenda setting at the Board level, while maintaining responsibility for executing on that strategy as CEO. At the same time, our lead director, Jürgen Tinggren, works with Mr. Oliver to set the agenda for the Board while also exercising additional oversight on behalf of the independent Directors. This allows the Board to more effectively perform its oversight role with the benefit of management’s perspective on our business strategy and all other aspects of the business. Our Board periodically reviews its determination to have a single individual act both as Chairman and CEO.
The Role of the Lead Director. The Lead Director, currently Mr. Tinggren, acts as an intermediary between the Board and senior management. Among other things, the Lead Director’s duties include:
Mr. Tinggren joined our Board in 2014. During his tenure as a Board member, Mr. Tinggren has established strong and effective working relationships with his fellow Directors and garnered their trust and respect. Furthermore, he has demonstrated strong leadership skills, independent thinking and a deep understanding of our business. Mr. Tinggren’ s deep understanding of building services, industrial products and installation and service businesses are valuable in helping the Board exercise its risk oversight function as the Company seeks to be a smart buildings solutions leader. Mr. Tinggren is highly engaged and is routinely in direct contact with the CEO, members of senior management and the Board’s external advisors. Mr. Tinggren collaborates with Mr. Oliver and the other Directors on Board governance and Director succession, providing feedback on the functioning of the Board and identification and recruitment of new Director candidates. Mr. Tinggren’s level of engagement allows him to have a significant impact on the operation of the Board, as well as the Company’s strategic and operational initiatives.
Together with the Chairman and CEO, the Lead Director hosts informal Board update calls on a monthly basis in the periods between Board meetings to keep the Directors current on important developments in the business as well as the status of key strategic and operational initiatives. These update calls provide Directors with the opportunity to stay current on matters impacting the Company, which facilitates more efficient and robust discussions at the regularly scheduled Board meetings.
Board Oversight of Strategy
One of the Board’s primary responsibilities is overseeing management’s establishment and execution of the Company’s strategy. The full Board oversees strategy and strategic risk through robust and constructive engagement with management, taking into consideration our key priorities, global trends impacting our business, regulatory developments and disruptors to our businesses. The Board’s oversight of our strategy primarily occurs through deep-dive annual reviews of the Company’s long-term strategic plans. During these reviews, management provides the Board with its view of the key commercial and strategic risks and opportunities faced by the Company; and the Board provides management with feedback on whether management has identified the key risks and opportunities and is taking appropriate responsive actions. In addition to an annual deep-dive strategic review, because the Company’s strategic initiatives are subject to rapidly evolving business dynamics, the Board regularly receives updates on key strategic initiatives throughout the year to ensure progress is being made against goals, understand where adjustments or refinements to strategy may be appropriate and stay current on issues impacting the business.
2025 Notice and Proxy Statement      27

Governance of the Company › Board Oversight of Strategy
The Board’s oversight of strategy was prominent throughout the year as the Company furthered its transformation into a pure-play provider of technologies and solutions for commercial buildings. At every regularly scheduled Board meeting, the Board received updates from management on how the Company was developing and executing its strategy to build and expand its technological, digital and service capabilities to maximize the opportunities around the lifecycle of the building, delivering outcomes to the customer that save energy, reduce emissions and optimize building lifecycle costs while improving the overall occupant experience. These discussions were supplemented by regular deep dive discussions of how the Company’s business segments and functions were supporting the execution of the Company’s strategy. Topics covered during fiscal year 2024 included global field operations and execution, product engineering and development, supply chain management and optimization, IT and digital enablement, and capitalizing on high growth verticals. The Board also engaged with management on the key risks to the Company’s strategy. This included focused discussions on cybersecurity, supply chain, product innovation and manufacturing risks.
The Board provided focused oversight and guidance as the Company executed its strategy to simplify its portfolio. The Board was frequently engaged with management and the Company’s external advisors during the Company’s strategic review of its non-commercial product lines. The Board participated in regular portfolio review sessions and provided advice and guidance to management throughout the strategic review process, including the evaluation, approval and announcement of the sale of the Company’s Air Distribution Technologies and Residential & Light Commercial businesses. Throughout this process, the Board has and continues to be engaged with the Company and its external advisors to guide the Company’s portfolio simplification strategy.
Johnson Controls has a clear vision and growth agenda. The visions and values described above are designed to achieve our mission of helping our customers win everywhere, every day through a relentless focus on customer needs, developing and deploying leading products and technology, distributing our products and services through accessible channels, and attracting and retaining top talent. Johnson Controls plans to achieve these objectives through:
•
Creating Growth Platforms: Growing our business through innovation, digital services, and partnerships to drive customer outcomes and deliver enhanced value.

•
Driving Operational improvements: Getting better at what we do and how we do it to drive productivity, quality, efficiency, and excellence.

•
Sustaining a High-Performance, Customer-Centric Culture: Building a safe, inclusive, sustainable and heathy organization that develops new skills, recognizes success and rewards excellence in order to create a customer-focused culture that drives customer loyalty and decisions.

For additional information on our strategy, see “Business Strategy” in Item 1 of our Annual Report on Form 10-K filed with the SEC on November 19, 2024.
Board Oversight of Talent and Succession Planning
Our Board oversees management succession planning and talent development. The Compensation and Talent Development Committee is charged with reviewing the talent development and succession plans for the CEO and other senior leadership positions, senior leadership pipeline development and our diversity and inclusion initiatives and progress.
The Compensation and Talent Development Committee regularly reviews the CEO succession plan and the succession plans for key positions at the senior executive level across the Company. The CEO and CHRO regularly review with the Compensation and Talent Development Committee the assessment and the development of a diverse pipeline of senior leaders who are potential successors for these roles. In addition, the full Board discusses succession and/or talent management at each of its regularly scheduled meetings. These discussions are led by the CEO and Chief Human Resources Officer, with periodic assistance from other senior leaders within the Company and firms with talent assessment expertise. These discussions include critical leadership competencies, talent assessment, short and long-term development and readiness of executives, the pool of external talent, and diversity. The Board also evaluates succession and development plans in the context of our overall business strategy and culture. Potential leaders are visible to Board members through formal presentations and informal events to allow Directors to personally engage with current and future leaders. In fiscal year 2024, Board members were actively involved in the succession planning for the Company’s Chief Financial Officer and Vice President and President, Building Solutions EMEALA. Board members were involved in working with management to develop the talent pipeline and succession plans for each position, allowing both positions to be filled by internal candidates.
28      Johnson Controls International plc

Governance of the Company › Board Oversight of Talent and Succession Planning
During fiscal year 2024, the Company announced that Mr. Oliver informed the Board of Directors that it was time to initiate the CEO succession plan following the Company’s substantial progress on its portfolio transformation. The Board continues to actively execute on the CEO succession plan, including conducting a comprehensive search for the Company’s next CEO with the assistance of a nationally recognized executive search firm to aide in the evaluation of internal and external candidates.
We have implemented several measures that focus on ensuring accountabilities exist for attracting and developing diverse talent in our workforce. Since fiscal year 2023, our CEO and other senior leaders have diversity and inclusion objectives included in their annual performance goals. We have also committed to having a diverse talent pipeline by leveraging our business resource groups to facilitate external engagement and support of talent acquisition sourcing initiatives. Our global flagship Future Leaders Internship Program continues to expand the diversity of its outreach and focus on the skills needed to advance our growth initiatives. We actively develop diversity sourcing strategies and partner with external organizations that develop and supply diverse talent.
Our Board also establishes steps to address emergency CEO succession planning in extraordinary circumstances. Our emergency CEO succession planning is intended to enable our Company to respond to unexpected emergencies and minimize potential disruption or loss of continuity to our Company’s business and operations.
2025 Notice and Proxy Statement      29

Governance of the Company › Board and Committee Oversight of Risk Management
Board and Committee Oversight of Risk Management
Oversight of Cybersecurity
We understand that cybersecurity is an essential component of the Board’s oversight responsibility. The Board receives information technology and cybersecurity updates from senior management, including the Chief Information Officer, Chief Information Security Officer and Chief Technology Officer, several times per year. These updates cover the cybersecurity risks facing our enterprise information technology structure, as well as our digital products and services. The Governance and Sustainability Committee provides a deeper level of oversight through quarterly engagements with senior management, including the Chief Information Officer and Chief Information Security Officer, to review our cybersecurity program, including the highest risk areas and key mitigation strategies. Topics covered in fiscal year 2024 included: internal and external cybersecurity
30      Johnson Controls International plc

Governance of the Company › Oversight of Cybersecurity
updates, active cybersecurity defense, security awareness, AI-enabled cybersecurity attacks and spear phishing. In fiscal year 2024, the Board enhanced its oversight capabilities by engaging an independent third-party cybersecurity advisor to advise, educate and support the Board. This has included regular interactions with the Governance and Sustainability Committee and the full Board, in addition to leading a cybersecurity education training session to enhance the Board’s awareness of emerging cybersecurity trends and risks.
We have experienced, and expect to continue to experience, cyber threats and incidents; and the Governance and Sustainability Committee receives quarterly reports on any notable incidents that may have occurred during the quarter, as well as updates on cybersecurity events impacting the marketplace (whether or not we are impacted). In September 2023, we experienced a cybersecurity incident impacting a portion of our internal information technology systems. Promptly following the detection of the event, the Board was notified and briefed by management. The Board was frequently engaged with management throughout the response, remediation and aftermath of the incident, receiving multiple updates from management while providing oversight on incident response and investigation, remediation, public disclosure, risk management, regulatory requirements, internal controls and overall impacts to the Company. The Board, supported by its independent third-party cybersecurity advisor, has continued to exercise its oversight to understand the lessons learned from the incident and ensure that they are applied by management.
Our cybersecurity policies, standards, and procedures apply to all users, creating awareness of threats and the importance of information security and cybersecurity across our workforce. The policies and standards were created using elements of recognized standards such as ISO 27001 and the NIST Cybersecurity Framework for the overall enterprise and ISA/IEC 62443 for automation and control system products. We have implemented cybersecurity policies throughout our operations, including designing and incorporating cybersecurity into the development process for our products and services. Our ERM process considers cybersecurity threat risks alongside other significant risks as part of our overall risk assessment process.
Our vulnerability management program conducts assessments with specified frequencies for specific asset types to validate system health against known threats. We leverage multiple tools, which are routinely updated with new threat signatures, to continually respond to evolving threats identified as part of its threat detection capability. We also maintain a cybersecurity insurance policy. We engage with third parties to perform security assessments of our technology environments, including penetration testing and maturity assessments, as well as services to support threat analysis and incident detection and response.
Oversight of Political Spending
We participate in the public policy process in various ways including corporate government affairs activities designed to educate policymakers on key issues related to our business, political giving through the Johnson Controls Political Action Committee (“PAC”), and limited direct corporate political contributions. To promote transparency, we make this information publicly available on our website and through various government filings, as required by law.
Our PAC is governed by a steering committee, which is chaired by our Executive Vice President & General Counsel and made up of business and functional leaders across the Company in the United States. The steering committee provides operational oversight and direction of PAC activities. The steering committee also reviews candidate recommendations and uses the PAC’s selection criteria to determine who will receive financial support.
Our lobbying and political activities are overseen by our Chief Sustainability & External Relations Officer, who works closely with our legal department to ensure compliance with our political engagement policy. Our Executive Vice President & General Counsel, Chief Sustainability & External Relations Officer, and Chief Compliance Officer meet together regularly with the Chief Executive Officer and the senior leadership team to review legislative, regulatory and political developments.
The Governance and Sustainability Committee provides primary board-level oversight in reviewing our corporate political activity and public policy efforts. Our Chief Sustainability & External Relations Officer reports to the Governance and Sustainability Committee on our governmental outreach, PAC and other political activities on a regular basis and the full Board is briefed on government relations matters at least annually.
Director Nomination
The Governance and Sustainability Committee periodically reviews its nomination criteria and qualifications to determine any need to revise such criteria and qualifications based upon corporate governance best practices and Johnson Controls’ needs at the time of the review. The current composition of our Board and Director nominees reflects these ongoing efforts and the continued importance of a diversity of skills, backgrounds, characteristics and experience to the Board.
General criteria for the nomination of Director candidates include:
•
The highest ethical standards and integrity

•
A willingness to act on and be accountable for Board decisions

2025 Notice and Proxy Statement      31

Governance of the Company › Director Nomination
•
An ability to provide wise, informed and thoughtful counsel to executive leadership on a range of issues

•
Diversity of expertise and experience as well as diversity with respect to race, gender and ethnicity

•
A history of achievement that reflects superior standards for themselves and others

•
Loyalty and commitment to driving the success of the Company

•
An ability to take tough positions while at the same time working as a team player

•
Individual backgrounds that provide a portfolio of experience and knowledge commensurate with the Company’s needs

The Company also strives to have all non-employee Directors be independent. In addition to having such Directors meet the NYSE definition of independence, the Board has set its own more rigorous standard of independence. The Governance and Sustainability Committee must also ensure that the members of the Board as a group maintain the requisite qualifications under NYSE listing standards for populating the Audit, Compensation and Talent Development and Governance and Sustainability Committees. In addition, the Governance and Sustainability Committee ensures that each member of the Compensation and Talent Development Committee is a “Non-Employee” Director as defined in the Securities Exchange Act of 1934 and is an “outside director” as defined in section 162(m) of the U.S. Code.
As provided in its charter, the Governance and Sustainability Committee will consider Director candidates recommended by shareholders. To recommend a Director candidate, a shareholder should write to Johnson Controls’ Secretary at Johnson Controls’ current registered address: One Albert Quay, Cork, Ireland, T12 X8N6. Such recommendation must include:
•
The name and address of the candidate

•
A brief biographical description, including his or her occupation for at least the last five years, and a statement of the qualifications of the candidate, taking into account the qualification requirements set forth above

•
The candidate’s signed consent to serve as a Director if elected and to be named in the proxy statement

•
Evidence of share ownership of the person making the recommendation

•
All information required by Article 62 of our Memorandum and Articles of Association to be included in notices for any nomination by a shareholder of an individual for election to the Board

The recommendation must also follow the procedures set forth in Articles 54 through 68 of our Memorandum and Articles of Association to be considered timely and complete in order to be considered for nomination to the Board.
To be considered by the Governance and Sustainability Committee for nomination and inclusion in the Company’s Proxy Statement for the 2026 Annual General Meeting, shareholder recommendations for Director must be received by Johnson Controls’ Corporate Secretary no later than September 23, 2025. Once the Company receives the recommendation, the Company may deliver a questionnaire to the candidate that requests additional information about the candidate’s independence, qualifications and other information that would assist the Governance and Sustainability Committee in evaluating the candidate, as well as certain information that must be disclosed about the candidate in the Company’s proxy statement, if nominated. Candidates must complete and return the questionnaire within the time frame provided to be considered for nomination by the Governance and Sustainability Committee. To comply with the universal proxy rules, shareholders who intend to solicit proxies in support of Director nominees other than the Company’s nominees must also provide the additional information required by Rule 14a-19(b) under the Exchange Act. Such additional information must be received by the Corporate Secretary at the Company’s registered address by no later than January 12, 2026. No candidates were recommended by shareholders in connection with the 2025 Annual General Meeting.
The Governance and Sustainability Committee from time to time employs an unrelated search firm to assist the Committee in Identifying candidates for Director when a vacancy occurs. The Governance and Sustainability Committee also receives suggestions for Director candidates from Board members. All of our nominees for Director are current members of the Board. In evaluating candidates for Director, the Governance and Sustainability Committee uses the qualifications described above and evaluates shareholder candidates in the same manner as candidates from all other sources.
During fiscal year 2024, the Board, based on the recommendation of the Governance and Sustainability Committee, appointed Patrick Decker as a Director. Mr. Decker was referred to the Governance and Sustainability Committee following constructive dialogue with Elliott Investment Management L.P., one of the Company’s shareholders. Based on the Governance and Sustainability Committee’s evaluation of the current Directors, each nominee was recommended for election at the Annual General Meeting.
Director Orientation
All new Directors participate in our director orientation program during his or her first few months on our Board. New Directors receive an extensive suite of onboarding materials covering Director responsibilities, corporate governance practices and policies,
32      Johnson Controls International plc

Governance of the Company › Director Orientation
business strategies, leadership structure, and long-term plans. They then participate in a series of meetings with management representatives from our business and functional areas to review and discuss information about the Company’s strategic plans, financial statements, and key issues, policies, and practices. Based on feedback from our Directors, we believe this onboarding approach provides new Directors with a strong foundation for understanding our businesses, connects Directors with members of management with whom they will interact, and accelerates their effectiveness to engage fully in Board deliberations. During fiscal year 2024, Messrs. Archer, Decker and Kotagiri participated in our director orientation program, meeting on-site with management representatives and subject matter experts to understand our business, strategy and risks. These meetings were supplemented with additional meetings with members of management during the year.
Director Education
Our Board believes that Director education empowers Directors to fulfill their roles and actively supports Board members in their continuous learning. Directors may enroll in continuing education programs at our expense on corporate governance and other critical issues relevant to the Directors’ service on the Board. The Corporate Secretary, in collaboration with the Governance and Sustainability Committee, advises Directors of opportunities for Director education in areas important to the Company and the overall functioning of the Board. Our Board also hears regularly from management on numerous subjects, including investor relations, human capital management, sustainability, technology, regulatory developments, data privacy, and cybersecurity. In addition, the Board periodically participates in site visits to our facilities.
For example, in fiscal year 2024, our Board toured the fabrication facility of one of the Company’s hyperscale customers, where it engaged directly with the customer to observe and understand how the Company is developing and deploying cooling solutions at some of the most sophisticated hyperscale facilities around the globe. This visit was coupled with a deep dive into the Company’s hyperscale cooling business, where the Board received an overview of the Company’s hyperscale cooling portfolio and gained an understanding of the Company’s strategy and value proposition for hyperscale facilities, including data centers and chip fabrication facilities. The Board also conducted a visit to the Johnson Controls Advanced Development and Engineering Center, where the Board observed in-person technological demonstrations and engaged with manufacturing and engineering leaders. This engagement gave the Board a deeper understanding of how the Company is developing, testing and deploying new technologies and solutions designed to address customers’ needs and create competitive differentiation for the Company’s products and services.
During 2024, the Board’s independent cybersecurity advisor led a dedicated education session on cybersecurity matters. During the session, the Board engaged in an interactive discussion on disruptive technologies, the cybersecurity threat environment, targeting of executives and directors, managing technological debt and how the Board can operate effectively to oversee continually evolving cybersecurity risks.
Shareholder Engagement
In fiscal year 2024, we continued our focus on regularly engaging with our shareholders. We reached out to holders of over 60% of our outstanding shares. Meetings were requested by eleven shareholders, representing approximately 46.8% of the Company’s outstanding shares. During these meetings, we discussed many topics including CEO succession, board refreshment, executive compensation, cybersecurity incident remediation and our sustainability strategy. Investors provided valuable comments and perspectives on the Company’s governance, risk and compensation practices and were generally supportive of the Company’s approach in these areas. Investors also expressed their approval of the Company’s corporate responsibility and sustainability efforts. This outreach and the corresponding discussions provide our Board with valuable insights into our shareholders’ views. We plan to continue to actively engage with our shareholders on a regular basis to better understand and consider their views.
Board Committees
To conduct its business the Board maintains three standing committees: Audit, Compensation and Talent Development, and Governance and Sustainability; and each of these NYSE-required committees are entirely composed of independent Directors. The Board also maintains an Executive Committee comprised of the Chairman, Lead Director and each committee chair that meets to review matters as delegated to it by the Board. All committees report on their activities to the full Board.
The Lead Director may also convene “special committees” to review discrete matters that require the consideration of a Board committee, but do not fit within the mandate of any of the standing committees. Special committees report their activities to the full Board.
To ensure effective discussion and decision making while at the same time having a sufficient number of independent Directors for its three standing committees, the Board is normally constituted of between ten and thirteen Directors. The minimum and maximum number of Directors is set forth in our Articles of Association.
2025 Notice and Proxy Statement      33

Governance of the Company › Board Committees
The Governance and Sustainability Committee reviews the Board’s governance guidelines annually and recommends appropriate changes to the full Board.
Board Meetings
The Board meets at least four times annually and additional meetings may be called in accordance with our Articles of Association. The Board may also meet more frequently where warranted by business circumstances or other matters impacting the Company. Frequent board meetings are critical not only for timely decisions, but also for Directors to be well informed about our operations and other issues. One meeting is scheduled in conjunction with the Annual General Meeting of Shareholders and Board members are required to attend such meeting either in person or virtually.
The Lead Director and the Chair of the Board are responsible for setting meeting agendas with input from the other Directors. Directors receive the agenda and materials for regularly scheduled meetings in advance. Best efforts are made to make materials available as soon as one week in advance, but no later than three days in advance. When practical, the same applies to special meetings of the Board. The Board’s intent is for Directors to attend all regularly scheduled Board and committee meetings. Directors are expected to use their best efforts to attend regularly scheduled Board and committee meetings in person. All independent Board members are welcome to attend any committee meeting.
Committee meetings are normally held in conjunction with Board meetings. Major committee decisions are reviewed and approved by the Board. The Board Chair and committee chairs are responsible for conducting meetings and informal consultations in a fashion that encourages informed, meaningful and probing deliberations. Presentations at Board meetings are concise and focused, and they include adequate time for discussion and decision-making. An executive session of independent Directors, chaired by the Lead Director occurs at least once during most Board meetings. Mr. Tinggren ensures that the executive sessions are highly interactive and include robust discussions on the Company’s strategic and operational initiatives and related risks. They also include in-depth discussions on matters such as executive performance and succession planning. These discussions are key to informing the Board’s oversight role and appropriately challenging management.
Formal Board meetings are supplemented by informal Board update calls hosted by the CEO and Lead Director. These calls are held on at least a monthly basis in the periods between Board meetings to keep the Directors current on important developments in the business as well as the status of key strategic and operational initiatives. These update calls provide Directors with the opportunity to stay current on matters impacting the Company, which facilitates more efficient and robust discussions at the regularly scheduled Board meetings. Directors may ask for additional information from, or meetings with, members of management at any time.
The Board also makes periodic visits to our facilities to learn more about our products and customers. For example, in fiscal year 2024 our Board participated in on-site visits to the Johnson Controls Advanced Development and Engineering Center and the fabrication facility of one of the Company’s hyperscale customers.
Board and Committee Calendars
A calendar of agenda items for the regularly scheduled Board meetings and all regularly scheduled committee meetings is prepared annually by the Chair of the Board in consultation with the Lead Director, committee chairs, and other Directors.
Board Communication
Management speaks on behalf of Johnson Controls and the Board normally communicates through management with outside parties including shareholders, business journalists, analysts, rating agencies and government regulators. In certain circumstances Directors may also meet with shareholders to discuss specific governance topics. The Board has established a process for interested parties to communicate with members of the Board, including the Lead Director. If you have any concern, question or complaint regarding our compliance with any policy or law, or would otherwise like to contact the Board, you can reach the Johnson Controls Board of Directors via email at jciboard@jci.com. Depending upon the nature of the communication and to whom it is directed, the Corporate Secretary will: (a) forward the communication to the appropriate Director or Directors; (b) forward the communication to the relevant department within the Company; or (c) attempt to handle the matter directly (for example, a communication dealing with a share ownership matter). Shareholders, customers, vendors, suppliers and employees can also raise concerns at www.johnsoncontrolsintegrityhelpline.com. Inquiries can be submitted anonymously and confidentially.
All Integrity helpline inquiries are received and reviewed by the Integrity Helpline manager, who is part of the Compliance function. A report summarizing all items received resulting in cases is prepared for the Audit Committee of the Board. The Integrity Helpline manager directs cases to the applicable department (such as customer service, human resources, or in the case of accounting or control issues, forensic audit) and follows up with the assigned case owner to ensure that the cases are responded to in a timely manner. The Board also reviews non-trivial shareholder communications received by management through the Corporate Secretary’s Office or Investor Relations.
34      Johnson Controls International plc

Governance of the Company › Board and Committee Evaluation Process
Board and Committee Evaluation Process
The Board views self-evaluation of Board and committee performance as an integral part of its commitment to continuous improvement. The Governance and Sustainability Committee annually reviews the evaluation process and considers ways to augment it.
2025 Notice and Proxy Statement      35

Governance of the Company › Board Advisors
Board Advisors
The Board and its committees (consistent with the provisions of their respective charters) may retain their own advisors, at the expense of the Company, as they deem necessary in order to carry out their responsibilities.
Board Share Ownership
To help align Board and shareholder interests, Directors are encouraged to own Johnson Controls ordinary shares or their equivalent, with the guideline set at five times the annual cash retainer. Directors are expected to attain this minimum share ownership guideline within five years of joining the Board. Once a Director satisfies the minimum share ownership recommendation, the Director will remain qualified, regardless of market fluctuations, under the guideline as long as the Director does not sell any shares.
Director Independence
To maintain its objective oversight of management, the Board consists of a substantial majority of independent Directors. Our Board annually determines the independence of each Director and nominee for election as a Director based on a review of the information provided by the Directors and the executive officers and a survey by our legal and finance departments. The Board makes these determinations under the NYSE Listed Company Manual’s independence standards and our Corporate Governance Guidelines, which are more restrictive than the NYSE independence standards, and are available on our website at www.johnsoncontrols.com under the heading “Investors-Corporate Governance.”
Independent Directors:
•
are not former officers or employees of Johnson Controls or its subsidiaries or affiliates, nor have they served in that capacity within the last five years;

•
have no current or prior material relationships with Johnson Controls aside from their directorship that could affect their judgment;

•
have not worked for, nor have any immediate family members that have worked for, been retained by, or received anything of substantial value from Johnson Controls aside from his or her compensation as a Director;

•
have no immediate family member who is an officer of Johnson Controls or its subsidiaries or has any current or past material relationship with Johnson Controls;

•
do not work for, nor does any immediate family member work for, consult with, or otherwise provide services to, another publicly traded company on whose board of directors Johnson Controls’ CEO or other senior executive serves;

•
do not serve as, nor does any immediate family member serve as, an executive officer of any entity with respect to which Johnson Controls’ annual sales to, or purchases from, exceed the greater of two percent of either entity’s annual revenues for the prior fiscal year or $1,000,000;

•
do not serve, nor does any immediate family member serve, on either the board of directors or the compensation committee of any corporation that employs either a nominee for director or a member of the immediate family of any nominee for director; and

•
do not serve, nor does any immediate family member serve, as a director, trustee, executive officer or similar position of a charitable or non-profit organization with respect to which the Company or its subsidiaries made charitable contributions or payments in excess of the greater of $1,000,000 or two percent of such organization’s charitable receipts in the last fiscal year.

Directors meet stringent definitions of independence and for those Directors that meet this definition, the Board will make an affirmative determination that a Director is independent. The Board has determined that all of the Director nominees, with the exception of Mr. Oliver, meet these standards and are therefore independent of the Company.
Director Service
Directors are elected by an affirmative vote of a majority of the votes cast (in person or by proxy) by shareholders at the Annual General Meeting. They are elected to serve for one-year terms (except in instances where a Director is elected during a special meeting), ending after completion of the next succeeding Annual General Meeting. If a Director resigns or otherwise terminates his or her directorship prior to the next Annual General Meeting, the Board may appoint an interim Director until the next Annual General Meeting. Any nominee for Director who does not receive an affirmative vote of a majority of votes cast (in person or by proxy) by shareholders at the Annual General Meeting is not elected to the Board.
The rotation of committee chairs and members is considered on an annual basis to ensure diversity of Board member experience and variety of perspectives across the committees, but there is no strict committee chair rotation policy. Any changes
36      Johnson Controls International plc

Governance of the Company › Director Service
in committee chair or member assignments are made based on committee needs, Director interests, succession planning, experience and availability, and applicable regulatory and legal considerations. Moreover, the value of rotation is weighed carefully against the benefit of committee continuity and experience.
Each Director is required to tender their resignation from the Board at the Annual General Meeting following his or her 75th birthday and such resignation may not be waived by the Board. Directors are also expected to inform the Governance and Sustainability Committee of any significant change in their employment or professional responsibilities and are required to offer their resignation to the Board in the event of such a change. This allows for discussion with the Governance and Sustainability Committee to determine if it is in the mutual interest of both parties for the Director to continue on the Board.
The Governance and Sustainability Committee is responsible for the review of all Directors and where necessary will take action to recommend to shareholders the removal of a Director for performance, which requires the affirmative vote of a majority of the votes represented (in person or by proxy) at a duly called shareholder meeting.
Other Directorships, Conflicts and Related Party Transactions
We recognize the importance of having Directors with significant experience in other businesses and activities; however, Directors are expected to ensure that other commitments, including outside board memberships (including board leadership roles), do not interfere with their duties and responsibilities as members of the Board. In order to provide sufficient time for informed participation in their Board responsibilities, non-executive Directors are required to limit their external directorships of other public companies to three and Audit Committee members are required to limit their audit committee membership in other public companies to two. The Board may, in its discretion, waive these limits in special circumstances. When a Director or the CEO intends to serve on another public company board, the Governance and Sustainability Committee is required to be notified. The Governance and Sustainability Committee reviews the possibility of conflicts of interest or time constraints and must approve the CEO’s or Director’s appointment to the outside board. The Governance and Sustainability Committee also considers each Director’s outside commitments, including continued compliance with the Board’s limits on external directorships, when nominating or re-nominating Directors for election. Each Director is required to notify the Corporate Secretary of any potential conflicts. The CEO may serve on no more than one other public company board. The CEO shall resign or retire from the Board upon resigning or retiring from his role as CEO, following a transition period mutually agreed upon between the CEO and the Compensation and Talent Development Committee.
The Company has a formal, written procedure intended to ensure compliance with the related party provisions in our Code of Ethics and with our Corporate Governance Guidelines. For the purpose of the policy, a “related party transaction” is a transaction in which we participate and in which any related party has a direct or indirect material interest, other than ordinary course, arms-length transactions of less than 1% of the revenue of the counterparty. Transactions exceeding the 1% threshold, and any transaction involving consulting, financial advisory, legal or accounting services that could impair a Director’s independence, must be approved in advance by our Governance and Sustainability Committee. Any related party transaction in which an executive officer or a Director has a personal interest, or which could present a possible conflict under the Code of Ethics, must be approved in advance by a majority of disinterested Directors, following appropriate disclosure of all material aspects of the transaction.
Under the rules of the Securities and Exchange Commission, public issuers such as Johnson Controls must disclose certain “related person transactions.” These are transactions in which Johnson Controls is a participant where the amount involved exceeds $120,000, and a Director, executive officer or holder of more than 5% of our ordinary shares has a direct or indirect material interest. Although Johnson Controls engaged in commercial transactions in the normal course of business with companies where Johnson Controls’ Directors and Director nominees were employed and served as officers, none of these transactions exceeded 1% of Johnson Controls’ gross revenues and these transactions are not considered to be related party transactions.
Code of Ethics
We have adopted the Code of Ethics, which applies to all employees, officers, and Directors of Johnson Controls. The Code of Ethics meets the requirements of a “code of ethics” as defined by Item 406 of Regulation S-K and applies to our CEO, Chief Financial Officer and Chief Accounting Officer, as well as all other employees. The Code of Ethics also meets the requirements of a code of business conduct and ethics under the listing standards of the NYSE. The Code of Ethics is posted on our website at www.johnsoncontrols.com under the heading “About Us — Our Company — Ethics and Compliance.” We will also provide a copy of the Code of Ethics to shareholders upon request. We disclose any amendments to the Code of Ethics, as well as any waivers for executive officers or Directors on our website at www.johnsoncontrols.com under the heading “About Us — Our Company — Ethics and Compliance.” The Board of Directors annually certifies their compliance with the Code of Ethics. The Company maintains established procedures by which employees may anonymously report a possible violation of the Code of Ethics. The Audit Committee maintains procedures for the receipt, retention, and treatment of complaints received by the
2025 Notice and Proxy Statement      37

Governance of the Company › Code of Ethics
Company regarding accounting, internal accounting controls, or auditing matters. The Audit Committee also maintains procedures for employees to report concerns regarding questionable accounting or auditing policies or practices on a confidential, anonymous basis.
Insider Trading Policy
We have adopted an insider trading policy governing the purchase, sale, and/or other dispositions of our securities by our directors, officers, employees and independent contractors that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the exchange listing standards applicable to the Company.
Directors, executive officers, employees and other related persons may not buy, sell or engage in other transactions in the Company’s shares while aware of material non-public information; buy or sell securities of other companies while aware of material non-public information about those companies that they became aware of as a result of business dealings between the Company and those companies; or disclose material non-public information to any unauthorized persons outside of the Company. The policy also restricts trading and other transactions for a limited group of Company employees (including executives and directors) to defined window periods that follow our quarterly earnings releases and restricts trading and other transactions following announcements of a share repurchase program.
A copy of our Insider Trading Policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended September 30, 2024.
38      Johnson Controls International plc

Governance of the Company › Sustainability
Sustainability
At Johnson Controls, sustainability is at the heart of our business and fundamental to everything we do. As a global leader in smart, healthy and sustainable buildings, and with employees in more than 150 countries around the world, Johnson Controls provides innovative products and services that make spaces healthier and empower customers and communities to consume less energy, reduce carbon, and conserve resources.
Our emissions commitments, approved by the Science-Based Targets initiative, are to reduce Scope 1 and 2 emissions 55% and Scope 3 emissions 16% by 2030 vs. a 2017 baseline. We are also committed to achieve net zero scope 1 and 2 carbon emissions in alignment with The Climate Pledge, by 2040.
The management of Johnson Controls is responsible for developing our overall mission and strategic plan on an enterprise and business level. Our Board of Directors retains oversight authority, overseeing the implementation of the strategy and monitoring the effectiveness of management policies and decision making to ensure the company is managed to achieve its objectives.
Our Enterprise ESG Governance Program includes four levels of oversight: Board of Directors, Executive Committee, ESG Leadership Committee, and Enterprise ESG Workstreams. All sustainability topics and associated strategies, targets, and metrics fall into one of six ESG Workstreams: climate; product stewardship; sustainable value chain; high performance culture; social impact; and governance.
Ambitious vision. Impactful, measurable results.
Our Enterprise ESG Workstreams are responsible for developing our long-term strategy and achieving annual commitments.
Climate
Our business transformation includes commitments to reduce our impact on the environment. Our commitments include 2030 absolute Scope 1, 2, and 3 emissions reduction targets that have been approved by the Science Based Targets initiative and we are committed to achieving net zero Scope 1 and 2 emissions by 2040, in alignment with The Climate Pledge.
As of 2024, we are progressing well ahead of our trajectory for scope 1 and 2 and scope 3 emissions reductions, with six more years until the commitment date of 2030.
Our carbon transition strategy for Scope 1 and 2 emissions is comprised of four pillars: (1) facility decarbonization; (2) refrigerant loss reduction in manufacturing; (3) fleet emission reduction through efficiency and electrification; and (4) a transition to renewable electricity. The key strategies for Scope 3 are delivered through our product stewardship workstream.
Product Stewardship
As a global leader in the built environment, delivering sustainable products and solutions is core to helping our customers decarbonize their building portfolios. Our OpenBlue Net Zero Buildings-as-a-Service is a solution for companies looking to achieve net zero carbon buildings, bringing together best-in-class energy efficient equipment, electrification solutions, and digital technologies that both reduce carbon and reduce costs. In 2024, we made major improvements to our chiller platforms, including the launch of the YVAM air-cooled centrifugal chiller, which boosts energy efficiency by nearly 50%.
Our four-part strategy for Scope 3 reduction includes: (1) develop low-carbon and energy-efficient products (2) drive OpenBlue digital solutions to accelerate customer success in decarbonization (3) reduce embodied carbon of our products to enable customers to build net zero carbon facilities and (4) weigh sustainability equal to other key metrics in supplier performance evaluations.
Johnson Controls is actively engaged with leaders around the world to address urgent climate action. Our CEO, George Oliver chairs the Sustainable Buildings Task Force of the Sustainable Markets Initiative, which is made up of global CEOs across the buildings industry, working together to accelerate the delivery of net zero buildings.

2025 Notice and Proxy Statement      39

Governance of the Company › Ambitious vision. Impactful, measurable results.
Sustainable Supply Chain
In 2023, we launched our supplier sustainability program with EcoVadis, a globally recognized sustainability assessment ratings agency. Their systematic ratings program evaluates suppliers across environment, labor and human rights, ethics, and sustainable procurement practices. As of 2024, nearly 2,072 of our suppliers, representing over 50% of our total supplier spend, have been evaluated through the EcoVadis tool. The EcoVadis rating is included on our supplier scorecards and equal to cost, quality, and delivery in supplier performance evaluations.
We are proud to have received a Gold rating from EcoVadis, rated in the 95th percentile of over 130,000+ companies assessed across environment, labor & human rights, ethics, and sustainable procurement.
High-Performance Culture
At Johnson Controls, we understand our role in empowering employees to bring their authentic selves to work each day, which in turn adds value, fosters creativity, and inspires change across the organization. Our three-part strategy to building a high-performance culture includes:
•
Recruit and develop industry’s best talent to enable business growth and cultivate next generation leadership
•
Establish and deliver a compelling employee value proposition to drive engagement and retention
•
Enable a high performance, inclusive culture with clear expectations, operating models, and empowerment.
Johnson Controls is proud to have been named to TIME’s World’s Best Companies, Forbes 2024 List of America’s Best Employers for Diversity, Newsweek 2024 top lists of America’s Greatest Workplaces for Diversity, and one of America’s Greatest Workplaces for Women.
Social Impact
We are committed to advancing the well-being of our communities and our planet and supporting smart, healthy and sustainable tomorrows. The Johnson Controls Community College Partnership Program (founded in 2021) is on track to donate up to $15 million by the end of 2026, enabling access to educational programs in the HVAC, fire, security, and digital disciplines. In 2024, 30 schools in North America received funding and three schools in India received funding to support educational programs in finance.
Since 2003, our employees have volunteered over 2,022,500 hours (and counting) in local communities, over delivering on our 2025 commitment to achieve 2 million volunteer hours. In 2024, we saw the highest annual volunteer hours in our company’s history with over 72,500 employee volunteer hours.

40      Johnson Controls International plc

Governance of the Company › Ambitious vision. Impactful, measurable results.
Governance
Our Enterprise ESG Governance Program includes four levels of oversight.
Board of Directors & Board Committees
The Board of Directors oversees the implementation of our mission, vision, and values across all aspects of our Company. The Board reviews our environmental, social and governance (ESG) goals, achievements, and strategy, including climate, sustainability, employee health and safety and human capital management.

Executive Committee
The authority for day-to-day oversight and management of economic, environmental, and social topics is delegated to the Executive Committee, which is chaired by our Chairman and Chief Executive Officer, George Oliver, and comprised of the senior executives responsible for all our major corporate functions. Our Chief Sustainability and External Relations Officer is a member of the Executive Committee and reports directly to the CEO.
Executive compensation is linked to our sustainability and diversity objectives to drive individual leadership accountability. Sustainability and diversity objectives are required for the top leaders of our company, including our CEO and executive team. Leaders are encouraged to cascade these objectives through their organizations. These objectives are included as part of the individual contribution modifier applied to their annual incentive award calculation. In 2024, more than 21,000 employees tied their annual goals to sustainability and diversity.

ESG Leadership Committee
The ESG Leadership Committee is chaired by our Vice President of Global Sustainability and Regulatory Affairs and reports to the Chief Sustainability and External Relations Officer. Its members consist of senior leaders across our businesses, functions, and regions.

Enterprise ESG Workstreams
All sustainability and corporate responsibility topics and associated targets, metrics and strategies fall into one of six ESG strategy workstreams: climate; product stewardship; sustainable value chain; high performance culture; social impact, and governance.

For More Information
We believe that it is important that Johnson Controls’ stakeholders and others are able to review its corporate governance practices and procedures. Our Corporate Governance Guidelines are embodied in a formal document that has been approved by Johnson Controls’ Board of Directors. It is available on our website at www.johnsoncontrols.com under the heading “Investors-Corporate Governance.” We will also provide a copy of the Corporate Governance Guidelines to shareholders upon request. Our Corporate Governance Guidelines and general approach to corporate governance as reflected in our Memorandum and Articles of Association and our internal policies and procedures are guided by U.S. practice and applicable federal securities laws and regulations and NYSE requirements. Although we are an Irish public limited company, we are not subject to, nor have we adopted, the U.K. Corporate Governance Code or any other non-statutory Irish or U.K. governance standards or guidelines. While there are many similarities and overlaps between the U.S. corporate governance standards applied by us and the U.K. Corporate Governance Code and other Irish/U.K. governance standards or guidelines, there are differences, in particular relating to the extent of the authorization to issue share capital and effect share repurchases that may be granted to the Board and the criteria for determining the independence of Directors.
2025 Notice and Proxy Statement      41

Governance of the Company › Compensation of Non-Employee Directors
Compensation of Non-Employee Directors
The Governance and Sustainability Committee annually reviews Director compensation and recommends changes in the level and mix of compensation to the full Board. See the Compensation Discussion and Analysis for a detailed discussion of the Compensation and Talent Development Committee’s role in determining executive compensation.
Non-employee Director compensation for fiscal year 2024 consisted of an annual cash retainer of $145,000 and restricted stock units (“RSUs”) with a grant date value of approximately $180,000 and a one-year vesting term. The Lead Director received an additional $40,000 and the chairs of each standing committee received an additional fee of $25,000. A Director who is also an employee receives no additional remuneration for services as a Director. In fiscal year 2024, the Governance and Sustainability Committee conducted its annual review of Director compensation, which included a review of industry and peer Director compensation practices. Based on this review, the Governance and Sustainability Committee recommended no changes to director compensation for fiscal year 2025. The Board believes that the compensation of its non-employee Directors is reasonable, appropriate and consistent with market practice.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Current Directors
Mr. Timothy M. Archer	$80,069	$180,000	$260,069
Ms. Jean Blackwell (GC)	$170,000	$180,000	$350,000
Mr. Pierre Cohade	$145,000	$180,000	$325,000
Mr. Patrick K. Decker	$24,429	$105,000	$129,429
Mr. W. Roy Dunbar	$145,000	$180,000	$325,000
Ms. Gretchen R. Haggerty (AC)	$170,000	$180,000	$350,000
Dr. Ayesha Khanna	$145,000	$180,000	$325,000
Mr. Seetarama (Swamy) Kotagiri	$80,069	$180,000	$260,069
Ms. Simone Menne	$145,000	$180,000	$325,000
Mr. Jürgen Tinggren (L)	$185,000	$180,000	$365,000
Mr. Mark Vergnano (CC)(2)	$158,805	$180,000	$338,805
Mr. John D. Young	$145,000	$180,000	$325,000
Retired Director
Mr. Michael E. Daniels(2)	$76,593	N/A	$76,593
(L) = Lead Director
(AC) = Audit Committee Chair
(CC) = Compensation and Talent Development Committee Chair
(GC) = Governance and Sustainability Committee Chair
(1)
This column reflects the fair value of the entire amount of awards granted to Directors calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 718, excluding estimated forfeitures. The fair value of RSUs is computed by multiplying the total number of shares subject to the award by the closing market price of the Company’s ordinary shares on the date of grant. RSUs granted to Board members generally vest and the underlying units are converted to shares and delivered to Board members on the anniversary of the grant date.

(2)
Mr. Daniels retired from the Board in March 2024. Mr. Daniels served as the Chair of the Compensation and Talent Development Committee prior to his retirement. Mr. Vergnano became Chair of the Compensation and Talent Development Committee following Mr. Daniels’ retirement.

Charitable Contributions
The Board understands that its members, or their immediate family members, serve as directors, trustees, executives, advisors and in other capacities with a host of other organizations. If Johnson Controls directs a charitable donation to an organization in which a Johnson Controls Director, or their immediate family member, serves as a director, trustee, executive, advisor, or in other capacities with the organization, the Board must approve the donation. Any such donation approved by the Board will be limited to an amount that is less than 2% of that organization’s annual charitable receipts, and less than 2% of Johnson Controls’ total annual charitable contributions. In line with its matching gift policy for employees, Johnson Controls will make an annual matching gift of up to $3,000 for each Director to qualifying charities.
42      Johnson Controls International plc

Governance of the Company › Committees of the Board
Committees of the Board
The tables below sets forth committee membership as of the end of fiscal year 2024 and meeting information for each of the Board Committees.

Name	Audit Committee	Governance & Sustainability Committee	Compensation & Talent Development Committee	Executive Committee	Date Elected/ Appointed to Board
Mr. Timothy M. Archer			✓		03/13/2024
Ms. Jean Blackwell		Chair		✓	06/13/2018
Mr. Pierre Cohade	✓				12/05/2018
Mr. Patrick K. Decker			✓		07/31/2024
Mr. W. Roy Dunbar		✓			06/14/2017
Ms. Gretchen R. Haggerty(*)	Chair			✓	03/07/2018
Dr. Ayesha Khanna		✓			03/08/2023
Mr. Seetarama (Swamy) Kotagiri	✓				03/13/2024
Ms. Simone Menne(*)	✓				03/07/2018
Mr. George R. Oliver				Chair	09/28/2012
Mr. Jürgen Tinggren (L)		✓		✓	03/05/2014
Mr. Mark Vergnano			Chair	✓	09/06/2016
Mr. John D. Young			✓		12/07/2017
(L) = Lead Independent Director			(*) Audit Committee Financial Expert
During fiscal 2024, the full Board met 8 times. All Directors attended at least 75% of the Board and committee meetings on which they serve. The average Director attendance for all board and committee meetings during fiscal 2024 was approximately 99%. The Board’s Corporate Governance Guidelines provide that Board members are expected to attend each Annual General Meeting in person or virtually. At the 2024 Annual General Meeting, all of our current Board members who were Board members at such time were in attendance.
2025 Notice and Proxy Statement      43

Governance of the Company › Committees of the Board
Audit Committee

Committee Overview
•
The Audit Committee monitors the integrity of Johnson Controls’ financial statements, the independence and qualifications of the independent auditors, the performance of Johnson Controls’ internal auditors and independent auditors, Johnson Controls’ compliance with legal and regulatory requirements and the effectiveness of Johnson Controls’ internal controls. The Audit Committee is also responsible for retaining, subject to shareholder approval, evaluating, setting the remuneration of, and, if appropriate, recommending the termination of Johnson Controls’ auditors. The Audit Committee discusses with the independent auditor any critical audit matters. The Audit Committee holds meetings regularly with our independent and internal auditors, the Board, and management to review and monitor the adequacy and effectiveness of reporting, internal controls, and compliance with our Code of Ethics and other policies. The Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.

•
The Audit Committee operates under a charter approved by the Board. The charter is posted on Johnson Controls’ website at www.johnsoncontrols.com and we will provide a copy of the charter to shareholders upon request.

Committee Membership
•
The current members of the Audit Committee are Messrs. Cohade and Kotagiri and Mses. Haggerty and Menne, each of whom is independent under NYSE listing standards and SEC rules for audit committee members. Ms. Haggerty is the chair of the Audit Committee. The Board has determined that each of Mses. Haggerty and Menne are audit committee financial experts.

Meetings in Fiscal Year 2024 10
Governance and Sustainability Committee

Committee Overview
•
The Governance and Sustainability Committee identifies individuals qualified to become Board members, recommending to the Board the Director nominees for the Annual General Meeting, develops and recommends to the Board a set of Corporate Governance Guidelines, and plays a general leadership role in Johnson Controls’ corporate governance and the oversight of environmental, social, governance, political, legislative, and public policy trends that could impact the Company. In addition, the Governance and Sustainability Committee oversees our environmental, health and safety management system and enterprise risk assessment activities, including the oversight of cybersecurity risk. The Governance and Sustainability Committee receives quarterly updates from management on cybersecurity, health and safety and sustainability matters. The Governance and Sustainability Committee reviews the Company’s’ overall sustainability strategy, metrics, targets, goals and progress, as well as the development of new sustainability-based targets. The Governance and Sustainability Committee also oversees and makes recommendations to the Board regarding the compensation of our independent Directors.

•
The Governance and Sustainability Committee operates under a charter approved by the Board. The charter is posted on Johnson Controls’ website at www.johnsoncontrols.com and we will provide a copy of the charter to shareholders upon request.

Committee Membership
•
The current members of the Governance and Sustainability Committee are Mses. Blackwell and Khanna and Messrs. Dunbar and Tinggren. Ms. Blackwell is the Chair of the Governance and Sustainability Committee. The Board of Directors has determined that each of the current and former members of the Governance and Sustainability Committee is independent under NYSE listing standards.

Meetings in Fiscal Year 2024 4
44      Johnson Controls International plc

Governance of the Company › Committees of the Board
Compensation and Talent Development Committee

Committee Overview
•
The Compensation and Talent Development Committee reviews and approves compensation and benefits policies and objectives, determines whether Johnson Controls’ officers, Directors and employees are compensated according to these objectives, and assists the Board in carrying out certain of its responsibilities relating to the compensation of Johnson Controls’ executives. The Compensation and Talent Development Committee also reviews the talent development and succession plans for the CEO and other senior leadership positions, our human capital management practices, policies, strategies and goals, our senior leadership pipeline development, including the recruitment, development and retention of senior leadership talent, and our diversity and inclusion initiatives and progress.

•
The Compensation and Talent Development Committee operates under a charter approved by the Board. The charter is posted on Johnson Controls’ website at www.johnsoncontrols.com and we will provide a copy of the charter to shareholders upon request.

Committee Membership
•
The current members of the Compensation and Talent Development Committee are Messrs. Archer. Decker, Vergnano and Young. Mr. Vergnano is the Chair of the Compensation and Talent Development Committee. The Board of Directors has determined that each of the current and former members of the Compensation and Talent Development Committee is independent under NYSE listing standards. In addition, each member is a “Non-Employee” Director as defined in the Securities Exchange Act of 1934 and is an “outside director” as defined in section 162(m) of the U.S. Code. For more information regarding the Compensation and Talent Development Committee’s roles and responsibilities, see the Compensation Discussion and Analysis.

Meetings in Fiscal Year 2024 4
Executive Committee

Committee Overview
•
The Executive Committee assists the Board in fulfilling its oversight responsibility with its review and monitoring of major corporate actions including external corporate development activities, business portfolio optimization, capital appropriations and capital expenditures.

•
The Executive Committee operates under a charter approved by the Board. The charter is posted on Johnson Controls’ website at www.johnsoncontrols.com and we will provide a copy of the charter to shareholders upon request.

Committee Membership
•
The current members of the Executive Committee are Mses. Blackwell and Haggerty and Messrs. Oliver, Tinggren and Vergnano. Mr. Oliver is the chair of the Executive Committee.

Compensation Committee Interlocks and Insider Participation
During fiscal year 2024, Messrs. Archer, Daniels, Decker, Dunbar, Vergnano and Young served on the Compensation and Talent Development Committee. None of the members of the Compensation and Talent Development Committee during fiscal year 2024, or as of the date of this Proxy Statement, is or has been an officer or employee of the Company and no executive officer of the Company served on the compensation committee or board of any company that employed any member of the Company’s Compensation and Talent Development Committee or Board of Directors.
2025 Notice and Proxy Statement      45

Compensation Discussion & Analysis
At Johnson Controls we are leading the buildings transformation by delivering system and service solutions that maximize the opportunities around the lifecycle of the building, bringing outcomes to the customer that save energy, reduce emissions and optimize building lifecycle costs while improving the overall occupant experience. As the global leader in smart, healthy and sustainable buildings, our mission is to reimagine building performance and operation. With industry leading digital solutions, building automation and hyper efficient heating and cooling systems, we help customers save energy and reduce emissions across the lifecycle of the building. We continue to advance safety with world class fire detection and protection, and smart security systems. Supporting customers as they accelerate their journey toward a smart, healthy, and sustainable future requires a world class team working with the highest levels of integrity, purpose, and passion. To ensure we succeed with a high-performance, customer centric culture, our compensation programs are designed to reward our employees, including our executive officers, accordingly.
This Compensation Discussion & Analysis (the “CD&A”) section of our Proxy Statement sets out the mechanics of our executive compensation program, in particular its application and outcomes in respect of fiscal 2024, ending September 30, 2024.
2024 Named Executive Officers (“NEOs”)

Named Executive Officer	Title
George R. Oliver	Chairman & Chief Executive Officer
Marc Vandiepenbeeck	Executive Vice President & Chief Financial Officer
Lei Schlitz	Vice President & President — Global Products
Nate Manning(1)	Vice President and President, Building Solutions North America
John Donofrio	Executive Vice President, General Counsel
Olivier Leonetti(2)	Former Executive Vice President & Chief Financial Officer

(1)
Mr. Manning served in the role of Chief Operations Officer, Global Field Operations during fiscal 2024. Effective January 9, 2025, Mr. Manning assumed the role of Vice President and President, Building Solutions North America.

(2)
Mr. Leonetti voluntarily resigned from the Company effective as of January 30, 2024

Executive Summary
Fiscal 2024 Priorities and Performance
Fiscal 2024 marked a year of substantial progress for Johnson Controls. We made significant progress in simplifying our portfolio through two strategic divestitures and we further optimized our global operating model to better deliver consistent, predictable results. As a premier provider of comprehensive solutions for commercial buildings, Johnson Controls empowers customers across various industries to operate more efficiently and achieve their sustainability goals.
We ended fiscal 2024 with strong momentum. Notably we:
•
Grew sales 2% overall and 4% organically to $27.4 billion;

•
Delivered service revenue growth of 7% (8% organic) and order growth of 7% as our value proposition and strong digital offerings gain momentum;

•
Delivered full-year GAAP EPS of $2.52 and adjusted EPS of $3.71;

•
Drove strong margin expansion and cash generation;

•
Returned $2.2 billion to shareholders through buybacks and dividends; and

•
Ended fiscal 2024 with a record backlog of $13.1 billion, a 7% increase versus prior year.

We are both proud of and encouraged by our performance in fiscal 2024 and believe our results are reflected in the compensation outcomes for our executives in-line with our pay-for-performance philosophy. We set ambitious and challenging goals under our Annual Incentive Performance Program (“AIPP”) and fiscal 2022-2024 performance share unit awards designed to incentivize
46      Johnson Controls International plc

Compensation Discussion & Analysis › Fiscal 2024 Priorities and Performance
and reward above-market performance. While we experienced success in driving results, growing recurring revenue, generating strong free cash flow conversion, expanding margins and positioning ourselves for the future, we also experienced challenges with below target performance on EBIT Growth, Revenue Growth, Pre-Tax Earnings Growth and Total Shareholder Return. As a result, our performance under our fiscal 2024 AIPP and 2022-2024 performance share unit awards were both below target, reflecting the commitment to strong performance and accountability embedded in our compensation programs.
*
See Annex A to this Proxy Statement for a reconciliation of adjusted EPS from continuing operations and organic revenue to our results for the most directly comparable financial measure as reported under GAAP in the United States.

2025 Notice and Proxy Statement      47

Compensation Discussion & Analysis › Fiscal 2024 Compensation
Fiscal 2024 Compensation
Our compensation program is designed to align compensation effectively and transparently with performance. Accordingly, the performance described on the previous pages is reflected in the outcomes under our compensation program, with annual incentives and fiscal 2022-2024 Performance Share Unit (“PSU”) awards being earned below target.

Fiscal 2024 annual incentive awards paid out at 96% of target for the NEOs See page 61 for details	Fiscal 2022-2024 PSU awards subject to a three-year performance period concluding September 30, 2024 paid out at 84.3% of target. See page 62 for details
Pay for Performance
To assess the alignment between performance and compensation, the Compensation and Talent Development Committee (the “Committee”) relies on advice from its independent compensation consultant, Farient Advisors LLC (“Farient”). Farient evaluates the relationship between performance and compensation and the Committee then considers this relationship in making and recommending pay decisions pertaining to executives and the CEO. On the Committee’s behalf, Farient used several methods in assessing our pay for performance alignment, including:
•
Farient’s proprietary alignment methodology, which assesses the extent to which 3-year Total Shareholder Return (“TSR”) and 3-year average Performance-Adjusted Compensation (which includes actual salary, actual annual incentives paid, and the value of equity at the end of the 3-year period using actual PSU awards, if known, and target PSU awards for incomplete performance cycles, and the Black-Scholes value of options granted during the 3-year period, all valued at the stock price at the end of the 3-year period) are aligned;

•
A review of pay-for-performance tests used by proxy advisory firms;

•
An analysis of realizable pay relative to target pay compared to peers; and

•
A review of our Pay Versus Performance disclosure, including the relationship of CEO and NEO compensation actually paid versus our TSR and net income and our peer TSR.

Given the results of these assessments, the Committee concluded that Johnson Controls’ executive compensation, including that for the CEO, is aligned with our performance.
48      Johnson Controls International plc

Compensation Discussion & Analysis › Fiscal 2024 Shareholder Engagement
Fiscal 2024 Shareholder Engagement
The Company continued its yearly shareholder outreach efforts, offering meetings to our top 25 shareholders, representing over 60% of the Company’s outstanding shares. Meetings were requested by and held with eleven shareholders, representing approximately 46.8% of the company’s outstanding shares. These meetings provided the Company with valuable feedback on the Company’s compensation and governance practices.
Feedback indicated that investors continue to be comfortable with the general structure and operation of our executive compensation program. Investors were supportive of the Committee’s efforts to drive management accountability by applying a negative discretionary adjustment to the Company’s fiscal 2023 annual incentive plan based on below threshold free cash flow conversion performance.
Several investors provided feedback requesting the Committee consider the reintroduction of return on invested capital (ROIC) as a performance measure in the Company’s long-term incentive programs. The Committee has reviewed this feedback and continues to assess ROIC along with other potential incentive plan metrics as part of its regular incentive plan design process to ensure alignment with the Company’s business transformation and long-term strategic focus.
Investors also provided valuable comments and perspectives on succession planning, talent management, as well as the Company’s governance, risk and compensation practices, and were generally supportive of the Company’s approach in these areas. Investors also expressed their approval of the Company’s corporate responsibility and sustainability efforts. These topics are discussed in detail on pages 28, 30 and 39 of our Proxy Statement.
2025 Notice and Proxy Statement      49

Compensation Discussion & Analysis › Navigating the CD&A
Navigating the CD&A
In the balance of this CD&A we provide additional details on the items described on the previous pages, along with information on our executive compensation design, management and outcomes.
Executive Compensation Framework	Executive Compensation Philosophy and Principles | Elements of Executive Compensation	Page 51
Executive Compensation Management	Roles in Determining Executive Compensation | Use of an Independent Compensation Consultant | Annual Say-on-Pay Vote | Shareholder Engagement | Use of Market Data | Metric Selection and Goal Setting	Page 54
Fiscal 2024 Compensation Decisions and Outcomes	Base Salary | Annual Incentive Performance Program | Long-Term Equity Incentive Awards | Retention Awards	Page 58
Additional Information
Other Executive Compensation Policies | Executive Benefits and Perquisites | Executive Severance and Change-in-Control Policy | Global Executive Assignment Agreement | Tax and Accounting Considerations

50      Johnson Controls International plc

Compensation Discussion & Analysis › Executive Compensation Framework
Executive Compensation Framework
Executive Compensation Philosophy and Principles
Our executive compensation program is designed to attract and retain highly qualified executives, motivate our executives to achieve our overall business objectives, and align our executives’ interests with those of our shareholders. We achieve this through a set of underlying principles that inform the design and operation of our executive compensation program. We believe that our fiscal 2024 compensation practices demonstrated our commitment to these principles.
Pay-for- performance
✓
Set majority of compensation as variable and at-risk

✓
Tie incentives to performance against financial, operational, strategic and individual goals

✓
Use quantifiable and measurable performance metrics and goals that are clearly disclosed

✓
Provide significant upside and downside potential for superior and low performance

Target pay appropriately	✓ Conduct competitive market based total compensation benchmark analysis against similarly sized industrial companies for comparable positions
Align interests with our stakeholders
✓
Design programs that discourage unnecessary or excessive risk-taking

✓
Cap payout opportunities under the incentive plans

✓
Require minimum vesting periods for equity awards

✓
Reward long-term financial results that drive value creation through a balanced equity mix

✓
Operate meaningful share ownership guidelines

✓
Maintain a pay recoupment (i.e., claw back) policy that exceeds regulatory requirements

✓
Prohibit insider trading, hedging and pledging of Company stock

✓
Maintain Equity Award Grant Policy ensuring appropriate policies and practices with respect to equity awards

✓
Engage with shareholders on executive compensation matters

✓
Engage an independent compensation consultant to provide analysis and advice

✓
Conduct an annual say-on-pay vote

Avoid poor governance practices
✘
No tax gross-ups on any change-in-control benefits

✘
No single-trigger accelerated vesting on a change-in-control (double-trigger provisions)

✘
No discounting, reloading or re-pricing of share options without shareholder approval

✘
No guaranteed compensation or guaranteed increases

✘
No excessive perquisites

✘
No employment agreements with executive officers, except where legally required, in which case they follow market norms

✘
No dividends paid on unvested restricted share units or performance share units until such awards vest

2025 Notice and Proxy Statement      51

Compensation Discussion & Analysis › Elements Of Executive Compensation
Elements Of Executive Compensation
Consistent with our compensation philosophy, the majority of our NEOs’ target total direct compensation in fiscal 2024 was variable and at-risk.
(*)
All other NEOs excludes Olivier Leonetti

52      Johnson Controls International plc

Compensation Discussion & Analysis › Elements Of Executive Compensation

Element	Purpose	Performance Alignment	Recent Changes
Base Salary	Recognize role scope, skills required, performance, contribution, leadership, and potential	Individual performance considered when determining changes
Mr. Manning received a 2% base salary increase recognizing performance and aligning with his competitive market position.
Mr. Vandiepenbeeck received a 25% base salary increase in February 2024 recognizing his promotion to chief financial officer and aligning to his new competitive market position.
The other NEOs did not receive increases in their base salaries for fiscal 2024.

Annual Incentive Award	Tie compensation to the successful execution of our operating plan and strategic goals as well as Business Unit and individual performance
Opportunity of 0%-200% of target based on performance
Based on performance against three equally weighted financial metrics: EBIT Growth, revenue growth, and free cash flow conversion; a strategic initiative modifier (+/- 15%) based on performance against pre-established shared strategic priorities; a Business Unit performance modifier; and an individual modifier (+10%/-25%)

Mr. Vandiepenbeeck received a 10% increase to his target opportunity percent in February 2024 recognizing his promotion to chief financial officer and aligning to his new competitive market position.
The other NEOs did not receive increases to their target opportunity percent for fiscal 2024.

Long-Term Incentive Equity Awards	Attract, retain and motivate executive talent; align interests with our shareholders and value realization with stock price; drive accountability for long-term performance
PSUs (50%), share options (25%) and restricted share units (“RSUs”) (25%)
PSUs are based on performance against three equally weighted measures assessed over three years: cumulative pre-tax earnings, recurring revenue and relative TSR versus the S&P 500 Industrials; realized PSU values vary based on the value of Johnson Controls share price
Share option and RSU value realization are tied to Johnson Controls’ stock price performance
PSUs cliff vest after three-year performance period; Options vest 50% after two years and 50% after three years; RSUs vest equally over three years

Mr. Manning received an 8% increase in his target long-term incentive compensation awards to align with his competitive pay positioning.
Mr. Vandiepenbeeck received an increase of 76.7% in his target long-term incentive in February 2024 recognizing his promotion to chief financial officer.
The other NEOs did not receive increases in their target long- term incentive compensation for fiscal 2024.

2025 Notice and Proxy Statement      53

Compensation Discussion & Analysis › Executive Compensation Management
Executive Compensation Management
The Committee comprises independent directors who develop, amend and approve our executive compensation program. To ensure the executive compensation program is effective and reasonable, the Committee uses a variety of inputs including the results of our annual say-on-pay vote, feedback from shareholders, the advice of the Committee’s independent compensation consultant informed by market practices, and input from the Chairman & Chief Executive Officer.
Roles in Determining Executive Compensation
Compensation and Talent Development Committee
•
Develop, amend and approve executive compensation programs to remain consistent with our values and philosophy, support the recruitment and retention of executive talent, and help achieve business objectives

•
Determine and approve the appropriate level of compensation for all executive officers, other than the CEO

•
Determine and approve short-term and long-term incentive plan targets for all executive officers, other than the CEO

•
Evaluate CEO individual performance and recommend CEO compensation to the independent Board of Directors

•
Review talent development and succession plans for the CEO and other executive officer roles, and make recommendations to the independent Board of Directors regarding the appointment of the executive officers

•
Approve the independent compensation consultant’s fees and terms of the engagement

Independent Directors of the Board
•
Review and approve CEO compensation, and annual and long-term corporate goals relevant to CEO compensation

•
Review and approve talent development and succession planning recommendations for all executive officer roles

CEO	• Evaluate performance of the executive officers, other than himself, and make compensation recommendations to the Committee
Independent Compensation Consultant
•
Inform the Committee of market trends and developments in executive compensation, and provide recommendations for appropriate adjustments to the Company’s compensation program, policies, and practices in-line with our business and talent strategies, and investor expectations

•
Analyze the prevailing executive compensation structure and plan designs, and assess the competitiveness of our compensation program in the context of aligning executive officer interests with those of our shareholders

•
Test the incentive plan performance goals to ensure appropriate rigor and alignment with shareholder interests

Use of an Independent Compensation Consultant
The Committee has the sole authority to engage the services of outside advisors, experts, and others to assist in performing its duties. Since December 2017, the Committee has engaged Farient Advisors. Other than the services it provided to the Committee, Farient Advisors did not provide any services to the Company during fiscal 2024. The Committee has considered and assessed all relevant factors that could give rise to a potential conflict of interest with respect to the work performed. Based on this review, the Committee has determined that Farient Advisers is independent of the Company and its management, and did not identify any conflict of interest.
Annual Say-on-Pay Vote
In designing our executive compensation program, the Committee annually presents a ‘say-on-pay’ vote to our shareholders. In March 2024, we received approximately 93.8% support, indicating that shareholders representing a majority of our shares supported our executive compensation program.
Shareholder Engagement
Johnson Controls is committed to maintaining ongoing dialogue with our shareholders to enable us to solicit and respond to feedback about our executive compensation programs in a timely manner. The feedback that we receive through our bi-annual
54      Johnson Controls International plc

Compensation Discussion & Analysis › Shareholder Engagement
engagement efforts is an important input into discussions and decisions regarding executive compensation, in addition to market practices, the advice of our independent compensation consultant and business strategy.
During fiscal 2024, we reached out to our top 25 shareholders, representing over 60% of our outstanding shares. Eleven investors representing approximately 46.8% of our outstanding shares, requested meetings. Consistent with prior years, we heard that our shareholders are pleased with our approach to executive compensation. Shareholders were supportive of the Committee’s efforts to drive management accountability by applying a negative discretionary adjustment to the Company’s fiscal 2023 annual incentive plan based on below threshold free cash flow conversion performance. We believe, based on our analysis, the input of our independent compensation consultant and external feedback received, both from our directed outreach and our regular year-round engagements between management and our shareholders, that our executive compensation program is well aligned with shareholders’ interests.
Several investors provided feedback requesting the Committee consider the reintroduction of return on invested capital (ROIC) as a performance measure in the Company’s long-term incentive programs. The Committee has reviewed this feedback and continues to assess ROIC along with other potential incentive plan metrics as part of its regular incentive plan design process to ensure alignment with the Company’s business transformation and long-term strategic focus. Investors also raised topics related to CEO succession, board refreshment, our board governance structure and our sustainability strategy. Several of these topics are discussed in detail on pages 28, 30 and 39 of our Proxy Statement.
Johnson Controls is committed to ongoing engagement as it provides helpful insight into the real-time perspectives of our shareholders.
2025 Notice and Proxy Statement      55

Compensation Discussion & Analysis › Use of Market Data
Use of Market Data
The Committee engages the independent compensation consultant to undertake an annual review of the compensation peers that are used to provide insight into market competitive pay levels and practices. In partnership with our independent compensation consultant, a robust process has been established to appropriately assess the relevance of different companies in the context of making compensation comparisons. As with prior years, an established process was used to assess the peer group composition and to establish the fiscal 2024 peers.
U.S. Traded Companies	Companies traded on U.S. stock exchanges that will disclose compensation levels and design practices for NEOs
Similar Business Models	Companies that operate in similar arenas, requiring similar skills and experiences from their executive talent, and being subject to similar market forces
Size (Revenue Within 1/2x-2x Range)	Companies of a broadly relevant revenue size as an indicator of complexity and scope for executive roles; companies that are of a reasonable revenue size for making market comparisons
S&P 500 Industrials Company	Companies that operate in the broad industrials arena, again indicating executive talent with relevant skills and companies that are subject to similar market forces
Geographic Footprint	Companies with international revenue of at least 35% of their total revenue, indicating multi-national operations, the complexity that results in and the associated skills required by executives
Other Factors	Other factors that are relevant as it pertains to global business operations and executive talent, such as operations that emphasize technology

Fiscal 2024 Compensation Peers
• 3M Company • Carrier Global Corporation(*) • Caterpillar Inc. • Cummins Inc. • Deere & Company • Eaton Corporation(*) • Emerson Electric Co.(*)	• General Dynamics Corporation • Honeywell International, Inc.(*) • Otis Worldwide Corporation • Parker Hannifin Corporation • Stanley Black & Decker Inc. • Trane Technologies(*)

(*)
The Committee also referenced a subset of the compensation peers (the “select peer group”) marked above with the addition of Lennox International, Siemens Aktiengesellschaft, and Schneider Electric S.E. to provide additional context when setting performance goals under Johnson Controls’ performance-based incentive programs for fiscal 2024. These companies are excluded as compensation peers because they do not meet the evaluation criteria used for our analysis. Additional information on the goal setting process is summarized in the following section.

At the time of approval of the fiscal 2024 compensation peers, Johnson Controls ranked at the 55th percentile relative to compensation peers with respect to revenue. The Committee remains comfortable that this compensation peer group is appropriate.
The Committee considers pay data from the compensation peer group as one of several reference points it uses to target total direct compensation (base salary, annual incentive target, and long-term incentive target). In using the data, the Committee sets pay at a market competitive rate intended to balance the objectives of ensuring appropriate pay positioning in the market while enabling the Company to attract and retain high-performing talent in a competitive environment.
Given reliable proxy data are only consistently available for the CEO and CFO, the Committee references general industry survey data using the same approach for these as well as all other roles. The variation of actual pay relative to the market data is dependent on the executive officer’s performance, experience, knowledge, skills, level of responsibility, potential to impact our performance and future success, the need to attract, retain and motivate strategic talent.
56      Johnson Controls International plc

Compensation Discussion & Analysis › Metric Selection and Goal Setting
Metric Selection and Goal Setting
Central to our pay-for-performance philosophy is maintaining a rigorous goal setting process that is used to determine both our annual and long-term incentive plan performance targets. Each year, management, the Committee, and our independent consultant spend meaningful time determining metrics, goal ranges, and testing the appropriateness of our incentive program thresholds, targets, and maximums.
For fiscal 2024, the Committee reaffirmed its support of the fundamental aspects of program design, including the performance metrics used in fiscal 2024.
Following the agreement of metrics, we establish the performance goals and ranges associated with each of them. The objective is to set ranges that contain adequate stretch to incentivize performance, but also fit within our risk framework so as not to encourage excessive risk taking. In setting goals, we take account of the Company’s historical and projected performance, historical and expected performance of the S&P 500 Industrials, and historical and projected performance of our compensation and select peer group in conjunction with our annual plan and external macro-economic factors impacting our business.
Based on the data, management proposes goal ranges for each performance metric to the Committee, which are also assessed by the independent compensation consultant. In its analysis, our independent consultant assesses the probability of achievement of our threshold, target, and maximum goals given historical performance realized among peers and the S&P 500 Industrials and provides the Committee with an independent perspective on the robustness of our goals. The Committee tests the stretch and potential payouts to ensure they are challenging, and the level of performance will be reflected appropriately in the payout levels.

Management	Independent Consultant	Compensation and Talent Development Committee

Proposes goal ranges based on analysis of:
•
Johnson Controls’ financial forecasts

•
Historical S&P 500 Industrials performance

•
Projected S&P 500 Industrials performance

•
Projected compensation and select peers’ performance

•
Analyst expectations

•
Shareholder feedback

•
Macro-economic trends

Evaluate management-proposed ranges by:
•
Assessing likelihood of achievement based on historical performance

•
Validating against analyst expectations of performance

•
Reviewing absolute value and spread of threshold, target and maximum goals

Approves the proposed ranges following a review of materials prepared by management and the independent compensation consultant, and the resolution of any questions raised which may result in revisions to the proposed ranges
Our metric selection and goal setting processes allow for the continual assessment of how our incentives support our strategy and drive shareholder returns.
The Committee receives interim performance updates at subsequent meetings to understand how the Company is progressing in the context of the performance goals set at the outset of the year.
2025 Notice and Proxy Statement      57

Compensation Discussion & Analysis › Fiscal 2024 Compensation Decisions And Outcomes
Fiscal 2024 Compensation Decisions And Outcomes
Base Salary
Following a review of compensation in September 2023, the base salaries of Messrs. Oliver, Donofrio, Leonetti and Ms. Schlitz were left unchanged for fiscal 2024. Mr. Manning received a fiscal 2024 base salary increase of 2% effective October 1, 2023, based on his performance and to align his base pay to the competitive market. In February 2024, Mr. Vandiepenbeeck received a promotional base salary increase of 25% in connection with his appointment as the Company’s Chief Financial Officer, based on an evaluation of market competitive rates and internal and external pay positioning.

NEO	Fiscal 2023 Target Base Salary	Target Percent Change	Promotion Percent Change(1)	Fiscal 2024 Target Base Salary
George R. Oliver	$1,500,000	0%		$1,500,000
Marc Vandiepenbeeck	$600,000	0%	25%	$750,000
Lei Schlitz	$775,000	0%		$775,000
Nate Manning	$735,000	2%		$750,000
John Donofrio	$700,000	0%		$700,000
Olivier Leonetti	$815,000	0%		$815,000

(1)
Mr. Vandiepenbeeck was promoted to EVP & Chief Financial Officer in January 2024

Annual Incentive Performance Program (AIPP)
Our AIPP rewards executives for their execution of our operating plan, commitment to sustainability and diversity, and other strategic initiatives, as well as for financial performance that drives long-term shareholder value creation. Award opportunities are positioned relative to the competitive market for comparable jobs. This plan places a significant portion of total cash compensation at risk, thereby aligning executive rewards with financial results. It also offers an opportunity for meaningful pay differentiation tied to the performance of the enterprise, Business Unit, and individual contributions. Payment is capped at 200% regardless of the achievement of the strategic and individual modifiers and Business Unit performance.
Financial Performance	x	Strategic Initiative Modifier +/- 15%	=	AIPP Result and Funding Pool	x	Business Unit Performance	x	Individual Contribution Modifier +10%/-25%	=	Final Payout Subject to 200% of Target Cap
58      Johnson Controls International plc

Compensation Discussion & Analysis › Annual Incentive Performance Program (AIPP)
In December 2023, the Committee approved the fiscal 2024 AIPP performance measures and their associated goals. Financial measures remained unchanged, consisting of earnings before interest and taxes (“EBIT”) growth, revenue growth, and enterprise free cash flow conversion. The Strategic Incentive Modifier remained unchanged to further align with our business strategy, rewarding our ability to drive services growth. These measures, defined below, were selected as they focus our executive officers on the Company’s performance, profitability, operating strength and efficiency.
Once the fiscal 2024 AIPP funding is established, the CEO assesses each Business Unit’s financial, sustainability, diversity and organizational health results to determine specific Business Unit AIPP pools (total combined pool not to exceed the overall pool created by the financial and strategic results). Participants within our various functions will align to the business they support.
Finally, an individual contribution modifier is applied. The CEO assesses individual performance for the NEOs other than himself; the Committee assesses the CEO’s performance.

2025 Notice and Proxy Statement      59

Compensation Discussion & Analysis › Annual Incentive Performance Program (AIPP)

Metrics and Definition	Weight	Why it Matters
EBIT growth | Net income adjusted for income tax expense, financing costs, non-controlling interests, foreign exchange and certain significant special items, such as, transaction/integration/ separation costs, impairment charges, in-year acquisitions/divestitures, restructuring costs, mark-to-market adjustments related to restricted asbestos investments and pension and post- retirement plans and the adoption of new accounting pronouncements, all as reflected in our audited financial statements that appear in our Annual Report on Form 10-K.	1/3	Aligns annual organic EBIT growth resulting from effective and efficient execution of our operating plan to broadly comparable companies subject to similar external market and economic factors.
Revenue growth | Revenue adjusted for the impact of foreign exchange and in-year acquisitions/divestitures.	1/3	Aligns annual organic revenue growth resulting from strong sales execution, product and innovation investments, and market share gains to broadly comparable companies subject to similar external market and economic factors.
Free cash flow conversion | Free Cash Flow divided by Net Income attributable to JCI. Net Income attributable to JCI is adjusted for certain significant special items such as transaction/integration/separation costs, impairment charges, acquisitions/divestitures, restructuring costs, one-time tax items and the adoption of new accounting pronouncements, all as reflected in our audited financial statements that appear in our Annual Report on Form 10-K. Free Cash Flow is defined as cash provided by operating activities less capital expenditures and excludes the impacts from (1) the cash flows associated with the Company’s JC Capital customer financing program, (2) effective January 1, 2024, the discontinuing of accounts receivable factoring programs and (3) the water systems Aqueous Film Forming Foam settlement and related insurance recoveries. Management believes this provides a truer representation of the company’s operational ability to convert cash, without the contrary impact from financing activities, receivables factoring or the Aqueous Film Forming Foam settlement.	1/3	Establishes annual free cash flow conversion targets resulting from trade working capital and other operating cash flow initiatives accompanied with disciplined capital expenditure management. Our ability to generate cash is critical to our growth and funding of operating activities.
Corporate strategic initiative modifier | One metric is utilized: • Achievement of year-over-year organic service revenue growth.	Modifier +/-15%	Improving this measure has a significant impact on share price and on meeting the investment community’s expectations.
Business Unit results | Once the overall AIPP pool is created from the financial and strategic performance of the enterprise, the CEO assesses the results of each specific Business Unit for our NEO’s and other participating executives. This assessment takes into consideration financial, diversity and sustainability results achieved by each Business Unit to distribute the overall AIPP appropriately based on performance (total combined pool not to exceed the overall pool created by the financial and strategic results). NEOs and executives that are not part of a specific Business Unit are measured against the financial and strategic performance of the enterprise as a whole.	Modifier%	Enables higher awards for Business Units who obtain higher level performance and achievements.

Individual modifier | Leadership actions and behaviors are assessed related to each focus area:
•
Growth: Business financial performance

•
Operational improvements: OPEX transformation initiatives and safety

•
High-performance culture: Sustainability, diversity and employee experience

	Modifier +10% / -25%	Enables the Committee to adjust awards informed by a judgment-based assessment of how performance was delivered versus our culture and values and any exceptional circumstances during the year.
The same metrics and overall strategic modifier apply to all NEOs. Payment is capped at 200%.
60      Johnson Controls International plc

Compensation Discussion & Analysis › Fiscal 2024 AIPP Performance
Fiscal 2024 AIPP Performance
While we experienced success in driving results and generating strong free cash flow conversion return, we also experienced challenges with below target performance on EBIT Growth and Revenue Growth. This was evidenced through below target EBIT growth of 8.8% and revenue growth of 3.6% and above target performance free cash flow conversion at 96%. This aggregate performance resulted in financial performance results being earned below target, with financial payout factor of 96% of target.
		Fiscal 2024 Performance Goals				Payout Factor
Financial Performance Metric	Weight	Threshold	Target	Maximum	Actual	Unweighted	Weighted
EBIT Growth	1/3	7.0%	12.6%	19.0%	8.8%	66%	96%
Revenue Growth	1/3	3.0%	5.5%	8.0%	3.6%	62%
Enterprise Free Cash Flow Conversion	1/3	80%	90%	100%	96%	160%
Performance in respect of the strategic initiative modifier was as follows:

Strategic Initiative Modifier Metric	Performance Goal(*)	Modifier %	Results
Achievement of YOY Organic Service Revenue Growth	>12.0%	+15%	8.2%
	<7.5%	-15%
Total Strategic Initiative Modifier		+/-15%	0%

(*)
This chart is not interpolated. Achievement between 7.5% and 12% results in no modifier.

Next, the CEO assesses the results of each specific Business Unit for the NEO’s. This assessment takes into consideration financial, diversity and sustainability results achieved by each Business Unit to distribute the overall AIPP appropriately based on performance. During Fiscal Year 2024, the CEO determined, with the support of the Committee, that all NEO’s and other executives would be assessed based on the performance of the Company as a whole, rather than individual business unit performance, based on the importance of teamwork and collaboration across Business Units in responding to challenges and driving performance in Fiscal Year 2024. The Business Unit modifiers applicable to the NEO’s in respect of fiscal 2024 are displayed in the table below.
Finally, leadership actions and behaviors were assessed related to the focus areas of growth, operational improvements and high-performance culture. Individual modifiers for the NEOs in respect of fiscal 2024 are displayed in the table below.
The table below summarizes the target award potential and eventual payout amounts for the NEOs in respect of fiscal 2024 performance. The target opportunity for each NEO was established using applicable benchmarking and other market data to determine a competitive rate intended to balance the objectives of ensuring appropriate pay positioning in the market while enabling the Company to attract, recruit and retain high-performing talent in a competitive environment.

NEO	Target Opportunity (% salary)	Target Opportunity	Financial and Strategic Payout Factor	Business Unit Modifier	Individual Modifier	Total Payout Factor	Fiscal 2024 Annual Incentive Award
George R. Oliver	160%	$2,400,000	96%	100%	100%	96%	$2,304,000
Marc Vandiepenbeeck(*)	96.6%	$724,795	96%	100%	100%	96%	$695,803
Lei Schlitz	90%	$697,500	96%	100%	100%	96%	$669,600
Nate Manning	90%	$675,000	96%	100%	100%	96%	$647,999
John Donofrio	90%	$630,000	96%	100%	110%	106%	$665,280

(*)
Mr. Vandiepenbeeck received a 10% increase to his target opportunity in February 2024 to recognize him for his promotion to EVP & Chief Financial Officer. His total target opportunity for fiscal 2024 was 96.6%, reflecting a prorated 33.6% at 90% and a prorated 66.4% at 100%, based on the number of days at each target opportunity.

2025 Notice and Proxy Statement      61

Compensation Discussion & Analysis › Long-Term Equity Incentive Awards
Long-Term Equity Incentive Awards
Another key element in the compensation of our executive team is long-term equity incentive awards, which tie a significant portion of compensation to the Company’s performance over time. In fiscal 2024, three different types of long-term incentive awards were granted to our NEOs:
In combination, we believe these grants provide a balanced focus on sustainable long-term shareholder value creation and retention of key executives in the interests of our collective stakeholders. They are also reflective of market practice within our compensation peer group. The total target grant value is established using applicable benchmarking and other market data to determine a competitive rate intended to balance the objectives of ensuring appropriate pay positioning in the market while enabling the Company to attract, recruit and retain high-performing talent in a competitive environment.
Fiscal 2024 Long-Term Equity Grant
NEO	Target Value of Share Options	Target Value of RSUs	Target Value of PSUs	Total Target Value of Award
George R. Oliver	$2,750,000	$2,750,000	$5,500,000	$11,000,000
Marc Vandiepenbeeck(*)	$340,000	$1,382,500	$680,000	$2,402,500
Lei Schlitz	$687,500	$687,500	$1,375,000	$2,750,000
Nate Manning	$567,000	$567,000	$1,134,000	$2,268,000
John Donofrio	$550,000	$550,000	$1,100,000	$2,200,000
Olivier Leonetti	$800,000	$800,000	$1,600,000	$3,200,000

(*)
In February 2024, Mr. Vandiepenbeeck received an additional $1,042,500 RSU grant, reflecting the prorated increase in his target long-term incentive compensation award in recognition of his promotion to EVP & Chief Financial Officer

Fiscal 2024-2026 Performance Share Units
Performance Share Units (“PSUs”) help to ensure our executives’ pay is directly linked to the achievement of strong, sustained long-term operating performance. The balance of metrics focuses senior leaders on making strategic investments that optimize long-term shareholder value.
For fiscal 2024-2026 awards, the Committee remained committed to using three-year cumulative metrics and maintaining a balanced emphasis on pre-tax earnings, recurring revenue and TSR aligned with our strategy to drive growth through digitally-enabled products, services and solutions over the building lifecycle.
62      Johnson Controls International plc

Compensation Discussion & Analysis › Fiscal 2024-2026 Performance Share Units

Metrics, Weight and Definition	Weight	Why it Matters
Pre-tax earnings growth | Income before income taxes plus non-controlling interests, adjusted for foreign exchange, in-year acquisitions/divestitures and for certain significant special items, such as transaction/integrations/ separation costs, gain or loss on divestitures, impairment charges, restructuring costs, mark-to-market adjustments related to restricted asbestos investments and pension and post-retirement plans, and the adoption of new accounting pronouncements — all as reflected in our audited financial statements that appear in our Annual Report on Form 10-K.	1/3	Aligns three-year organic pre-tax earnings growth resulting from the effective execution of our strategic operating plan to broadly comparable companies subject to similar external market and economic factors. Our ability to generate long-term profitability is critical to our growth and funding of operating activities.
Recurring Revenue | Recurring revenue is a sales transaction that repeats at intervals into the future for the use or access to a product, technology or service. Unlike one-off sales, these revenues are predictable, stable and can occur at regular intervals going forward with a high degree of certainty (i.e., contract). Current recurring revenue contract types include: Planned Service Agreement (PSA), Operations & Management (O&M), Facility Management (FM), Public, Private, Proprietary (P3), Measurement Verification (M&V), Performance Infrastructure (PI), Building Monitoring, Software license (i.e. SSA), Subscriber contracts, Subscription models, as a Service (aaS), Leasing and Monitoring. Product sales, installation sales and Labor & Maintenance do not qualify as recurring revenue. Revenues are adjusted for the impact of foreign exchange and in-year acquisitions/divestitures. Capital leases do not qualify as recurring revenue, only operational leases.	1/3	Establishes forward looking three-year recurring revenue targets, providing an effective indicator of future top-line growth prospects and drives long-term performance and value creation. Aligns with our digitally-enabled products, services and solutions growth strategy.
TSR relative to S&P 500 Industrials | Percentage change in Johnson Controls’ share price over the performance period (with an adjustment for reinvestment of dividends), relative to S&P 500 Industrials. The starting price is based on the 30-trading-day average preceding the start of the performance cycle. The ending price is based on the 30-trading-day average preceding the end of the performance cycle.	1/3	Aligns our three-year stock performance, including reinvestment of dividends, to the S&P 500 Industrials. Investors recognize TSR as an appropriate measure to motivate executives and achieve alignment with shareholder interests.
2025 Notice and Proxy Statement      63

Compensation Discussion & Analysis › Fiscal 2024-2026 Performance Share Units
The Committee set the earnings growth and recurring revenue thresholds, targets and maximums for the fiscal 2024-2026 performance period based on Johnson Controls’ long-term strategic plan, as well as consideration of long-term performance expectations for the S&P 500 Industrials. This approach ensures that we provide competitive incentive compensation based on market competitive performance while continuing to focus on our strategic long-term commitments. Given the commercial sensitivity of our long-term goals, the 2024 PSU performance goals will be disclosed at the conclusion of the three-year performance period.
Fiscal 2024-2026 Performance Goals
Performance Metric	Weight	Threshold	Target	Maximum
Pre-tax Earnings Growth	1/3	The three-year performance goals associated with these measures will be disclosed at the conclusion of the performance period
Recurring Revenue	1/3
TSR Relative to S&P 500 Industrials	1/3	≥25th percentile	50th percentile	≥75th percentile

Performance Metric	Below Threshold	Threshold	Target	Maximum
Payout (% of Target)	0%	50%	100%	200%
The payout opportunity in respect of each element is calculated separately and weighted to arrive at a final payout.
The payout is calculated using interpolation between threshold and target, and target and maximum.
Fiscal 2022-2024 Performance Share Units
The 2022-2024 PSU awards were subject to three independently weighted measures, Pre-tax Earnings Growth, Recuring Revenue and Relative TSR. While we experienced success achieving growth and positioning ourselves for the future, we were not able to fully overcome the impacts of headwinds incurred during the performance period, negatively impacting our ability to fully achieve some of the ambitious goals we set at the onset of fiscal 2022. This was evidenced through above target Recurring Revenue being offset by achievement of Pre-Tax Earnings Growth and TSR relative to S&P 500 Industrials at levels below target. Based on cumulative performance over three-years, awards vested at 84.3% of target, reflecting our commitment to pay for performance.
		Fiscal 2022-2024 Performance Goals
Performance Metric	Weight	Threshold	Target	Maximum	Actual Performance	Results	Weighted Performance
Pre-tax Earnings Growth	1/3	$818	$1,000	$1,435	$888	69%	23.1%
Recurring Revenue	1/3	$208	$535	$881	$634	129%	42.9%
TSR Relative to S&P 500 Industrials	1/3	≥ 25th percentile	50th percentile	≥ 75th percentile	28th percentile	55%	18.4%
2022-2024 PSU Final Payout Percentage							84.3%
Fiscal 2024 Share Options and Restricted Share Units
By awarding share options and RSUs, we link long-term incentives directly to our share price. If our share price decreases, so does the value of the executive officer’s compensation. Share options and RSUs also help us maintain competitive compensation levels in the market and retain high-performing employees through multi-year vesting requirements.
We valued fiscal 2024 share options using a Black-Scholes valuation. Their strike price is equal to the closing price of our ordinary shares on the date of the grant. Fifty percent of each share option award vests two years after the date of grant, and the other fifty percent vests three years after the date of grant. Share option vesting is subject to continued employment, with earlier vesting upon retirement, and share options have a ten-year exercise term. The Committee does not permit or engage in “backdating,” repricing or cash buyout of share options.
We value RSUs based on the closing price of our shares at the date of grant. RSUs generally vest in equal installments over three years.
64      Johnson Controls International plc

Compensation Discussion & Analysis › Retention Awards
Retention Awards
During fiscal 2024, the Committee approved one-time equity retention awards for Marc Vandiepenbeeck, Lei Schlitz, and Nate Manning, with the RSUs vesting 100% after a two-year period. The objectives of these special one-time awards are to recognize each recipient’s strong performance and to ensure the continuity of our leadership throughout a time of transition, including our ongoing portfolio simplification efforts and the execution of the Company’s CEO succession plan. The amount of these awards was set at an amount determined to be appropriate and retentive to ensure each executive remains motivated and committed to the Company during the retention period.

NEO	Target value of one-time RSU award
Marc Vandiepenbeeck	$2,750,000
Lei Schlitz	$2,750,000
Nate Manning	$2,750,000
Termination and recoupment provisions have been included in these awards to provide additional protection to shareholders. Termination provisions included in the one-time RSU award are structured to reflect various potential termination scenarios.
•
Involuntary not for cause termination: award accelerated on a pro-rated basis based on the number of full months actively employed

•
Death or disability: award accelerated in full

•
All other scenarios, including retirement, voluntary and ‘for cause’ termination: full forfeiture of the outstanding unvested award

2025 Notice and Proxy Statement      65

Compensation Discussion & Analysis › Additional Information
Additional Information
Other Executive Compensation Policies
To further ensure the alignment of executive interests with those of our shareholders, the Committee has approved additional compensation-related policies that apply to our NEOs.
Share Ownership Guidelines
NEOs are required to hold specified amounts of Johnson Controls shares. If an executive does not meet the minimum guideline within five years, they cannot sell any shares until they meet the requirement. Until the guideline is met, executives are required to retain after-tax shares resulting from an exercise of share options and must retain shares resulting from the vesting of RSUs and PSUs. All shares directly or indirectly owned by, and unvested RSUs granted to, NEOs count towards the requirement. Share options and non-vested PSUs do not count toward the requirement.

Role	Minimum Ownership Requirements (% base salary)
Chairman & Chief Executive Officer	600%
All Other NEOs (excludes former NEOs)	300%
At the end of fiscal 2024, all NEOs were in compliance with their ownership requirements or had additional time to meet the minimum guideline, demonstrating the strong alignment of interests between our NEOs and Johnson Controls’ stakeholders.
Compensation Recoupment Policy
The Committee maintains a Compensation Recoupment Policy that complies with the SEC’s regulations on the recovery of erroneously awarded compensation and the related NYSE listing standards. Our policy provides that, if we are required to prepare a qualifying accounting restatement, then, unless an exception applies, we will recover reasonably promptly the excess of (1) the amount of incentive-based compensation received during the three completed years immediately preceding the date we are required to prepare the accounting restatement by any person who served as a covered officer at any time during the applicable performance period over (2) the amount that would have been received had it been determined based on the restated financials.
Our recoupment policy also provides that, if the Committee determines that a covered officer has engaged in certain types of misconduct resulting in material reputational harm, then we will be entitled, if so instructed by the Committee, to (1) cause the full or partial forfeiture or reduction of any unearned performance incentives or unexercised or unvested equity-based awards then held by any covered officer, and (2) obtain full or partial reimbursement from the covered officer of any performance incentives or equity-based awards previously paid to, or earned by, the covered officer during the period of misconduct, in each case to the extent permitted by applicable law. Our policy also authorizes us to recover from culpable individuals’ certain compensation amounts if the Criminal Division of the United States Department of Justice determines criminal resolutions are warranted.
Insider Trading, Anti-Hedging And Anti-Pledging Policy
Directors, executive officers, employees and other related persons may not buy, sell or engage in other transactions in the Company’s shares while aware of material non-public information; buy or sell securities of other companies while aware of material non-public information about those companies that they became aware of as a result of business dealings between the Company and those companies; disclose material non-public information to any unauthorized persons outside of the Company. The policy also restricts trading for a limited group of Company employees (including executives and directors) to defined window periods that follow our quarterly earnings releases and announcements of a share repurchase program.
In addition, the Company’s directors, executive officers, employees and other related persons are prohibited from:
•
Pledging any Company securities held by them or their families as security for a loan, including by holding such securities in a margin account; and

•
Trading in puts, calls or any other derivative securities relating to in the Company’s shares, and engaging in hedging or monetization transactions relating to in the Company’s shares (including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds) or short sales of the Company’s shares.

Equity Grant Policy
As part of its continued monitoring of and response to trends and developments with respect to equity award grant practices, the Committee has established an Equity Award Grant Policy. The policy describes the Company’s delegated authority to grant
66      Johnson Controls International plc

Compensation Discussion & Analysis › Other Executive Compensation Policies
equity awards, codifies pre-existing equity award practices, and establishes standardized schedules for granting equity awards. Under the Equity Award Grant Policy, annual equity awards, including the Company’s annual option, RSU and PSU awards, will generally have a grant date of the first business day of December and any off-cycle or special equity awards will generally have a grant date of the second business day following the next quarterly earnings release after the date of approval of such award. The Committee’s objective in adopting the policy was to establish standard, predetermined practices to avoid any actual or perceived market timing of equity awards and to ensure the Company maintains appropriate policies and practices with respect to equity award grants. The Committee may, however, modify or make exceptions to the general timing parameters in the policy based on special circumstances, the needs of the business or other appropriate considerations. Neither the Committee nor our Chief Executive Officer takes into account material nonpublic information in determining the timing and terms of equity-based awards, and we have not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
Executive Benefits and Perquisites
401(k) Plan
All U.S. employees are eligible for the 401(k) plan, including our NEOs. Participants can contribute up to a specified percentage of their compensation on a pre-tax or after-tax (Roth) basis; however, executive officers’ percentages may be lower than other participants due to IRS requirements applicable to the 401(k) plan.
Based on Company performance, we matched 100% of each dollar an employee contributes up to 4% of the employee’s eligible pay, and 50% of each additional dollar up to a total of 6% of the employee’s eligible pay. In addition, the Company makes a varied annual retirement contribution for eligible employees. This group of employees includes all NEOs. The contribution for this group of employees is usually between 1% and 5% of the participant’s eligible compensation, based on the participant’s age and participation or service. Both the matching contribution and the annual retirement contribution are subject to vesting requirements.
Retirement Restoration Plan
The Internal Revenue Code limits the benefits we can provide to employees under the 401(k) plan, including the annual retirement contribution. Thus, we sponsor the Retirement Restoration Plan, which allows all employees whose annual retirement contributions are affected by these Internal Revenue Code limits to receive the full intended amount of the additional annual retirement contributions without regard to such limits. All employees whose annual retirement contributions under the 401(k) plan are limited, including NEOs, are eligible for the Retirement Restoration Plan. Prior to January 1, 2018, the Retirement Restoration Plan also provided for 401(k) spillover deferrals and employer matching contributions for eligible participants. Those benefits were eliminated as of January 1, 2018, for participants other than those participants who were officers of the Company immediately following the merger between Johnson Controls, Inc. and a subsidiary of Tyco International plc in 2016 (the “Merger”), including Messrs. Oliver and Donofrio and certain other high-level employees who participated in the Retirement Restoration Plan prior to January of 2018.
Executive Deferred Compensation Plan and Senior Executive Deferred Compensation Plan
As of January 1, 2018, to integrate our plans following the Merger, we adopted a Senior Executive Deferred Compensation Plan. The Senior Executive Deferred Compensation Plan allows participants, including our NEOs, to defer base salary and annual bonus compensation and the associated taxes until retirement or termination of employment to assist such participants with personal financial planning. The investment options under the Senior Executive Deferred Compensation Plan mirror investment options in our 401(k) Plan, which includes a company stock fund.
Perquisites
We provide a limited amount of perquisites to our executive officers, which we believe are reasonable and consistent with market practice. We maintain a strict policy regarding the eligibility and use of these benefits. The Committee grants each executive officer a perquisite allowance of 5% of their base salary annually. Upon termination, any unused funds are forfeited. Allowable perquisites include:
•
Financial and tax planning

•
Personal use of corporate aircraft capped at $10,000 per year for the NEOs, other than the CEO, with such amounts calculated pursuant to the Standard Industry Fare level, or SIFL rate

•
Executive physical

The CEO is encouraged to use the corporate aircraft for both business and personal use to enhance his productivity, maintain confidentiality, ensure personal security and protect his health and wellbeing particularly during the pandemic. The Committee has limited the CEO’s annual personal usage of company aircraft to an annual incremental cost of $200,000. Any such personal usage of the corporate aircraft in excess of this amount is required to be reimbursed to Johnson Controls by the CEO based on the aggregate incremental cost of such usage.
2025 Notice and Proxy Statement      67

Compensation Discussion & Analysis › Executive Severance and Change-in-Control Policy
Executive Severance and Change-in-Control Policy
The Executive Severance and Change-in-Control Policy applies to all NEOs.

	Change-in-Control	Severance
Triggers
•
Involuntary termination other than for Cause, permanent disability or death within the period beginning 60 days prior to and ending two years following a change-in-control

•
Good reason resignation within the same period

• Involuntary termination other than for Cause, permanent disability or death.
Cash Severance	Base salary + target annual bonus
Severance Multiple	CEO: 3X Other NEOs: 2X	CEO: 2X Other NEOs: 1.5X
Claims Release	Required
Benefits Continuation	Aligned with severance multiple
Equity Acceleration
•
Pro-rated equity acceleration based on number of months worked during vesting period (pro-rated PSUs based on target performance)

•
For awards granted after March 10, 2021, if the 2021 Equity and Incentive Plan would provide more favorable result, then its treatment would govern; Under the Plan, the Committee may provide either for adjustment/assumption of awards that includes a right to full vesting upon an involuntary termination or termination for Good Reason or full accelerated vesting (assuming higher of target or trend for PSUs) and a cash settlement upon the change-in-control

• Pro-rated equity acceleration based on number of months worked during vesting period (pro-rated PSUs based on target performance earned at vesting).
Annual Incentive Performance Program	• Payment of a prorated portion of the target bonus amount for the year of termination
Excise Tax Gross-Up	None
Restrictive Covenants
•
Unlimited time for non-disparagement, trade secrets and confidential information

•
Two-year post-termination non-solicitation of employees and customers

•
One and one-half year post-termination non-compete

•
Employee must affirmatively consent to be bound by these covenants as a condition of plan participation

68      Johnson Controls International plc

Compensation Discussion & Analysis › Global Executive Assignment Agreement
Global Executive Assignment Agreement
In August 2023, Mr. Vandiepenbeeck accepted the officer position of Vice President and President, Building Solutions, EMEALA. This role required him to relocate from the United States to the United Kingdom for the duration of his assignment. In connection with this move, Mr. Vandiepenbeeck entered into a global assignment agreement consistent with the policy applicable to all Johnson Controls employees, designed to mitigate the increased costs associated with global assignments. The agreement includes an allowance to offset the difference in costs of living, a relocation allowance, transportation allowance, furnished housing, reimbursement for certain dependent visitation costs, tax equalization in accordance with the Johnson Controls Tax Equalization Policy, and reimbursement of repatriation costs such as travel, temporary housing, car rental, and the shipment of goods. Mr. Vandiepenbeeck returned to the United States in fiscal 2024 after accepting the position of EVP and Chief Financial Officer.
Tax and Accounting Considerations
When determining total direct compensation packages, the Committee considers all factors that may have an impact on our financial performance, including tax and accounting rules.
Section 162(m) of the Internal Revenue Code limits the tax deductibility of compensation that we pay to certain covered employees, generally including our NEOs, to $1 million in any year per person.
The Committee believes that the tax deduction limitation should not compromise the ability to design and maintain executive compensation arrangements necessary to attract and retain strong executive talent. Accordingly, achieving the desired flexibility in the design and delivery of compensation may not result in compensation that in certain cases is not deductible for federal income tax purposes.
Compensation and Talent Development Committee Report
The Compensation and Talent Development Committee has reviewed and discussed with management this Compensation Discussion & Analysis and based on such review and discussion, has recommended to the Board of Directors that the Compensation Discussion & Analysis be included in the Company’s 2024 Annual Report on Form 10-K and this Proxy Statement.
Submitted by the Compensation and Talent Development Committee:
Mark Vergnano, Chair
Timothy Archer
Patrick Decker
John Young
2025 Notice and Proxy Statement      69

Compensation Discussion & Analysis › Summary Compensation Table for Fiscal Years 2024, 2023, and 2022
Executive Compensation Tables
The following table summarizes the compensation earned by our NEOs in the fiscal years noted.
Summary Compensation Table for Fiscal Years 2024, 2023, and 2022
Name and Principal Position	Year ($)	Salary ($)(1)	Bonus ($)(2)	Stock/Unit Awards ($)(3)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)(6)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
George Oliver Chairman & Chief Executive Officer	2024	1,500,000	—	8,312,634	2,749,992	2,304,000	542,360	15,408,986
	2023	1,500,000	—	9,301,583	2,749,983	1,773,600	557,480	15,882,646
	2022	1,500,000	—	9,007,740	2,749,982	1,924,800	504,680	15,687,202
Marc Vandiepenbeeck(7) Executive Vice President & Chief Financial Officer	2024	698,077	—	4,820,130	339,996	695,803	786,772	7,340,778
Lei Schlitz Vice President & President, Global Products	2024	775,000	—	4,828,112	687,495	669,600	75,641	7,035,848
	2023	685,577	900,000	6,245,277	687,482	453,316	39,013	9,010,665
Nate Manning(8) Vice President and President, Building Solutions North America	2024	750,000	—	4,463,891	566,995	647,999	71,986	6,500,871
John Donofrio Executive Vice President, General Counsel	2024	700,000	—	1,662,506	549,998	665,280	122,502	3,700,286
	2023	700,000	—	1,860,272	549,997	465,570	145,071	3,720,909
	2022	700,000	—	1,801,465	549,985	505,260	141,022	3,697,732
Olivier Leonetti(9) Former Executive Vice President & Chief Financial Officer	2024	275,846	—	2,418,179	799,998	—	64,096	3,558,119
	2023	815,000	—	2,705,829	799,984	602,285	72,423	4,995,521
	2022	775,000	—	2,374,653	724,991	621,550	37,700	4,533,894

(1)
Deferred Amounts Included: We have not reduced amounts shown above to reflect a named executive officer’s election, if any, to defer the receipt of compensation into our qualified and nonqualified deferred compensation plans.

(2)
Bonus: The amount reflects the value of one-time cash sign-on bonuses provided to Ms. Schlitz during fiscal 2023 in connection with her appointment as Vice President and President Global Products.

(3)
Stock/Unit Awards and Option Awards: The amounts reflect the fair value of equity awards granted in fiscal 2024, 2023, and 2022. The amounts for fiscal 2022 for Messrs. Oliver, Donofrio and Leonetti have been revised from those shown in the Summary Compensation Tables in our Definitive Proxy Statements on Schedule 14A filed in 2023 to reflect a correction in the calculation of the grant date fair value of the performance share units (“PSUs”) that were granted in fiscal 2022. The calculation of the grant date fair value of the 2022 PSUs had been previously calculated by multiplying the target number of shares subject to the PSUs by the share price on the date of grant without, as required by Financial Accounting Standards Board ASC Topic 718, taking into account other factors including the estimated probabilities of the vesting outcomes. The equity awards granted in fiscal 2024 to each named executive officer consisted of share options, restricted share units (“RSUs”) and PSUs. The amounts in columns (e) and (f) represent the fair value of the entire amount of the award calculated in accordance with Financial Accounting Standards Board ASC Topic 718, excluding the effect of estimated forfeitures. For share options, amounts are computed by multiplying the fair value of the award (as determined under the Black-Scholes option pricing model) by the total number of options granted. For RSUs, fair value is computed by multiplying the total number of shares subject to the award by the closing market price of our ordinary shares on the date of grant. For PSUs, fair value is based on a model that considers the closing market price of our ordinary shares on the date of grant, the range of shares subject to such stock award, and the estimated probabilities of vesting outcomes. The value of PSUs included in the table assumes target performance. The values of the PSUs granted in fiscal 2024 at the grant date if the highest level of performance conditions were to be achieved would be as follows: Mr. Oliver — $11,125,338; Mr. Vandiepenbeeck — $1,375,443; Ms. Schlitz — $2,781,308; Mr. Manning — $2,293,813 and Mr. Donofrio — $2,225,068. Footnote 13 to our audited financial statements for the fiscal year ended September 30, 2024, which appears in our Annual Report on Form 10-K that we filed with the Securities and Exchange Commission on November 19, 2024, includes assumptions that we used in the calculation of the equity award values.

(4)
Non-Equity Incentive Plan Compensation: The amounts reported in column (g) for each named executive officer reflect annual cash incentive compensation.

70      Johnson Controls International plc

Compensation Discussion & Analysis › Summary Compensation Table for Fiscal Years 2024, 2023, and 2022
(5)
All Other Compensation: The fiscal 2024 amounts reported in column (h) for each named executive officer consist of the following:

Named Executive	Personal Use of Company Aircraft(a)	Retirement Plan Contributions(b)	Company Vehicle(c)	Financial Planning(d)	Executive Physical(e)	Expatriate & Relocation Benefits(f)	Tax Equalization or Gross up(g)	Total All Other Compensation
George Oliver	200,000	327,360	15,000	—	—	—	—	542,360
Marc Vandiepenbeeck	—	39,231	7,154	—	2,500	225,436	512,450	786,772
Lei Schlitz	—	53,349	15,000	7,292	—	—	—	75,641
Nate Manning	—	41,046	15,000	15,940	—	—	—	71,986
John Donofrio	14,256	93,246	15,000	—	—	—	—	122,502
Olivier Leonetti	—	59,019	5,077	—	—	—	—	64,096

(a)
The Summary Compensation Table reflects the aggregate incremental pre-tax cost to us for personal use of aircraft for fiscal 2024, which was calculated using a method that takes into account the incremental cost of fuel, trip-related maintenance, crew travel expenses, on-board catering, landing fees, trip-related hangar/parking costs and other variable costs. Because our aircraft are used primarily for business travel, the calculation does not include the fixed costs that do not change based on usage, such as pilots’ salaries, the acquisition costs of our owned or leased aircraft, and the cost of maintenance not related to trips. The Committee has limited the CEO’s annual personal usage of company aircraft to an annual incremental cost of $200,000. Any personal usage of the corporate aircraft in excess of this amount is required to be reimbursed to Johnson Controls by the CEO based on the aggregate incremental cost of such usage.

(b)
Retirement plan contributions include matching contributions made on behalf of each executive to the Company’s tax-qualified 401(k) plans and Retirement Restoration Plan.

(c)
Amounts reflect costs attributable to the personal use of a vehicle.

(d)
Amounts reflect payments with respect to financial planning for Ms. Schlitz and Mr. Manning.

(e)
Amounts reflect costs attributable to the executive physical for Mr. Vandiepenbeeck.

(f)
Mr. Vandiepenbeeck received the relocation benefits set forth below as part of his expatriate assignment set forth below. See “Compensation Discussion and Analysis — Additional Information — Global Executive Assignment Agreement” for additional detail on Mr. Vandiepenbeeck’s expatriate assignment and benefits.

	Housing	Relocation	Company Vehicle	Other Expatriate Benefits & Allowances	Total
Marc Vandiepenbeeck	127,869	58,533	10,686	28,348	225,436

(g)
The amount shown for Mr. Vandiepenbeeck represents $487,071 in tax equalization and $25,379 in gross-up payments made to him in connection with his expatriate assignment disclosed in the preceding footnote.

(6)
No named executive officer participated in any defined benefit pension plan or received preferential or above market earnings on nonqualified deferred compensation during any of the fiscal years shown in the Summary Compensation Table, so we have not included a “Change in Pension Value and Non-Qualified Deferred Compensation Earnings” column.

(7)
Mr. Vandiepenbeeck was appointed as Executive Vice President, Chief Financial Officer effective on February 1, 2024.

(8)
Mr. Manning served in the role of Chief Operations Officer, Global Field Operations during fiscal 2024. Effective January 9, 2025, Mr. Manning assumed the role of Vice President and President, Building Solutions North America.

(9)
Mr. Leonetti separated from the Company on January 30, 2024.

2025 Notice and Proxy Statement      71

Compensation Discussion & Analysis › Fiscal 2024 Grants of Plan-Based Awards Table
Fiscal 2024 Grants of Plan-Based Awards Table
The following table summarizes cash-based and equity-based awards for each of the NEOs that were granted in fiscal 2024.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock (#) (i)(3)	All Other Option Awards: Number of Securities Underlying Options (#) (j)(4)	Exercise or Base Price of Option Awards ($/Share) (k)(5)	Grant Date Fair Value of Stock and Option Awards ($)(l)(6)
Name (a)	Grant Date (b)	Threshold ($)(c)(1)	Target ($)(d)(1)	Maximum ($)(e)(1)	Threshold ($)(f)(2)	Target ($)(g)(2)	Maximum ($)(h)(2)
George Oliver	N/A(7)	400,000	2,400,000	4,800,000
	12/18/2023								200,145	53.52	2,749,992
	12/18/2023							51,382			2,749,965
	12/18/2023				17,128	102,765	205,530				5,562,669
Marc Vandiepenbeeck	N/A(7)	120,799	724,795	1,449,590
	08/02/2024							40,789			2,749,994
	02/01/2024							19,294			1,042,455
	12/18/2023								24,745	53.52	339,996
	12/18/2023							6,352			339,959
	12/18/2023				2,118	12,705	25,410				687,722
Lei Schlitz	N/A(7)	116,250	697,500	1,395,000
	08/02/2024							40,789			2,749,994
	12/18/2023								50,036	53.52	687,495
	12/18/2023							12,845			687,464
	12/18/2023				4,282	25,691	51,382				1,390,654
Nate Manning	N/A(7)	112,500	675,000	1,350,000
	08/02/2024							40,789			2,749,994
	12/18/2023								41,266	53.52	566,995
	12/18/2023							10,594			566,991
	12/18/2023				3,531	21,188	42,376				1,146,906
John Donofrio	N/A(7)	105,000	630,000	1,260,000
	12/18/2023								40,029	53.52	549,998
	12/18/2023							10,276			549,972
	12/18/2023				3,426	20,553	41,106				1,112,534
Olivier Leonetti	N/A(7)	135,833	815,000	1,630,000
	12/18/2023								58,224	53.52	799,998
	12/18/2023							14,947			799,963
	12/18/2023				4,983	29,895	59,790				1,618,216

(1)
Amounts reported in columns (c) through (e) represent the range of potential cash payments under the annual performance bonuses that could have been earned under the Johnson Controls Annual Incentive Performance Program for fiscal 2024, as described above under the heading “Annual Incentive Performance Program (AIPP),” in the Compensation Discussion & Analysis. Threshold amounts assume minimum performance levels are achieved with respect to each performance measure.

(2)
Amounts in columns (f) through (h) show the range of potential share payouts for the PSUs granted to our NEOs assuming that threshold, target and maximum performance conditions are achieved as described in the section titled “Long-Term Equity Incentive Awards” in the Compensation Discussion & Analysis. The number of PSUs that are earned, if any, will be based on performance for fiscal years 2024 to 2026 and will be determined after the close of fiscal 2026.

(3)
Amounts in column (i) show the number of RSUs granted to the NEOs in December 2023, Mr. Vandiepenbeeck in February and August 2024, and Ms. Schlitz and Mr. Manning in August 2024 as described in the section titled “Long-Term Equity Incentive Awards” and “Retention Awards” in the Compensation Discussion & Analysis. Awards granted in December and February vest in equal installments over three years. The “Retention Awards” granted in August vest 100% after a two-year period.

(4)
Amounts in column (j) show the number of the share options granted for fiscal 2024, as described above under the heading “Long-Term Equity Incentive Awards” in the Compensation Discussion & Analysis. The share options vest 50% on the second anniversary of the grant date and 50% on the third anniversary of the grant date, contingent on the named executive officer’s continued employment, and expire, at the latest, on the tenth anniversary of the grant date.

(5)
Share options were granted with an exercise price per share equal to the closing market price of our ordinary shares on the date of grant.

72      Johnson Controls International plc

Compensation Discussion & Analysis › Fiscal 2024 Grants of Plan-Based Awards Table
(6)
Amounts in column (l) show the grant date fair value of the option awards, RSUs and PSUs granted to the NEOs. These amounts represent the fair value of the entire amount of the award calculated in accordance with Financial Accounting Standards Board ASC Topic 718 (ASC Topic 718), excluding the effect of estimated forfeitures. For grants of share options, amounts are computed by multiplying the fair value of the award (as determined under the Black-Scholes option pricing model) by the total number of options granted. For grants of RSUs, fair value is computed by multiplying the total number of shares subject to the award by the closing market price of our ordinary shares on the date of grant. For grants of PSUs, the reported fair value assumes achievement of target performance, which is the probable outcome of performance conditions and is consistent with the estimate of aggregate compensation cost to be recognized over the service period.

(7)
The award reflected in this row is an annual incentive performance award that we granted for the performance period of fiscal 2024, the material terms of which we describe in the Compensation Discussion & Analysis section titled “Annual Incentive Performance Program (AIPP).”

2025 Notice and Proxy Statement      73

Compensation Discussion & Analysis › Outstanding Equity Awards at 2024 Fiscal Year-End Table
Outstanding Equity Awards at 2024 Fiscal Year-End Table
The following table shows, for each of the NEOs, all equity awards that were outstanding as of September 30, 2024. Dollar amounts are based on the NYSE closing price of $77.61 per share for our ordinary shares on September 30, 2024.
	Option Awards				Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1) (c)	Option Exercise Price ($) (d)	Option Expiration Date (e)	Number of Shares of Stock That Have Not Vested (#)(2) (f)	Market Value of Shares of Stock that Have not Vested ($) (g)	Equity Incentive plan Awards: Number of Unearned Shares, Units or Other Rights that have Not Vested (#)(3) (h)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have Not Vested ($) (i)
George Oliver					93,249	7,237,052	443,289	34,403,659
	221,231	—	41.86	11/25/2024
	474,268	—	34.82	10/12/2025
	248,994	—	41.73	10/07/2026
	336,879	—	37.36	12/07/2027
	427,158	—	33.39	12/06/2028
	325,788	—	41.75	12/05/2029
	253,739	—	45.69	12/10/2030
	73,964	73,964	79.54	12/08/2031
	—	151,015	66.77	12/08/2032
	—	200,145	53.52	12/18/2033
Marc Vandiepenbeeck					82,588	6,409,739	36,007	2,794,503
	12,345	—	41.75	12/05/2029
	10,683	—	45.69	12/10/2030
	2,958	2,959	79.54	12/08/2031
	—	6,727	66.77	12/08/2032
	—	24,745	53.52	12/18/2033
Lei Schlitz					111,694	8,668,559	95,250	7,392,353
	—	37,753	66.77	12/08/2032
	—	50,036	53.52	12/18/2033
Nate Manning	20,576	—	41.75	12/05/2029	130,064	10,094,276	86,122	6,683,928
	40,064	—	45.69	12/10/2030
	12,103	12,103	79.54	12/08/2031
	—	28,830	66.77
	—	41,266	53.52
John Donofrio					18,649	1,447,411	88,657	6,880,670
	70,921	—	37.36	12/07/2027
	89,928	—	33.39	12/06/2028
	75,445	—	41.75	12/05/2029
	58,760	—	45.69	12/10/2030
	14,792	14,793	79.54	12/08/2031
	—	30,203	66.77	12/08/2032
	—	40,029	53.52	12/18/2033
74      Johnson Controls International plc

Compensation Discussion & Analysis › Outstanding Equity Awards at 2024 Fiscal Year-End Table
(1)
Vesting information for each outstanding option award for the NEOs is described in the table below.

Vesting Date	Exercise Price ($)	George Oliver	Marc Vandiepenbeeck	Lei Schlitz	Nate Manning	John Donofrio
2024
12/08/2024	79.54	73,964	2,959	—	12,103	14,793
12/08/2024	66.77	75,507	3,363	18,876	14,415	15,101
2025
12/05/2025	53.52	100,073	12,373	25,018	20,633	20,015
12/08/2025	66.77	75,508	3,364	18,877	14,415	15,102
2026
12/7/2026	53.52	100,073	12,373	25,018	20,633	20,015

(2)
The amounts in columns (f) and (g) reflect, for each named executive officer, the number and market value of RSUs which had been granted as of September 30, 2024, but which remained subject to additional vesting requirements. Scheduled vesting of all RSUs and the number of shares underlying awards, for each of the named executive officer is as follows:

Vesting Date	George Oliver	Marc Vandiepenbeeck	Lei Schlitz	Nate Manning	John Donofrio
2024
11/14/2024	—	—	11,661	—	—
12/08/2024	26,633	8,159	3,579	4,748	5,326
12/18/2024	17,433	2,155	4,358	3,595	3,486
2025
02/01/2025	—	6,504	—	—	—
11/14/2025	—	—	39,012	—	—
12/05/2025	17,433	2,155	4,358	3,594	3,486
12/08/2025	14,317	7,665	3,579	2,734	2,864
2026
02/01/2026	—	6,503	—	—	—
08/02/2026	—	40,789	40,789	40,789	—
12/07/2026	17,433	2,155	4,358	3,594	3,487
2027
02/01/2027	—	6,503	—	—	—
2028
12/10/2028	—	—	—	71,010	—

(3)
The amounts in columns (h) and (i) reflect, for each named executive officer, the number and market value of PSUs, which had been granted as of September 30, 2024, at maximum level performance for awards granted in fiscal year 2024 and fiscal year 2023 and actual performance, 84.3% of target, for awards granted in fiscal year 2022. The number of shares earned will depend upon actual performance relative to the applicable performance metrics at the end of the performance period. Scheduled vesting of all PSUs and the number of shares underlying awards that vested or may vest for each of the NEOs is as follows:

Vesting Date	George Oliver	Marc Vandiepenbeeck	Lei Schlitz	Nate Manning	John Donofrio
2024
12/8/2024	62,289	2,491	—	10,192	12,457
2025
12/8/2025	171,802	7,652	42,950	32,798	34,360
2026
12/7/2026	209,198	25,854	52,300	43,132	41,840
Mr. Leonetti voluntarily resigned on January 30, 2024, resulting in the automatic forfeiture of all outstanding RSU and PSU awards and all outstanding options being exercisable within 90 days of his resignation. Therefore, Mr. Leonetti is excluded from the table as he had no outstanding equity awards as of September 30, 2024
2025 Notice and Proxy Statement      75

Compensation Discussion & Analysis › Fiscal 2024 Option Exercises and Stock Vested Table
Fiscal 2024 Option Exercises and Stock Vested Table
The following table shows, for each of the NEOs, the amounts realized from options that were exercised and RSUs and PSUs that vested during fiscal 2024.
	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($)(1) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($)(2) (e)
George Oliver	317,279	6,813,001	162,446	8,681,195
Marc Vandiepenbeeck	—	—	6,848	366,002
Lei Schlitz	—	—	14,973	797,970
Nate Manning	—	—	26,181	1,400,574
John Donofrio	—	—	36,792	1,964,041
Olivier Leonetti	69,444	662,912	44,577	2,382,595

(1)
The amounts in column (c) represent the product of the number of shares acquired on exercise and the difference between the market price of the shares at the time of exercise and the exercise price of the options.

(2)
The amounts in column (e) represent the product of the number of shares a named executive officer acquired on vesting and the closing market price of the shares on the vesting date, plus the value of dividend equivalents released, if any.

None of our named executive officers participated in a defined benefit pension plan during fiscal year 2024. Accordingly, we have not included a pension benefits table for fiscal year 2024.
Non-Qualified Deferred Compensation Table at Fiscal 2024 Year-End
The following table presents information on the non-qualified deferred compensation accounts of each named executive officer at September 30, 2024.

Name (a)	Executive Contributions in Last FY ($)(1) (b)	Registrant Contributions in Last FY ($)(2) (c)	Aggregate Earnings in Last FY ($)(3) (d)	Aggregate Balance at Last FYE ($) (f)
George Oliver	175,716	294,360	1,003,430	6,166,415
Marc Vandiepenbeeck	—	12,831	11,032	55,751
Lei Schlitz	—	26,949	2,767	29,717
Nate Manning	—	17,946	20,062	101,265
John Donofrio	49,234	66,846	166,352	1,081,934
Olivier Leonetti	—	32,619	10,789	76,990

(1)
Amounts in column (b) include employee contributions under the Johnson Controls Executive Deferred Compensation Plan, Johnson Controls International plc Senior Executive Deferred Compensation Plan and the Johnson Controls International Retirement Restoration Plan. The Johnson Controls Executive Deferred Compensation Plan allowed participants to defer their annual bonuses, long-term performance share units and restricted share awards. The Johnson Controls International plc Senior Executive Deferred Compensation Plan allows participants to defer up to 50% of their annual base salary and 95% of their annual bonus compensation. The Retirement Restoration Plan allows executive officers to defer up to 6% of their compensation that is not eligible to be deferred into the Johnson Control 401(k) plan because of qualified plan limits that the Code imposes. All of the amounts shown in column (b) are also included in the Summary Compensation Table.

(2)
Amounts in column (c) include employer contribution under the Retirement Restoration Plan. The Retirement Restoration Plan also credits participants with an amount equal to the difference between the amount of retirement contributions made under the 401(k) plan and what such retirement contribution would have been without regard to the Code limits. All of the amounts shown in column (c) are also included in the Summary Compensation Table.

76      Johnson Controls International plc

Compensation Discussion & Analysis › Non-Qualified Deferred Compensation Table at Fiscal 2024 Year-End
(3)
The Aggregate Earnings reported in column (d) are not “above-market or preferential earnings” and therefore are not required to be reported in the Summary Compensation Table. The amounts in column (d) reflect all investment earnings, net of fees, on amounts that have been deferred under the Johnson Controls Deferred Compensation Plan and the Johnson Controls Retirement Restoration Plan. Investment earnings include any amounts relating to appreciation in the price of our ordinary shares, and negative amounts relating to depreciation in the price of our ordinary shares with respect to deferred amounts that consist of deferred share units, the value of which is tied to the value of our ordinary shares. In addition, for Mr. Oliver the amounts in column (d) also include earnings or (losses) on his notional account in the Tyco Supplemental Savings and Retirement Plan (the “Legacy Tyco SSRP”), a deferred compensation plan that, prior to the Merger, provided executives with the opportunity to elect to defer base salary and performance-based bonuses and receive tax-deferred market-based notional investment growth. The Legacy Tyco SSRP allowed executives to defer amounts above those permitted by Legacy Tyco’s tax-qualified 401(k) Retirement Savings and Investment Plan (the “Legacy Tyco RSIP”) as well as receive any employer contributions that were reduced under the Legacy Tyco RSIP due to IRS compensation limits. Effective January 1, 2018, the Legacy Tyco SSRP was frozen as to new participants and additional deferrals of compensation (subject to specified deferrals relating to the 2017 plan year). Investment options under the Johnson Controls nonqualified deferred compensation plans and Legacy Tyco SSRP include only funds that are available under Johnson Controls tax-qualified 401(k) retirement plans.

Potential Payments upon Termination and Change-in-Control
The following table summarizes the severance and other enhanced benefits that would have been payable to the then-serving NEOs upon termination of employment or upon the occurrence of a change-in-control assuming that the triggering event or events occurred on September 30, 2024. Equity award amounts are based on the closing share price of our ordinary shares of $77.61 on the NYSE on September 30, 2024.
	Change-in-Control			Other Termination
Name/Form of Compensation (a)	Without Qualified Termination ($) (b)	With Qualified Termination ($) (c)	With Cause ($) (d)	Involuntary Resignation Without Cause ($) (e)	Voluntary Resignation/ Retirement ($)(5) (f)	Death or Disability ($)(6) (g)
George Oliver
Severance(1)	—	14,100,003	—	7,800,002	—	—
Benefit Continuation(2)	—	1,482,377	—	208,251	—	—
Accelerated Vesting of Equity Awards(3)(4)	—	34,214,855	—	17,623,191	17,623,191	34,214,855
Marc Vandiepenbeeck
Severance(1)	—	3,749,999	—	2,250,000	—	—
Benefit Continuation(2)	—	210,229	—	68,422	—	—
Accelerated Vesting of Equity Awards(3)	—	8,608,663	—	2,293,924	—	8,608,663
Lei Schlitz
Severance(1)	—	3,642,500	—	2,208,750	—	—
Benefit Continuation(2)	—	248,615	—	98,449	—	—
Accelerated Vesting of Equity Awards(3)(4)	—	13,979,325	—	5,025,127	—	13,979,325
Nate Manning
Severance(1)	—	3,524,993	—	2,137,496	—	—
Benefit Continuation(2)	—	176,000	—	67,500	—	—
Accelerated Vesting of Equity Awards(3)	—	15,285,734	—	6,608,328	—	15,285,734
John Donofrio
Severance(1)	—	3,290,002	—	1,995,001	—	—
Benefit Continuation(2)	—	192,800	—	63,000	—	—
Accelerated Vesting of Equity Awards(3)	—	6,842,906	—	3,524,649	3,524,649	6,842,906

(1)
Amounts shown include amounts that would have been payable under the Johnson Controls International plc Severance and Change-in-Control Policy for Officers upon a termination by us without cause or a termination due to death or disability, or a termination by us without cause or a resignation for good reason in connection with a change-in-control, as indicated, in each case on September 30, 2024. These amounts include: (a) a lump sum severance payment equal to (1) in connection with a change-in-control, three times for Mr. Oliver and two times for Mr. Vandiepenbeeck, Ms. Schlitz and Messrs. Manning and Donofrio the sum of annual base salary and target bonus amount or (2) if the termination is not in connection with a change-in-control, two times for Mr. Oliver and one and one-half times for Mr. Vandiepenbeeck, Ms. Schlitz and Messrs. Manning and Donofrio the sum of annual base salary and target bonus amount; and (b) if

2025 Notice and Proxy Statement      77

Compensation Discussion & Analysis › Potential Payments upon Termination and Change-in-Control the termination is in connection with a change-in-control, payment of a prorated portion of the target bonus amount for the year of termination. Termination for “Cause” under the Johnson Controls International plc Severance and Change-in-Control Policy for Officers is defined generally as a termination of the executive officer’s employment by us due to the executive officer’s failure or refusal to perform the duties and responsibilities of his or her job, violation of any fiduciary duty owed to us or our affiliates, conviction of, or entry of a plea of nolo contendere with respect to, specified crimes, dishonesty, theft, violation of our rules or policy, or other egregious or morally repugnant conduct that has, or could have, a serious and detrimental impact on us, our affiliates or our employees. With respect to Ms. Schlitz’s equity award made in connection with her hiring, “cause” is defined (a) conviction of or plea of guilty or nolo contendere to a crime that constitutes a felony, or a lesser crime involving moral turpitude (which, for the avoidance of doubt, shall exclude any routine traffic violations); (b) commission of any act that would rise to the level of a felony or the commission of a lesser crime or offense that materially and adversely impacts the business or reputation of the Company; (c) commission of a dishonest or wrongful act involving fraud, embezzlement or misappropriation, whether or not related to Executive’s employment with the Company; (d) gross misconduct or commission of an act of moral turpitude that adversely and materially impacts the business or reputation the Company; (e) willful failure to comply with any reasonable, valid and lawful directive; and (f) violation of a known and material policy of the Company. Resignation by an executive officer for “good reason” is defined generally as a resignation within 60 days prior to or two years following a change-in-control caused by any of several specified adverse changes to his or her employment circumstances, including diminution of his or her authority, duties or responsibilities, a change of more than 50 miles in the geographic location at which the executive officer must perform services that extends the commute of the executive officer, reduction of the executive officer’s base compensation or target incentive opportunities, or our failure to secure an assumption of our obligations under the Johnson Controls International plc Severance and Change-in-Control Policy for Officers. For more information on the material terms and conditions of the Severance and Change-in-Control Policy for Officers, see “Executive Severance and Change of Control Policy” within this Compensation Discussion and Analysis.
(2)
Amounts shown include: (a) in the event of a termination without cause or with good reason in connection with a change-in-control (i) the value of continued health plan coverage for thirty-six (36) months for Mr. Oliver and twenty-four (24) months for Mr. Vandiepenbeeck, Ms. Schlitz and Messrs. Manning and Donofrio (such period, the “benefits continuation period”) and (ii) a cash payment equal to the amount of employer contributions would have accrued under retirement plans during the benefits continuation period; and (b) in the event of an involuntary termination without cause not in connection with a change-in-control, the value of continued health plan coverage for twenty-four (24) months for Mr. Oliver and eighteen (18) months for Mr. Vandiepenbeeck, Ms. Schlitz and Messrs. Manning and Donofrio. “Change-in-Control” under the Johnson Controls International plc Severance and Change-in-Control Policy for Officers is defined generally as certain persons becoming the beneficial owner of our securities representing more than 30% of the combined voting power of our then-outstanding securities; a change in the composition of a majority of our board of directors (excluding directors whose election or nomination was approved by at least 50% of the incumbent directors); the consummation of certain reorganizations, mergers, consolidations, sales or other dispositions of at least 80% of our assets; or approval by our shareholders of our complete liquidation or dissolution. For purposes of this table, it is assumed that unvested equity awards were assumed or adjusted in connection with the change-in-control and then vested in full upon the named executive officers’ termination of employment. For more information on the material terms and conditions of the Severance and Change-in-Control Policy for Officers, see “Executive Severance and Change-in-Control Policy” within this Compensation Discussion and Analysis.

(3)
Amounts represent the intrinsic value of unvested equity awards that would have vested upon the indicated triggering event for the named executive officers.

(4)
For Messrs. Oliver and Donofrio, who were retirement eligible under applicable plans as of September 30, 2024, the value of certain equity awards that would vest on an accelerated basis upon retirement is presented in the table above in column (f).

(5)
A voluntary resignation is a resignation as defined under applicable agreements and plans.

As noted above, Messrs. Oliver and Donofrio, were retirement eligible under applicable plans as of September 30, 2024. For Messrs. Oliver and Donofrio, upon their retirement:
i.
we would not be obligated to pay severance;

ii.
with respect to equity awards:

•
for share options and RSU awards, the applicable award would accelerate and vest pro rata based on the number of full months of service completed since the grant date of the award; and

•
for PSUs, the executive would earn the units that he held at retirement based on actual performance at the end of the performance period, but the amount would be pro-rated based on the number of full months’ employment during the performance period.

(6)
On death or disability, share options and RSU awards would accelerate and vest in full and PSUs would continue to fully vest based on actual performance at the end of the performance period.

Mr. Leonetti’s employment with the Company ended on January 30, 2024. Mr. Leonetti did not receive any payments or enhanced benefits in connection with his voluntary resignation.
78      Johnson Controls International plc

CEO Pay Ratio
The ratio of our median employee’s total compensation to our CEO’s total compensation (the “CEO Pay Ratio”) is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. Due to the flexibility afforded by Item 402(u) in calculating the CEO Pay Ratio, the ratio may not be comparable to CEO pay ratios presented by other companies.
Based on our assessment, we do not believe that there were any changes in our employee population or employee compensation arrangements during fiscal year 2024 that would result in a significant change to our pay ratio calculation. As a result, under applicable Securities and Exchange Commission rules, we have used the same median employee identified for fiscal year 2022 (the “2022 Median Employee”) to calculate the fiscal year 2024 pay ratio (the “CEO Pay Ratio”).
We identified our 2022 Median Employee using a global employee population of 95,004 as of July 1, 2022, representing employees in over 64 countries. This included 66,174 non-U.S. employees. As part of our methodology, and in compliance with the pay ratio rule under Item 402(u), we employed the de minimis exemption for non-U.S. employees and excluded all employees in 8 countries totaling 5,020 employees (approximately 4.89% of our total workforce of 102,693), Employees in the following countries were excluded:
• Poland	112	• Russia	142
• Indonesia	159	• Thailand	322
• Philippines	372	• Turkey	564
• Egypt	260	• Japan	3,089
For employees with insufficient compensation data we assumed that such employee was paid the same as the lowest level employee within that employee’s jurisdiction. This impacted approximately 366 of our employees. In addition, 2,669 employees from non-consolidated joint ventures, which do not follow the same pay programs and practices, were excluded.
As a result, the population used to identify our 2022 Median Employee included 95,004 of our 102,693 employees as of July 1, 2022. For purposes of identifying our 2022 Median Employee, we considered the base salary and annual cash incentive. Base salary and annual cash incentive were chosen because (i) they represent the principal forms of compensation delivered to all employees and (ii) this information is readily available in each country. Pay was annualized for employees who worked a partial year between July 1, 2021, and June 30, 2022. Foreign currencies were converted into U.S. dollars as of July 1, 2022, based on the average daily spot rates during July 2022.
To determine the compensation of our 2022 Median Employee for purposes of the CEO Pay Ratio, we calculated the 2022 Median Employee’s total compensation for fiscal year 2024 in accordance with the requirements of the Summary Compensation Table. Based on such calculation, our 2022 Median Employee’s total compensation for fiscal year 2024 was $49,035, while our CEO’s compensation was $15,408,986. Accordingly, our CEO Pay Ratio was 314:1.
2025 Notice and Proxy Statement      79

Pay Versus Performance Disclosure
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid, as defined by the SEC’s regulations (“CAP”), and certain financial performance of the Company. The following table shows the past four fiscal years’ total compensation for our Chief Executive Officer (“PEO”) and our other named executive officers (“NEOs”) as set forth in the Summary Compensation Table (“SCT”) for each year, the CAP to our NEOs, our total shareholder return (“TSR”), the combined TSR of our selected peer group for this purpose, which is the Standard & Poor’s (“S&P”) 500 Industrials Index, our net income, and our EBIT Growth. For further information concerning our variable pay for performance philosophy and how we align executive compensation with our performance, refer to “Executive Compensation-Compensation Discussion and Analysis.”
					Value of Initial Fixed $100 Investment Based On:
Year (a)	Summary Compensation Table Total for PEO ($) (b)	Compensation Actually Paid to PEO ($) (c)	Average Summary Compensation Table Total for Non-PEO NEOs ($) (d)	Average Compensation Actually Paid to Non-PEO NEOs ($) (e)	Company TSR ($) (f)	S&P 500 Industrials TSR ($) (g)	Net Income ($ in millions) (h)	EBIT Growth (%) (i)
2024	15,408,987	35,125,841	5,627,181	9,530,554	208	178	1,705	8.8
2023	15,882,646	16,020,622	5,528,433	5,131,714	139	131	1,849	16.9
2022	15,687,202	(1,001,706)	4,696,459	357,693	126	108	1,532	11.4
2021	16,170,188	54,159,692	3,857,898	10,886,010	170	129	1,637	11.6

(a)
This table includes four fiscal years (2021, 2022, 2023, and 2024) rather than five because this is a transition year for the new regulation.

(b)
The PEO is Mr. Olivier for all fiscal years shown.

(c)
CAP to Mr. Oliver reflects the respective amounts set forth in column (b) of the table above, adjusted as set forth in the table below. The assumptions used to calculate the fair values did not differ materially from the assumptions used to calculate the fair values as of the grant dates. Dividends and dividend equivalents credited with respect to stock awards in each fiscal year prior to the vesting date were included in the fair value of the awards at the end of the fiscal year or as of the vesting date, as applicable.

Year
CEO	2024
SCT Total Compensation ($)	15,408,987
Less: Stock and Option Award Values Reported in SCT for the Covered Year ($)	11,062,626
Plus: Fair Value for Stock and Option Awards Granted in the Covered Year that are Outstanding and Unvested at End of Year ($)	22,068,352
Plus: Change in Fair Value of Outstanding Unvested Stock and Option Awards from Prior Years that Remain Unvested at End of Year ($)	6,950,976
Plus: Fair Value as of Vesting Date for Awards Granted that Vested in Same Year ($)	—
Plus: Change in Fair Value of Stock and Option Awards from Prior Years that Vested in the Covered Year ($)	1,760,152
Less: Fair Value of Stock and Option Awards Forfeited during the Covered Year ($)	—
Less: Aggregate Change in Actuarial Present Value of Accumulated Benefit Under Pension Plans ($)	—
Plus: Aggregate Service Cost and Prior Service Cost for Pension Plans ($)	—
Compensation Actually Paid ($)	35,125,841

(d)
The following NEO’s are included in the average figures shown:

2021: Messrs. Olivier Leonetti, John Donofrio, Ganesh Ramaswamy, Jeffrey Williams, Brian Stief
2022: Messrs. Olivier Leonetti, Rodney Clark, John Donofrio, Ganesh Ramaswamy, Jeffrey Williams
2023: Messrs. Olivier Leonetti, Rodney Clark and Mses. Lei Schlitz, Julie Brandt
2024: Messrs. Marc Vandiepenbeeck, Olivier Leonetti, Nate Manning, John Donofrio and Ms. Lei Schlitz,
80      Johnson Controls International plc

Pay Versus Performance Disclosure
(e)
CAP to our non-PEO NEOs reflects the respective amounts set forth in column (d) of the table above, adjusted as set forth in the table below. The assumptions used to calculate the fair values did not differ materially from the assumptions used to calculate the fair values as of the grant dates. Dividends and dividend equivalents credited with respect to stock awards in each fiscal year prior to the vesting date were included in the fair value of the awards at the end of the fiscal year or as of the vesting date, as applicable.

Year
2024
Non-PEO NEOs	See footnote (d) above
Average SCT Total Compensation ($)	5,627,181
Less: Average Stock and Option Award Values Reported in SCT for the Covered Year ($)	4,227,460
Plus: Average Fair Value for Stock and Option Awards Granted in the Covered Year that are Outstanding and Unvested at End of Year ($)	5,644,012
Plus: Average Change in Fair Value of Outstanding Unvested Stock and Option Awards from Prior Years that Remain Unvested at End of Year ($)	1,599,534
Plus: Average Fair Value as of Vesting Date for Awards Granted that Vested in Same Year ($)	—
Plus: Average Change in Fair Value of Stock and Option Awards from Prior Years that Vested in the Covered Year ($)	161,026
Less: Average Fair Value of Stock and Option Awards Forfeited during the Covered Year ($)	726,261
Less: Average Aggregate Change in Actuarial Present Value of Accumulated Benefit Under Pension Plans ($)	—
Plus: Average Aggregate Service Cost and Prior Service Cost for Pension Plans ($)	—
Average Compensation Actually Paid ($)	9,530,554

(f)
Represents our cumulative total shareholder return (“TSR”) calculated from September 30, 2020 for the measurement periods ending on September 30 of each of 2021, 2022, 2023 and 2024, respectively.

(g)
Represents the cumulative TSR of the S&P 500 Industrials Index calculated from September 30, 2020 for the measurement periods ending on September 30 of each of 2021, 2022, 2023 and 2024, respectively.

(h)
Reflects “Net Income” in the Company’s audited financial statements included in the Company’s Annual Reports on Form 10-K for each of the fiscal years ended September 30, 2021, 2022, 2023 and 2024.

(i)
Company-selected measure is EBIT Growth. The definition and methodology used to calculate EBIT Growth are found in the CD&A on page 60.

2025 Notice and Proxy Statement      81

Pay Versus Performance Disclosure › Relationship Between Pay and Performance
Relationship Between Pay and Performance
The Pay versus Performance table above and graphs below demonstrate that our PEO and Non-PEO NEOs’ CAP is aligned with our Company’s performance over time. PEO and NEO pay has generally aligned with our cumulative TSR, Net Income, and EBIT Growth, although PEO and NEO pay demonstrated a negative correlation with Net Income and EBIT Growth during Fiscal Year 2024. However, NEO incumbent changes and year over year performance results compared to CAP encompassing four years of performance may distort results in any given year.
Compensation Actually Paid and Cumulative TSR and Relationship between Company TSR and S&P 500 Industrials TSR
The graphs below also illustrates the relationship between our cumulative TSR and the S&P 500 Industrials Index TSR.

Compensation Actually Paid and Net Income
The graphs below illustrate the relationship between CAP and our Net Income

Compensation Actually Paid and EBIT Growth
The graphs below illustrate the relationship between our CAP and our EBIT Growth.

82      Johnson Controls International plc

Pay Versus Performance Disclosure › Most Important Measures to Determine Fiscal 2024 Compensation Actually Paid
Most Important Measures to Determine Fiscal 2024 Compensation Actually Paid
The six performance measures listed below represent the most important metrics we used to link CAP to financial performance for fiscal 2024 as further described in our CD&A.
Most Important Performance Measures:
• EBIT Growth • Revenue Growth • Free Cash Flow Conversion • Pre-tax Earnings Growth • Recurring Revenue • Relative TSR
2025 Notice and Proxy Statement      83

The Annual General Meeting
Questions and Answers
The following questions and answers are intended to address briefly some commonly asked questions regarding the Annual General Meeting. These questions and answers may not address all questions that may be important to you. For more information, please refer to the more detailed information contained elsewhere in this Proxy Statement, including the documents referred to or incorporated by reference herein. For instructions on obtaining the documents incorporated by reference, see “Where You Can Find More Information.”
Why did I receive this Proxy Statement?
We have sent this notice of Annual General Meeting and Proxy Statement, together with the enclosed proxy card or voting instruction card, because our Board of Directors is soliciting your proxy to vote at the Annual General Meeting on March 12, 2025. This Proxy Statement contains information about the items being voted on at the Annual General Meeting and important information about Johnson Controls. Our 2024 Annual Report on Form 10-K, which includes our consolidated financial statements for the fiscal year ended September 30, 2024 (the “Annual Report”), is enclosed with these materials.
Who is entitled to vote?
Each holder of Johnson Controls ordinary shares in our register of shareholders (such owners are often referred to as “shareholders of record,” “record holders” or “registered shareholders”) as of the close of business on January 7, 2025, the record date for the Annual General Meeting, is entitled to attend and vote at the Annual General Meeting. On January 7, 2025, there were 660,139,188 ordinary shares outstanding and entitled to vote at the Annual General Meeting. Any Johnson Controls shareholder of record as of the record date who does not receive notice of the Annual General Meeting and Proxy Statement, together with the enclosed proxy card or voting instruction card and the Annual Report, may obtain a copy at the Annual General Meeting or by contacting Johnson Controls at +353-21-423-5000.
We have requested that banks, brokerage firms and other nominees who hold ordinary shares on behalf of the owners of the ordinary shares (such owners are often referred to as “beneficial shareholders” or “street name holders”) as of the close of business on January 7, 2025 forward these materials, together with a proxy card or voting instruction card, to such beneficial shareholders. Johnson Controls has agreed to pay the reasonable expenses of the banks, brokerage firms and other nominees for forwarding these materials.
Finally, Johnson Controls has provided for these materials to be sent to persons who have interests in its ordinary shares through participation in Johnson Controls’ retirement savings plans. These individuals are not eligible to vote directly at the Annual General Meeting. They may, however, instruct the trustees of these plans how to vote the ordinary shares represented by their interests. The enclosed proxy card will also serve as voting instructions for the trustees of the plans.
How many votes do I have?
Every holder of an ordinary share on the record date will be entitled to one vote per share for each matter presented at the Annual General Meeting. Because each Director’s election is the subject of a separate resolution, every holder of an ordinary share on the record date will be entitled to one vote per share for each separate Director election resolution.
What is the difference between holding shares as a shareholder of record and as a beneficial owner?
Most of our shareholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some differences between shares held of record and those owned beneficially.
Shareholder of Record
If your shares are registered directly in your name in our share register operated by our transfer agent, EQ Shareowner Services, you are considered the shareholder of record with respect to those shares and these proxy materials are being sent to you directly by us. As the shareholder of record, you have the right to grant your voting proxy to the persons named in the proxy card (see “How Do I Appoint and Vote via a Proxy?” below), or to grant a written proxy to any other person, which person
84      Johnson Controls International plc

Questions And Answers › What is the difference between holding shares as a shareholder of record and as a beneficial owner?
does not need to be a shareholder, or to attend and vote in person at the Annual General Meeting. We have enclosed a proxy card for you to use in which you can elect to appoint certain officers of the Company named therein as your proxy.
Beneficial Owner
If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your bank, broker or other nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your bank, broker or other nominee on how to vote your shares and are also invited to attend the Annual General Meeting. However, since you are not the shareholder of record, you may only vote these shares in person at the Annual General Meeting if you follow the instructions described below under “Admission to the Annual General Meeting” and “How do I vote?” Your bank, broker or other nominee has enclosed a voting instruction card for you to use in directing your bank, broker or other nominee as to how to vote your shares, which may contain instructions for voting by telephone or electronically.
How do I vote?
A proxy card is being sent to each shareholder of record as of the record date. If you hold your shares in the name of a bank, broker or other nominee, you should follow the instructions provided by your bank, broker or nominee when voting your shares. Otherwise, you can vote in the following ways:
•
By Mail: If you are a holder of record, you can vote by marking, dating and signing the appropriate proxy card and returning it by mail in the enclosed postage-paid envelope. If you beneficially own your ordinary shares, you can vote by following the instructions on your voting instruction card.

•
By Internet or Telephone: You can vote over the Internet at www.proxyvote.com by following the instructions on the proxy card or the voting instruction card or in the Notice of Internet availability of proxy materials previously sent to you. If you are not a holder of record, you can vote using a touchtone telephone by calling 1-800-690-6903.

•
At the Annual General Meeting: If you are planning to attend the Annual General Meeting and wish to vote your ordinary shares in person, we will give you a ballot at the meeting. Shareholders who own their shares in “street name” are not able to vote at the Annual General Meeting unless they have a proxy, executed in their favor, from the holder of record of their shares.

Even if you plan to be present at the Annual General Meeting, we encourage you to complete and mail the enclosed card to vote your ordinary shares by proxy. Telephone and Internet voting facilities for shareholders will be available 24 hours a day and will close at 11:59 p.m., Eastern Standard Time, on March 11, 2025.
How do I appoint and vote via a proxy?
If you properly fill in your proxy card appointing an officer of the Company as your proxy and send it to us in time to vote, your proxy, meaning one of the individuals named on your proxy card, will vote your shares as you have directed. You may also grant a written proxy to any other person by filling in the proxy card and identifying the person, which person does not need to be a shareholder, or attend and vote in person at the Annual General Meeting. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of Directors “FOR” each Director and “FOR” each of the other agenda items listed below.
If a new agenda item or a new motion or proposal for an existing agenda item is presented at the Annual General Meeting, the Company officer acting as your proxy will vote in accordance with the recommendation of our Board of Directors. At the time we began printing this Proxy Statement, we knew of no matters that needed to be acted on at the Annual General Meeting other than those discussed in this Proxy Statement.
Whether or not you plan to attend the Annual General Meeting, we urge you to submit your proxy. Returning the proxy card or submitting your vote electronically will not affect your right to attend the Annual General Meeting. You must return your proxy cards by the times and dates set forth below under “Returning Your Proxy Card” in order for your vote to be counted.
What if I return my proxy or voting instruction card but do not mark it to show how I am voting?
Your shares will be voted according to the specific instructions you have indicated on your proxy or voting instruction card. If you sign and return your proxy or voting instruction card but do not indicate specific instructions for voting, you instruct the proxy to vote your shares, “FOR” each Director and “FOR” all other proposals. For any other matter which may properly come before the Annual General Meeting, and any adjournment or postponement thereof, you instruct, by submitting proxies with blank voting instructions, the proxy to vote in accordance with the recommendation of the Board of Directors.
2025 Notice and Proxy Statement      85

Questions And Answers › May I change or revoke my vote after I return my proxy or voting instruction card?
May I change or revoke my vote after I return my proxy or voting instruction card?
You may change your vote before it is exercised by:
•
Submitting subsequent voting instructions through the telephone or Internet; if you previously voted by telephone or the Internet;

•
Submitting another proxy card (or voting instruction card if you beneficially own your ordinary shares) with a later date; or

•
Voting in person at the Annual General Meeting if you are a holder of record or a beneficial owner with a proxy from the holder of record.

Your presence without voting at the meeting will not automatically revoke your proxy, and any revocation during the meeting will not affect votes previously taken. If you hold your shares in the name of a bank, broker or other nominee, you should follow the instructions provided by your bank, broker or nominee in revoking your previously granted proxy.
Delivery of Documents to Shareholders Sharing an Address
Securities and Exchange Commission rules allow us to deliver a single copy of an annual report and proxy statement to any household not participating in electronic proxy material delivery at which two or more shareholders reside, if we believe the shareholders are members of the same family (a practice called “householding”). We believe that householding benefits both you and the Company by eliminating duplicate mailings to shareholders living at the same address and by reducing our printing and mailing costs. Each shareholder will continue to receive a separate proxy card or voting instruction card.
We undertake to deliver promptly upon written or oral request a separate copy of the proxy materials, as applicable, to a shareholder at a shared address to which a single copy of the document was delivered. Your household may have received a single set of proxy materials this year. If you prefer to receive your own copy now or in future years, please request a duplicate set by calling 1-866-540-7095, by going to www.proxyvote.com, by e-mailing sendmaterial@proxyvote.com, or by writing to Johnson Controls, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Alternatively, if your household received multiple sets of proxy materials this year, and members of your household who are entitled to receive proxy materials would all prefer to receive only a single set of proxy materials, you may submit such a request as specified in the preceding sentence.
If a broker or other nominee holds your shares, you may continue to receive some duplicate mailings. Certain brokers will eliminate duplicate account mailings by allowing shareholders to consent to such elimination, or through implied consent if a shareholder does not request continuation of duplicate mailings. Since not all brokers and nominees may offer shareholders the opportunity this year to eliminate duplicate mailings, you may need to contact your broker or other nominee directly to discontinue duplicate mailings to your household.
What vote is required to approve each proposal at the Annual General Meeting?
Johnson Controls intends to present proposals numbered one through eight for shareholder consideration and voting at the Annual General Meeting. The vote required to approve each proposal is described below:
1.
By separate resolutions, to elect the following individuals as Directors for a period of one year, expiring at the end of the Company’s Annual General Meeting of Shareholders in 2026:

(a) Timothy M. Archer	(b) Jean Blackwell	(c) Pierre Cohade
(d) Patrick K. Decker	(e) W. Roy Dunbar	(f) Gretchen R. Haggerty
(g) Ayesha Khanna	(h) Seetarama (Swamy) Kotagiri	(i) George R. Oliver
(j) Jürgen Tinggren	(k) Mark Vergnano	(l) John D. Young
The election of each Director nominee requires the affirmative vote of a majority of the votes properly cast (in person or by proxy) at the Annual General Meeting. Any nominee for Director who does not receive a majority of the votes cast is not elected to the Board.
2.
To ratify the appointment of PricewaterhouseCoopers LLP as the independent auditors of the Company and to authorize the Audit Committee of the Board of Directors to set the auditors’ remuneration, which in each case, requires the affirmative vote of a majority of the votes properly cast (in person or by proxy) at the Annual General Meeting.

3.
To authorize the Company and/or any subsidiary of the Company to make market purchases of Company shares, which requires the affirmative vote of a majority of the votes properly cast (in person or by proxy) at the Annual General Meeting.

4.
To determine the price range at which the Company can re-allot shares that it holds as treasury shares (Special Resolution), which requires the affirmative vote of at least 75% of the votes properly cast (in person or by proxy) at the Annual General Meeting.

86      Johnson Controls International plc

Questions And Answers › What vote is required to approve each proposal at the Annual General Meeting?
5.
To approve, in a non-binding advisory vote, the compensation of the named executive officers, which will be considered approved with the affirmative vote of a majority of the votes properly cast (in person or by proxy) at the Annual General Meeting. The advisory vote on executive compensation is non-binding, meaning that our Board of Directors will not be obligated to take any compensation actions or to adjust our executive compensation programs or policies as a result of the vote.

6.
To approve the authorization for the Board of Directors to issue shares up to 20% of its issued share capital, which requires the affirmative vote of a majority of the votes properly cast (in person or by proxy) at the Annual General Meeting.

7.
To approve the authorization for the Board of Directors to issue shares for cash up to a maximum of approximately 20% of issued share capital without applying statutory preemption rights (Special Resolution), which requires the affirmative vote of at least 75% of the votes properly cast (in person or by proxy) at the Annual General Meeting.

What is the quorum requirement for the Annual General Meeting?
In order to conduct any business at the Annual General Meeting, holders of a majority of Johnson Controls’ ordinary shares which are outstanding and entitled to vote on the record date must be present in person or represented by valid proxies. This is called a quorum. Your shares will be counted for purposes of determining if there is a quorum, whether representing votes for, against or abstained, or broker non-votes, if you:
•
are present and vote in person at the meeting;

•
have voted by telephone or the Internet; OR

•
you have submitted a proxy card or voting instruction form by mail.

What is the effect of broker non-votes and abstentions?
Abstentions and broker non-votes are considered present for purposes of determining the presence of a quorum. Abstentions and broker non-votes will not be considered votes properly cast at the Annual General Meeting. Because the approval of all of the proposals is based on the votes properly cast at the Annual General Meeting, abstentions and broker non-votes will not have any effect on the outcome of voting on these proposals.
A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular agenda item because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. Although brokers have discretionary power to vote your shares with respect to “routine” matters, they do not have discretionary power to vote your shares on “non-routine” matters pursuant to the rules of The New York Stock Exchange (the “NYSE”). We believe the following proposals will be considered non-routine under NYSE rules and therefore your broker will not be able to vote your shares with respect to these proposals unless the broker receives appropriate instructions from you: Proposal No. 1 (Election of Directors), and Proposal No. 5 (Advisory Vote on Executive Compensation). Your broker will not be able to vote your shares with respect to these proposals unless the broker receives appropriate instructions from you.
How will voting on any other business be conducted?
Other than matters incidental to the conduct of the Annual General Meeting and those set forth in this Proxy Statement, we do not know of any business or proposals to be considered at the Annual General Meeting. If any other business is proposed and properly presented at the Annual General Meeting, the proxy holders must vote in accordance with the instructions given by the shareholder. You may specifically instruct the proxy holder how to vote in such a situation. In the absence of specific instructions, by signing the proxy, you instruct the proxy holder to vote in accordance with the recommendations of the Board of Directors.
Important notice regarding the availability of proxy materials for the Annual General Meeting:
Our Proxy Statement for the Annual General Meeting and the form of proxy card are available at www.proxyvote.com.
As permitted by SEC rules, we are making this Proxy Statement available to our shareholders electronically via the Internet. On January 21, 2025, we first mailed to our shareholders a Notice containing instructions on how to access this Proxy Statement and vote online. If you received a Notice by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice instructs you on how to access and review all of the important information contained in the Proxy Statement. The Notice also instructs you on how you may submit your proxy over the Internet. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Notice.
2025 Notice and Proxy Statement      87

Questions And Answers › Returning Your Proxy Card
Returning Your Proxy Card
Shareholders who are voting by mail should complete and return the proxy card as soon as possible. In order to assure that your proxy is received in time to be voted at the meeting, the proxy card must be completed in accordance with the instructions and received at one of the addresses set forth below by the dates and times specified:
Ireland:
By 5:00 p.m., local time, on March 11, 2025 by hand or mail at:
Johnson Controls International plc
One Albert Quay
Cork, Ireland
T12 X8N6
United States:
By 5:00 p.m., Eastern Standard Time, on March 11, 2025 by mail at:
Broadridge Financial Solutions
c/o Vote Processing
51 Mercedes Way
Edgewood, NY 11717
If your shares are held beneficially in “street name,” you should return your proxy card or voting instruction card in accordance with the instructions on that card or as provided by the bank, brokerage firm or other nominee who holds Johnson Controls shares on your behalf.
Admission to the Annual General Meeting
For admission to the Annual General Meeting, shareholders of record should bring the admission ticket attached to the enclosed proxy card to the Registered Shareholders check-in area, where their ownership will be verified. Those who have beneficial ownership of shares held by a bank, brokerage firm or other nominee should come to the Beneficial Owners check-in area. Beneficial owners who wish to vote in person at the Annual General Meeting are requested to obtain a “legal proxy” executed in their favor, from their broker, bank, nominee or other custodian that authorizes you to vote the shares held by them on your behalf. In addition, you must bring to the Annual General Meeting an account statement or letter from the broker, bank or other nominee indicating that you are the owner of the shares. Registration will begin at 2:00 pm, local time, and the Annual General Meeting will begin at 3:00 pm, local time.
Johnson Controls Annual Report
The Johnson Controls International plc 2024 Annual Report on Form 10-K containing our audited consolidated financial statements with accompanying notes and schedules is accompanied with this Proxy Statement and available on the Company’s website in the Investor Relations Section at www.johnsoncontrols.com. Copies of these documents may be obtained without charge by contacting Johnson Controls by phone at +353-21-423-5000. Copies may also be obtained without charge by contacting Investor Relations in writing or may be physically inspected at the offices of Johnson Controls International plc, One Albert Quay, Cork, Ireland.
Ordinary Share Price and Dividend Information
The shares of the Company’s ordinary shares are traded on the New York Stock Exchange under the symbol “JCI.”

Title of Class	Number of Record Holders as of December 31, 2024
Ordinary Shares, $0.01 par value	26,773
88      Johnson Controls International plc

Questions And Answers › Ordinary Share Price and Dividend Information
	Ordinary Shares Price Range		Dividends
	FY 2024	FY 2023	FY 2024	FY 2023
First Quarter	$48.10 – $57.70	$49.19 – $68.65	$0.37	$0.35
Second Quarter	52.40 – 65.32	56.88 – 69.60	0.37	0.36
Third Quarter	60.47 – 73.90	54.90 – 67.70	0.37	0.37
Fourth Quarter	65.52 – 77.61	51.46 – 70.43	0.37	0.37
Year	$48.10 – 77.61	$49.19 – 70.43	$1.47	$1.45
Presentation of Irish Statutory Accounts
The Company’s Irish Statutory Accounts for the fiscal year ended September 30, 2024, including the reports of the Directors and auditors thereon, will be presented at the Annual General Meeting. The Company’s Irish Statutory Accounts are approved by the Board of Directors of the Company. There is no requirement under Irish law that such statements be approved by shareholders, and no such approval will be sought at the Annual General Meeting. The Company’s Irish Statutory Accounts will be available at least 21 days before the date of the Annual General Meeting, along with the Proxy Statement, the Company’s Annual Report on Form 10-K and other proxy materials at www.proxyvote.com, and in the Investor Relations section of the Company’s website at www.johnsoncontrols.com.
Costs of Solicitation
We will pay the cost of solicitation of proxies. We have engaged Mackenzie Partners as the proxy solicitor for the Annual General Meeting for an approximate fee of $13,750, plus expenses. In addition to the use of the mail, certain of our Directors, officers or employees may solicit proxies by telephone or personal contact. Upon request, we will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of shares.
We are furnishing this Proxy Statement to our shareholders in connection with the solicitation of proxies by our Board of Directors for use at an Annual General Meeting of our shareholders. We are first mailing this Proxy Statement and the accompanying form of proxy to shareholders beginning on or about January 21, 2025.
Transfer Agent
Our transfer agent is EQ Shareowner Services. All communications concerning shareholders of record accounts, including address changes, name changes, common stock transfer requirements, and similar issues can be handled by contacting EQ Shareowner Services at 1-877-602-7397 (U.S.), 651-450-4064 (outside the U.S.), www.shareowneronline.com, or in writing, P.O. Box 64854, St. Paul, MN 55164-0854.
Shareholder Proposals for the 2026 Annual General Meeting
In accordance with the rules established by the SEC, as well as under the provisions of our Memorandum and Articles of Association, any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”) intended for inclusion in the proxy statement for next year’s Annual General Meeting must be received by Johnson Controls no later than September 23, 2025. Such proposals should be sent to our Corporate Secretary at our registered address, which is: One Albert Quay, Cork, Ireland T12 X8N6. To be included in the Proxy Statement, the proposal must comply with the requirements as to form and substance established by the SEC and our Articles of Association, and must be a proper subject for shareholder action under applicable law. Any shareholder proposal that is not submitted for inclusion in the Proxy Statement but is instead sought to be presented directly at the 2026 Annual General Meeting must be received by the Secretary at the address listed above prior to December 6, 2025. Securities and Exchange Commission rules permit management to vote proxies in its discretion in certain cases if the shareholder does not comply with this deadline and in certain other cases notwithstanding the shareholder’s compliance with this deadline.
New proposals or motions with regard to existing agenda items are not subject to such restrictions and can be made at the meeting by each shareholder attending or represented. Note that if specific voting instructions are not provided to the proxy, shareholders who submit a proxy card instruct the proxy to vote their shares in accordance with the recommendations of the Board of Directors with regard to the items appearing on the agenda.
2025 Notice and Proxy Statement      89

Questions And Answers › Where You Can Find More Information
Where You Can Find More Information
We file annual, quarterly and special reports, proxy statements and other information with the SEC. Our SEC filings are also available to the public at the SEC’s website (www.sec.gov).
The SEC’s website contains reports, proxy statements and other information regarding issuers, like us, that file electronically with the SEC. You may find our reports, proxy statements and other information at the SEC website. In addition, you can obtain reports and proxy statements and other information about us at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.
We maintain a website on the Internet at www.johnsoncontrols.com. We make available free of charge, on or through our website, our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, current reports on Form 8-K and any amendments to those reports, as soon as reasonably practicable after such material is filed with the SEC. This reference to our Internet address is for informational purposes only and shall not, under any circumstances, be deemed to incorporate the information available at such Internet address into this proxy.
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth the number of registered shares beneficially owned as of January 7, 2025 by each current Director, each Named Executive Officer and the Directors and Executive Officers of Johnson Controls as a group.

Beneficial Owner	Title	Number of shares beneficially owned(1)(2)	Percent of Class
Timothy Archer	Director	425	(*)
Jean Blackwell	Director	11,007	(*)
Pierre Cohade	Director	9,853	(*)
Patrick Decker	Director	—	(*)
John Donofrio	Named Executive Officer	260,503	(*)
W. Roy Dunbar	Director	13,313	(*)
Gretchen R. Haggerty	Director	18,620	(*)
Ayesha Khanna	Director	1,534	(*)
Seetarama (Swamy) Kotagiri	Director	—	(*)
Olivier Leonetti	Former Chief Financial Officer	—	(*)
Nate Manning	Named Executive Officer	119,554	(*)
Simone Menne	Director	12,004	(*)
George R. Oliver	Chairman and CEO	2,842,421	(*)
Lei Schlitz	Named Executive Officer	42,176	(*)
Jürgen Tinggren	Director	27,215	(*)
Marc Vandiepenbeeck	Named Executive Officer	40,670	(*)
Mark Vergnano	Director	25,832	(*)
John D. Young	Director	12,964	(*)
All current directors and executive officers as a group (22 persons)		3,548,303	(*)

(*)
Less than 1%

(1)
The number shown reflects the number of ordinary shares owned beneficially as of January 7, 2025, based on information furnished by the persons named, public filings and Johnson Controls’ records. A person is deemed to be a beneficial owner of ordinary shares if he or she, either alone or with others, has the power to vote or to dispose of those ordinary shares. Except as otherwise indicated below and subject to applicable community property laws, each owner has sole voting and sole investment authority with respect to the shares listed. To the extent indicated in the notes below, ordinary shares beneficially owned by a person include ordinary shares of which the person has the right to acquire beneficial ownership within 60 days after January 7, 2025. There were 660,139,188 Johnson Controls ordinary shares outstanding on such date.

90      Johnson Controls International plc

Questions And Answers › Security Ownership of Certain Beneficial Owners and Management
(2)
Includes the maximum number of shares for which these individuals can acquire beneficial ownership upon the exercise of share options that are currently vested or will vest within 60 days of January 7, 2025 as follows: (i) Mr. Donofrio, 228,820, Mr. Manning, 99,261, Mr. Oliver, 1,567,000, Ms. Schlitz, 18,877, Mr. Vandiepenbeeck, 32,309 and all executive officers as a group 1,999,782 and (ii) the vesting of RSUs that will vest within 60 days of January 7, 2025 as follows: Mr. Vandiepenbeeck, 6,535 RSUs and all Directors and Executive Officers as a group: 6,535 RSUs.

The following table sets forth the information indicated for persons or groups known to the Company to be beneficial owners of more than 5% of the outstanding ordinary shares.

Name and Address of Beneficial Owner	Number of Ordinary Shares Beneficially Owned	Percentage of Ordinary Shares Outstanding
Dodge & Cox, 555 California Street, 40th Floor, San Francisco, CA 94104	85,367,376(1)	12.8%
The Vanguard Group, 100 Vanguard Blvd., Malvern, PA 19355	71,385,985(2)	10.5%
BlackRock, Inc., 50 Hudson Yards, New York, NY 10001	45,901,815(3)	6.9%

(1)
Based solely on the information reported by Dodge & Cox provided pursuant to the Schedule 13G/A filed November 13, 2024 with the SEC, indicating beneficial ownership as of September 30, 2024. Dodge & Cox, together with its affiliates, held an interest in 85,367,376 ordinary shares. Dodge & Cox, has sole voting power over 81,824,080 shares, sole investment power over 85,367,376 shares, and no shared voting power or shared investment power.

(2)
Based solely on the information reported by The Vanguard Group provided pursuant to the Schedule 13G/A filed January 10, 2024 with the SEC, indicating beneficial ownership as of December 29, 2023. The Vanguard Group, together with its affiliates, held an interest in 71,385,985 ordinary shares. The Vanguard Group has shared voting power over 854,318 shares, sole investment power over 68,381,957 shares, shared investment power over 3,004,028 shares and no sole voting power.

(3)
Based solely on the information reported by Blackrock, Inc. in a Notification of Holdings under Irish law provided to the Company on December 23, 2024 and reporting ownership as of December 20, 2024, Blackrock, together with its affiliates, held an interest in 45,901,815 ordinary shares.

2025 Notice and Proxy Statement      91

Annex A
Non-Gaap Reconciliations
This Proxy Statement contains financial information regarding adjusted earnings per share, which is a non-GAAP performance measure. The adjusting items shown in the table below are excluded because these items are not considered to be directly related to the underlying operating performance of the Company. Financial information regarding organic sales growth is also presented, which is a non-GAAP performance measure. Management believes that, when considered together with unadjusted amounts, these non-GAAP measures are useful to investors in understanding period-over-period operating results and business trends of the Company. Management may also use these metrics as guides in forecasting, budgeting and long-term planning processes and for compensation purposes. These metrics should be considered in addition to, and not as replacements for, the most comparable GAAP measure.
Diluted Earnings Per Share Reconciliation
A reconciliation of diluted earnings per share as reported to adjusted diluted earnings per share for the twelve months ended September 30, 2024 and 2023 is shown below (unaudited):

	Twelve Months Ended September 30,
(in millions, except per share)	2024	2023
As reported (GAAP)	$2.52	$2.69
Adjusting items:
Net mark-to-market adjustments	(0.09)	0.13
Restructuring and impairment costs, net of NCI	0.79	1.54
Water systems AFFF settlement	1.11	—
AFFF insurance recoveries	(0.54)	—
Transaction/separation costs	0.11	0.18
Earn-out adjustments	(0.10)	(0.04)
Warehouse fire loss	—	0.06
Cyber incident costs	0.04	—
Global Products product quality issue	0.05	—
Loss on divestiture	0.06	—
EMEA/LA joint venture loss	0.03	—
Tax impact of adjusting items, net	(0.18)	(0.25)
Discrete tax items,net	(0.08)	(0.81)
Adjusted (non-GAAP)*	$3.71	$3.50

*
May not sum due to rounding

2025 Notice and Proxy Statement      A-1

Annex A › Non-Gaap Reconciliations
Organic Growth Reconciliation
The components of the changes in net sales and service revenue for the twelve months ended September 30, 2024 versus the twelve months ended September 30, 2023, including organic growth, are shown below (unaudited):
	Twelve Months Ended September 30
Net sales	Building Solutions
(in millions)	North America	EMEA/LA	Asia Pacific	Total	Global Products	Total JCI plc
Net sales – 2023	$10,330	$4,096	$2,746	$17,172	$9,621	$26,793
Base year adjustments
Divestitures and other	—	(3)	(58)	(61)	(147)	(208)
Foreign currency	13	(39)	(62)	(88)	(170)	(258)
Adjusted base net sales	10,343	4,054	2,626	17,023	9,304	26,327
Acquisitions	48	9	51	108	29	137
Organic growth	957	233	(440)	750	204	954
Net sales – 2024	$11,348	$4,296	$2,237	$17,881	$9,537	$27,418
Growth %:
Net sales	10%	5%	(19)%	4%	(1)%	2%
Organic growth	9%	6%	(17)%	4%	2%	4%
	Twelve Months Ended September 30
Service revenue	Building Solutions
(in millions)	North America	EMEA/LA	Asia Pacific	Total	Global Products	Total JCI plc
Service revenue – 2023	$3,962	$1,821	$759	$6,542	$—	$6,542
Base year adjustments
Divestitures and other	—	(1)	(58)	(59)	—	(59)
Foreign currency	—	(76)	(14)	(90)	—	(90)
Adjusted base service revenue	3,962	1,744	687	6,393	—	6,393
Acquisitions	43	4	21	68	—	68
Organic growth	244	234	46	524	—	524
Service revenue – 2024	$4,249	$1,982	$754	$6,985	$—	$6,985
Growth %:
Service revenue	7%	9%	(1)%	7%	—%	7%
Organic growth	6%	13%	7%	8%	—%	8%
A-2      Johnson Controls International plc

JOHNSON CONTROLS INTERNATIONAL PLC ONE ALBERT QUAYCORK, IRELAND SCAN TO VIEW MATERIALS & VOTEVOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on March 11, 2025 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on March 11, 2025 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:V60449-P22204-Z89035KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLYJOHNSON CONTROLS INTERNATIONAL PLCOrdinary BusinessThe Board of Directors recommends that you vote FOR each director nominee included in ProposalNo. 1, FOR proposals No. 2a, 2b, 3, 4, 5, 6 and 7:1.By separate resolutions, to elect the following individuals as Directors for a period of one year, expiring at the end of the Company’s Annual General Meeting of Shareholders in 2026: Nominees:1a.Timothy M. Archer1b.Jean Blackwell1c.Pierre Cohade1d.Patrick K. Decker1e.W. Roy Dunbar1f.Gretchen R. Haggerty1g.Ayesha Khanna1h.Seetarama (Swamy) Kotagiri1i.George R. Oliver1j.Jurgen Tinggren1k.Mark Vergnano1l.John D. Young2.a To ratify the appointment of PricewaterhouseCoopers LLP as the independent auditors of the Company. For Against Abstain! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! ! 2.bTo authorize the Audit Committee of the Board of Directors to set the auditors’ remuneration.Special Business3.To authorize the Company and/or any subsidiary of the Company to make market purchases of Company shares. 4.To determine the price range at which the Company can re-allot Shares that it holds as treasury shares (Special Resolution). 5.To approve, in a non-binding advisory vote, the compensation of the named executive officers. 6.To approve the Directors' authority to allot shares up to approximately 20% of issued share capital. 7.To approve the waiver of statutory preemption rights with respect to up to 20% of the issued share capital (Special Resolution). Please indicate if you plan to attend this meeting. For Against Abstain! ! !! ! !! ! !! ! !! ! !! ! !YesNo! ! Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

ADMISSION TICKET2025 Annual General Meeting ofShareholders of Johnson Controls International plcMarch 12, 20253:00 PM, Local TimeThe Merrion Hotel24 Upper Merrion StreetDublin 2, IrelandImportant Notice Regarding the Availability of Proxy Materials for the Annual General Meeting:The Combined Notice and Proxy Statement, Annual Report, Irish Statutory Accounts and Non-Financial Disclosure Report are or will be available at www.proxyvote.com.V60450-P22204-Z89035JOHNSON CONTROLS INTERNATIONAL PLCTHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe undersigned hereby appoint(s) George R. Oliver and John Donofrio, or either of them, as proxies, each with full power of substitution, and hereby authorize(s) them to represent and to vote all of the Ordinary Shares of Johnson Controls International plc that the shareholder(s) is/are entitled to vote at the Annual General Meeting of Shareholders to be held at 3:00 p.m., local time on Wednesday, March 12, 2025 at The Merrion Hotel, 24 Upper Merrion Street, Dublin 2, Ireland, and any adjournment or postponement thereof, as indicated on the reverse side of this proxy card with respect to the proposals set forth in the proxy statement and, in their discretion, upon any matter that may properly come before the meeting or any adjournment of the meeting.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.IF YOU ARE NOT VOTING ON THE INTERNET OR BY TELEPHONE, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.PLEASE MARK YOUR VOTES IN THE CORRESPONDING BOXES ON THE REVERSE SIDE1.By separate resolutions, to elect the individuals as Directors for a period of one year, expiring at the end of the Company’s Annual General Meeting of Shareholders in 2026. 2.To ratify the appointment of PricewaterhouseCoopers LLP as the independent auditors of the Company and to authorize the Audit Committee of the Board of Directors to set the auditors’ remuneration. 3.To authorize the Company and/or any subsidiary of the Company to make market purchases of Company shares. 4.To determine the price range at which the Company can re-allot shares that it holds as treasury shares (Special Resolution). 5.To approve, in a non-binding advisory vote, the compensation of the named executive officers. 6.To approve the Directors' authority to allot shares up to approximately 20% of issued share capital. 7.To approve the waiver of statutory preemption rights (Special Resolution).